UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22468

                                          Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                           Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code: 011-44-20-3077-6000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

ASHMORE FUNDS

ANNUAL FINANCIAL STATEMENTS

October 31, 2012

(THIS PAGE INTENTIONALLY LEFT BLANK)

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This material is authorized for use only when preceded or accompanied by the current Ashmore Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGERS REPORT

For the period November 1, 2011 to October 31, 2012

Overview

The period since last November has seen an expected degree of volatility across investment markets due to the on-going European sovereign debt crisis and lingering concerns about the speed of the recovery in the United States.

Despite what the price action may otherwise indicate, we still believe that fundamentals across Emerging Markets generally, both at the sovereign and corporate level, are strong. Growth remains robust in both absolute terms (around 5% to 6%) and more certainly in relative terms compared to developed markets, which continue to flirt with dips back into technical recessions.

In late 2011, the market experienced a moderate sell-off that was driven by concerns about U.S. growth and European sovereigns, which materially weighted on global risk sentiment. During this period, concerns about Greece were at the forefront, due to political posturing, including a decision by the German Constitutional Court, which had to rule on Germany’s ability to participate in the Greek bailout after German opposition members questioned the legality of Germany’s contribution to the broader EU bailout scheme. The uncertainty created by the European debate led many investors to de-risk in the event of a tail-risk scenario that could see multiple European countries – in particular the larger ones like Spain or Italy—require a bailout. Market participants eagerly awaited policy intervention and the absence of any decisive action led to increased selling pressure. During this period, the underlying fundamentals across Emerging Markets did not materially deteriorate to a level that justified the drop in most asset prices. In fact, it was during the 4th quarter of 2011 that Ashmore took advantage of mispriced securities to lock-in attractive entry points and position portfolios for the eventual rebound, which came in the 1st quarter of 2012.

During the last week of December, the market began to turn following an announcement by the European Central Bank (“ECB”) to provide nearly €500 billion in Long Term Refinancing Operation (“LTRO”) financing to Eurozone banks. The LTRO programme is meant to provide banks in the Eurozone with cheap financing at 1% and allow these banks to not only shore up their own capital situations, but also pass this liquidity to borrowers across the Eurozone to stimulate economic activity. The ECB action preceded upbeat U.S. economic data, which further brought investors back to the markets. In January alone, all major Emerging Market indices were up strongly, led by local currency debt, which jumped nearly 7.5% (based on JP Morgan GBI EM Global Diversified index). Strong performance continued into February, but ran out of steam in March as investors locked in gains, believing that the market had gotten a bit ahead of itself and re-focusing on problems in Europe, which still included some fairly negative tail risk scenarios.

We arrived at the end of September having had the acute European tail risks (principally Spain and Italy) largely mitigated by the ECB’s announcement to effectively buy sovereign debt to keep borrowing rates below danger levels and positive movement in Greece. In the U.S. QE3 was announced, this time aimed at the beleaguered real estate market with the US Fed looking to buy mortgage backed securities, which seeks to both keep low mortgage rates anchored, but also remove some of the troubled assets off the books of financial institutions. Emerging Market fundamentals continue to look attractive and growth has picked up across some of the larger countries that suffered through the drop in mid to late 2011, such as China and Brazil.

Our outlook for Emerging Markets is constructive, with many assets among the main asset classes priced below our assessment of intrinsic value and, on a risk basis, we believe still offering superior fundamentals with the added benefit of higher yields or in the case of equities, better company profiles given the market consensus view on future growth expectations across the Emerging World.

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INVESTMENT MANAGERS REPORT (CONTINUED)

Portfolio Overview

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of corporate issuers, which may be denominated in any currency, including the local currency of the issuer. Emerging Market Corporates operate in an environment that typically consists of higher growth and maturing capital markets. Increased “south/south” trade (a.k.a. trade among other Emerging Market countries as opposed to trade with Developed Markets) has also been a material structural change for Emerging Market Corporates and has helped them to broaden their customer base. In most cases, Emerging Market Corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. These industries are the ones which will reap larger rewards from the developing economies in which they operate. Ashmore continues to focus its efforts on companies that are less followed by the market and thus allow for us to add maximum value based on our views, research and global Emerging Market network capabilities. Over the period, the fund produced attractive returns, which were due to a combination of spread compression resulting from a general willingness of investors to acquire Emerging Market corporate debt as well as attractive coupons, which have had the combined effect of not only boosting total returns, but also cushioning the impact of market sell-offs. We are highly constructive on the outlook for Emerging Market Corporate Debt, which is the largest growing part of the Emerging Market debt universe.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in the local currency of the issuer. Returns for the Fund are driven by Emerging Market currency appreciation, interest rate positioning and credit worthiness. Our outlook for Emerging Market currencies remains unchanged in that we expect that the medium to long term trend will be a gradual appreciation of Emerging Market currencies relative to developed market currencies – namely the US dollar. Not only are Emerging Market currencies supported by stronger growth, more robust fundaments and higher interest rates compared to developed markets, but it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of the bonds, we continue to find attractive opportunities across Emerging Market countries. Increasingly, Emerging Market monetary policymakers are acting in idiosyncratic fashion subject to their own domestic needs. This requires local expertise to understand the dynamics that drive local decision-making. Among the Fund’s top contributors in the period, we saw strong gains out of our positions in China, which have generally been linked to the homebuilding sector. The expected recovery in Chinese growth has seen bond prices for these instruments bid higher. Our off-benchmark in the UAE was a strong contributor as well, where a local port operator made a full repayment of their sukuk bonds.

Ashmore Emerging Markets Local Currency Fund

The Ashmore Emerging Markets Local Currency Fund (“the Fund”) seeks to achieve its objective by investing principally in derivatives and other instruments that mature in less than one year (“short-dated instruments”) and provide investment exposure to local currencies of Emerging Market Countries. The Fund also has the flexibility to invest in longer-dated derivative instruments. The Fund may also invest in debt instruments of any maturity issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer. Consistent with our outlook for local currency bonds, we are looking for Emerging Market currencies to grind higher relative to the US dollar over the medium term. The current environment continues to reflect the better fiscal and growth picture across Emerging Markets compared to developed markets. Putting aside periods of market dislocations, when positioning tends to be based more on technical and emotional factors, rather than fundamentals, a focus on the real drivers of long-term currency performance, relative interest rates and growth are clearly in favour of Emerging Markets. The deleveraging process is perhaps halfway completed across the developed world. On a sovereign level, the heavy debt burdens of developed market countries are clear – no more so than in the United States, which seems to continually bump up against its multi-trillion dollar debt ceiling. In our view, the safe haven for currency investors is in a basket of Emerging Market currencies, which not only offers superior

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INVESTMENT MANAGERS REPORT (CONTINUED)

diversification, but also allows the manager to invest in currencies that we believe are best positioned to benefit from positive domestic and regional trends that should push currency prices higher. The best performing currencies have been the rouble and the Mexican peso. The rouble has benefitted from a strong domestic economy and higher oil prices, while the peso gains have been more tactical, given some larger swings in the currency this year on account of risk appetite and U.S.-related events.

Ashmore Emerging Markets Sovereign Debt Fund

The Ashmore Emerging Markets Sovereign Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in any Hard Currency. Historically, Emerging Markets Sovereign debt has typically been the most developed, stable, and least risky asset class in Emerging Market fixed income. Given the strong policy responses by the ECB and the US Fed in 2012, hard currency assets have performed particularly well in Emerging Markets over the period. It is clear that international investors are much more comfortable making the jump from domestic bonds to Emerging Market bonds, when they are denominated in hard currency. The relative strength of Emerging Market issuers to developed markets and the attractive pick-up in yield has seen hard currency sovereign debt instruments bid up strongly over the year. Among the Fund’s best performing positions, Russia and Venezuela were standouts. The Russian economy has performed well during the course of the year buoyed by robust consumer spending, a pick-up in industrial production and improved political outlook after some tense months in late 2011. The rise in oil prices has also helped on the fiscal side. The Russian economy held up quite well in the challenging second quarter of the year. The Fund’s gains in Venezuela were driven almost entirely by the prospect of a Chavez loss in the presidential election in October. A change in government would have been welcome by investors as a chance to bring discipline to the government’s finances and potentially generate renewed interest by international investors, who have been chased off by Chavez’s nationalistic rhetoric and seizures. When it became clear that Chavez would win yet again, the bonds sold off. Ashmore had gone into the election with a lighter position than it did earlier on as the potential upside did not outweigh the downside and thus we re-allocated assets among other more attractive securities. Overall, the performance was solidly positive and those investors who held their nerve were rewarded for their patience during the period.

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign, and Corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency. We have seen over the period sharp swings in investors risk perception due to the European sovereign debt crisis and concerns over U.S. growth. For example, the exuberance of investors early in the 1st quarter of 2012 abruptly gave way to risk aversion in toward the end of March, which pushed us into a market correction that lasted until the ECB announced that it would engage in open-ended purchases of European sovereign debt to keep lending rates manageable. The three main themes in the Total Return Fund have performed differently during the ebbs and flows of risk appetite over the period. Hard currency assets have been the best performers, owning to their hard currency denomination and credit risk profiles. Although during periods of market downturns investors have preferred to seek the safety of assets and currencies they know best (US Treasuries and the US dollar for the most part), the reality is that investors realise that not only does Emerging Market sovereign debt represent a sensible trade from a credit standpoint, but the yield is multiples higher compared to developed market sovereign debt. Thus, Emerging Market sovereign debt not only saw appreciation this year due to favourable demand during periods of market stress, but also saw strong investor participation during bull market periods, where investors were more inclined to look for returns beyond their borders. Local currency has been a more tactical allocation. Given its strong liquidity profile, Emerging Market currencies are a quick way for investors to express a global risk view. We have seen sharp rises followed by sharp declines in EM currencies. The overall effect has been a positive return, but due to the volatility, we have managed our exposures more tactically. Corporate Debt has been the main alpha position in our asset allocation. Looking ahead, we are strategically bullish on the asset class and have taken opportunities to add exposure when prices come off. The Fund’s ability to moderate its allocations among these three themes has been a key way in which we have been able to manage the downside risk and maximise longer-term appreciation potential. The largest contributors to performance in the period were from positions in Brazil and Mexico. In the case of the former, gains were made across asset classes, with local currency contributing the most on our local currency

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INVESTMENT MANAGERS REPORT (CONTINUED)

bond exposure and active management of the tightly controlled USD/BRL rate. In Mexico, performance was driven by our corporate debt positions and in local currency, where the peso has been volatile over the period with large gains in early and late 2012, with a moderate correction from April to June.

Ashmore Emerging Markets Equity Fund

The Ashmore Emerging Markets Equity Fund, launched on June 22, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The MSCI Emerging Markets Index (Net) returned 2.6% in USD terms for the year ending October 2012.

Performance was mixed on a country and regional basis. Egypt and Turkey were the top performing markets. The Fund’s overweight positions in China and South Korea, and the underweights in Chile and South Africa added relative value. Brazil and Russia were among the detractors over the period. In terms of regions, Asia, the Philippines, Thailand, India and China outperformed. In Latin America, Colombia and Mexico also delivered strong returns, while Brazil’s returns lagged as the government continued its interventionist policies. Stock selection in Mexico, India and China delivered the best relative performance. Cemex in Mexico outperformed for the period, and in India, Strides Arcolab, and industrial conglomerate Jaiprakash Associates were amongst the top performers.

We believe the recovery, which began this summer, is likely to continue as emerging economies take action to support domestic growth. Emerging markets continue to provide attractive investment opportunities, with the MSCI EM index trading at 10.9x 2013 earnings (as of October 31) according to our estimates. China, South Korea and Russia continue to offer some of the most attractive valuations, at 8.9x, 8.4x, and 5.9x 2013 earnings respectively while offering a Price to Book Value of 1.5x, 1.1x and 0.8x, compared to an index level of 1.8x (according to our estimates, as of October 31).

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund, launched on October 4, 2011, seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The MSCI Emerging Markets Small Cap Index (Net) returned 3.7% in USD terms for the one year ending October 2012.

Egypt and Turkey were top performing markets. In Asia, Thailand, the Philippines and India delivered the strongest return. In Latin America, Mexico and Peru delivered the strongest returns. Russia and the Czech Republic lagged the rest of the markets.

The Fund outperformed the benchmark during the period. Stock selection added value, particularly in South Korea. South Korean tour operators did well this quarter, including Hana Tour Service and Modetour network, which have seen a significant pickup in Chinese tourism since the geopolitical issues between China and Japan have risen. In addition, stock selection in Thailand added value. On the negative side, stock selection in Mexico and Malaysia detracted from performance. Overall, the portfolio’s underweight in materials and health care added to relative returns.

We believe the recovery, which began this summer, is likely to continue as emerging economies take action to support domestic growth. Emerging markets continue to offer attractive investment opportunities, with the MSCI EM Small Cap Index trading at 10.4x 2013 earnings and a Price/Book Value of 1.2x according to consensus estimates (as of October 31).

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Management Limited

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Management Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions and Ashmore Investment Management Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds’ trading intent. Information about the Funds’ holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appears on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from May 1, 2012 or the inception date (if later), through to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ashmore Emerging Markets Corporate Debt Fund

Ashmore Emerging Markets Corporate Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Corporate Debt Fund Institutional Class[1]	9.05%	15.97%	8.28%

Ashmore Emerging Markets Corporate Debt Fund Retail Class A (load-waived)[1]	8.79%	15.54%	7.99%

Ashmore Emerging Markets Corporate Debt Fund Retail Class A (unadjusted)[1,2]	4.45%	10.94%	5.70%

Ashmore Emerging Markets Corporate Debt Fund Retail Class C (load-waived)[1]	8.46%	14.78%	7.23%

Ashmore Emerging Markets Corporate Debt Fund Retail Class C (unadjusted)[1,2]	7.46%	13.78%	7.23%

JP Morgan CEMBI BD3	7.10%	12.60%	8.24%

Cumulative Returns Through October 31, 2012 (% of NAV)	Top 5 Country Exposures (% of NAV)
	Russia	12.42%
	Mexico	11.37%
	China	10.82%
	United Arab Emirates	8.72%
	Brazil	5.67%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$1,090.50	$1,087.90	$1,084.60	$1,019.25	$1,017.85	$1,014.08
Expense Ratio	1.17%	1.45%	2.20%	1.17%	1.45%	2.20%
Expenses Paid†	$6.15	$7.61	$11.53	$5.94	$7.35	$11.14

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:
US044825049

CUSIP:
044820504

BLOOMBERG:
EMCIX US

TICKER:
EMCIX

Retail Class A

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448206039

CUSIP:
044820603

BLOOMBERG:
ECDAX US

TICKER:
ECDAX

Retail Class C

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448207029

CUSIP:
044820702

BLOOMBERG:
ECDCX US

TICKER:
ECDCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Local Currency Bond Fund

Ashmore Emerging Markets Local Currency Bond Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Local Currency Bond Fund Institutional Class[1]	4.16%	8.39%	6.17%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (load-waived)[1]	3.88%	8.02%	5.88%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class A (unadjusted)[1,2]	-0.27%	3.70%	3.63%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (load-waived)[1]	3.60%	7.33%	5.11%

Ashmore Emerging Markets Local Currency Bond Fund Retail Class C (unadjusted)[1,2]	2.60%	6.33%	5.11%

JP Morgan GBI-EM GD3	3.08%	7.25%	6.47%

Cumulative Returns Through October 31, 2012 (% of net assets)	Top 5 Country Exposures (% of NAV)
	Poland	16.99%
	Mexico	14.82%
	Russia	14.70%
	Brazil	10.36%
	Turkey	10.16%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the JP Morgan Global Bond Index — Emerging Markets Global Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$1,041.60	$1,038.80	$1,036.00	$1,020.26	$1,018.85	$1,015.08
Expense Ratio	0.97%	1.25%	2.00%	0.97%	1.25%	2.00%
Expenses Paid†	$4.98	$6.41	$10.24	$4.93	$6.34	$10.13

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:
US0448202079

CUSIP:
044820207

BLOOMBERG:
ELBIX US

TICKER:
ELBIX

Retail Class A

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208761

CUSIP:
044820876

BLOOMBERG:
ELBAX US

TICKER:
ELBAX

Retail Class C

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208688

CUSIP:
044820868

BLOOMBERG:
ELBCX US

TICKER:
ELBCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Local Currency Fund

Ashmore Emerging Markets Local Currency Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in derivatives and other instruments that mature in less than one year (“short-dated instruments”) and provide investment exposure to local currencies of Emerging Market Countries. The Fund also has the flexibility to invest in longer-dated derivative instruments. The Fund may also invest in debt instruments of any maturity issued by Sovereigns and Quasi-Sovereigns and denominated in the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Local Currency Fund Institutional Class[1]	0.74%	1.71%	0.83%

Ashmore Emerging Markets Local Currency Fund Retail Class A (load-waived)[1]	0.74%	1.50%	0.49%

Ashmore Emerging Markets Local Currency Fund Retail Class A (unadjusted)[1,2]	-3.29%	-2.56%	-1.65%

Ashmore Emerging Markets Local Currency Fund Retail Class C (load-waived)[1]	0.32%	0.77%	-0.21%

Ashmore Emerging Markets Local Currency Fund Retail Class C (unadjusted)[1,2]	-0.68%	-0.23%	-0.21%

JP Morgan ELMI+[3]	0.26%	1.55%	1.19%

Cumulative Returns Through October 31, 2012 (% of net asset)	Top 5 Country Exposures (% of NAV)
	Russia	14.00%
	Mexico	12.62%
	Poland	11.73%
	China	10.32%
	India	10.27%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the JP Morgan Emerging Local Markets Index Plus.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$1,007.40	$1,007.40	$1,003.20	$1,020.76	$1,019.41	$1,015.58
Expense Ratio	0.87%	1.15%	1.90%	0.87%	1.15%	1.90%
Expenses Paid†	$4.39	$5.80	$9.57	$4.42	$5.85	$9.63

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:
US0448201089

CUSIP:
044820108

BLOOMBERG:
ECYIX US

TICKER:
ECYIX

Retail Class A

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208019

CUSIP:
044820801

BLOOMBERG:
ECYAX US

TICKER:
ECYAX

Retail Class C

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208845

CUSIP:
044820884

BLOOMBERG:
ECYCX US

TICKER:
ECYCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Sovereign Debt Fund

The Ashmore Emerging Markets Sovereign Debt Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in any Hard Currency.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Sovereign Debt Fund Institutional Class[1]	8.26%	15.32%	10.15%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class A (load-waived)[1]	8.38%	15.24%	9.88%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class A (unadjusted)[1,2]	4.05%	10.63%	7.55%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class C (load-waived)[1]	7.81%	14.28%	9.01%

Ashmore Emerging Markets Sovereign Debt Fund Retail Class C (unadjusted)[1,2]	6.81%	13.28%	9.01%

JP Morgan EMBI GD3	8.78%	15.53%	11.38%

Cumulative Returns Through October 31, 2012 (% of net assets)	Top 5 Country Exposures (% of NAV)
	Brazil	7.36%
	Russia	6.68%
	Mexico	6.25%
	Turkey	6.23%
	Philippines	5.86%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$1,082.60	$1,083.80	$1,078.10	$1,020.51	$1,019.10	$1,015.33
Expense Ratio	0.92%	1.20%	1.95%	0.92%	1.20%	1.95%
Expenses Paid†	$4.82	$6.29	$10.19	$4.67	$6.09	$9.88

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:
US0448203069

CUSIP:
044820306

BLOOMBERG:
ESDIX US

TICKER:
ESDIX

Retail Class A

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208506

CUSIP:
044820850

BLOOMBERG:
ESDAX US

TICKER:
ESDAX

Retail Class C

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208431

CUSIP:
044820843

BLOOMBERG:
ESDCX US

TICKER:
ESDCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund is a daily dealing U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign, and Corporate issuers, which may be denominated in any currency, including the local currency of the issuer.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Total Return Fund Institutional Class[1]	6.58%	12.50%	7.03%

Ashmore Emerging Markets Total Return Fund Retail Class A (load-waived)[1]	6.51%	12.20%	6.79%

Ashmore Emerging Markets Total Return Fund Retail Class A (unadjusted)[1,2]	2.26%	7.72%	4.52%

Ashmore Emerging Markets Total Return Fund Retail Class C (load-waived)[1]	6.12%	11.42%	5.99%

Ashmore Emerging Markets Total Return Fund Retail Class C (unadjusted)[1,2]	5.12%	10.42%	5.99%

50/25/25 Composite Benchmark[3]	5.21%	9.90%	7.61%

Cumulative Returns Through October 31, 2012 (% of net assets)	Top 5 Country Exposures (% of NAV)
	Russia	14.37%
	Mexico	10.93%
	Poland	9.99%
	Brazil	8.67%
	China	7.31%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C	Institutional Class	Class A	Class C
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$1,065.80	$1,065.10	$1,061.20	$1,020.01	$1,018.60	$1,014.83
Expense Ratio	1.02%	1.30%	2.05%	1.02%	1.30%	2.05%
Expenses Paid†	$5.30	$6.75	$10.62	$5.18	$6.60	$10.38

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
December 8, 2010

Minimum Initial Investment:
$1,000,000

ISIN:
US0448204059

CUSIP:
044820405

BLOOMBERG:
EMKIX US

TICKER:
EMKIX US

Retail Class A

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208357

CUSIP:
044820835

BLOOMBERG:
EMKAX US

TICKER:
EMKAX

Retail Class C

Launch Date:
May 12, 2011

Minimum Initial Investment:
$1,000

ISIN:
US0448208274

CUSIP:
044820827

BLOOMBERG:
EMKCX US

TICKER:
EMKCX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Equity Fund

Ashmore Emerging Markets Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer .

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Equity Fund Institutional Class[1]	-4.02%	-0.87%	-9.07%

Ashmore Emerging Markets Equity Fund Retail Class A (load- waived)[1]	-4.06%	-1.11%	-9.36%

Ashmore Emerging Markets Equity Fund Retail Class A (unadjusted)[1,2]	-9.10%	-6.30%	-12.88%

Ashmore Emerging Markets Equity Fund Retail Class C (load- waived)[1]	-4.66%	-2.03%	-10.19%

Ashmore Emerging Markets Equity Fund Retail Class C (unadjusted)[1,2]	-5.66%	-3.01%	-10.19%

MSCI EM NET[3]	-1.25%	2.64%	-5.55%

Cumulative Returns Through October 31, 2012 (% of net assets)	Top 5 Country Exposures (% of NAV)
	China	22.01%
	Brazil	15.99%
	South Korea	15.61%
	Taiwan	10.92%
	India	8.35%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A (02/27/2012) and Class C (08/24/2012) shares, performance information shown is based on the performance of the Fund’s Institutional Class (06/22/2011) shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares

2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C*	Institutional Class	Class A	Class C*
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$959.80	$959.40	$1,032.60	$1,019.25	$1,017.85	$1,005.28
Expense Ratio	1.17%	1.45%	2.20%	1.17%	1.45%	2.20%
Expenses Paid†	$5.76	$7.14	$4.22	$5.94	$7.35	$4.16

* Beginning account value for Class C dated 08/24/2012.

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 for Institutional Class and Class A (to reflect the one-half year period) and 69/366 for Class C (to reflect the period since inception date of 8/24/2012 for Class C shares). The Fund’s Class C hypothetical expenses reflect an amount as if the class has been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
June 22, 2011

Minimum Initial Investment:
$1,000,000

ISIN:
US0448208191

CUSIP:
044820819

BLOOMBERG:
EMFIX US

TICKER:
EMFIX

Retail Class A

Launch Date:
February 27, 2012

Minimum Initial Investment:
$1,000

ISIN:
US0448207771

CUSIP:
044820777

BLOOMBERG:
EMEAX US

TICKER:
EMEAX

Retail Class C

Launch Date:
August 24, 2012

Minimum Initial Investment:
$1,000

ISIN:
US0448207698

CUSIP:
044820769

BLOOMBERG:
EMECX US

TICKER:
EMECX

All sources are Ashmore unless otherwise indicated

Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore Emerging Markets Small-Cap Equity Fund is an open-end U.S. mutual fund. The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer with a market capitalization of $2 billion or less at the time of investment.

Please refer to page 6 herein for an explanation of the information presented below in the Average Annual Total Return Table and Cumulative Return chart.

Average Annual Total Return For The Period Ended October 31, 2012	6 Months	1 Year	Since Inception¹

Ashmore Emerging Markets Small-Cap Equity Fund Institutional Class[1]	-3.13%	2.61%	17.42%

Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (load-waived)[1]	-3.28%	2.30%	16.96%

Ashmore Emerging Markets Small-Cap Equity Fund Retail Class A (unadjusted)[1,2]	-8.36%	-3.07%	11.26%

Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (load-waived)[1]	-3.65%	1.57%	16.10%

Ashmore Emerging Markets Small-Cap Equity Fund Retail Class C (unadjusted)[1,2]	-4.65%	0.57%	16.10%

MSCI EM Small Cap NET[3]	0.15%	3.74%	15.78%

Cumulative Returns Through October 31, 2012 (% of net assets)	Top 5 Country Exposures (% of NAV)
	China	21.99%
	Brazil	18.34%
	South Korea	14.05%
	Taiwan	13.22%
	India	8.41%
	Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment instruments related to countries shown above. As of October 31, 2012

$1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Class A and Class C shares is $1,000.

All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested.

1 For periods prior to the inception date of the Class A shares (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares.

3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please visit www.ashmoregroup.com. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund’s performance will fluctuate over long and short term periods.

Please refer to page 7 herein for an explanation of the Expense Example information presented below.

	Expense Example
	Actual Performance			Hypothetical Performance
	Institutional Class	Class A	Class C*	Institutional Class	Class A	Class C*
Beginning Account Value (05/01/2012)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/2012)	$968.70	$967.20	$1,051.70	$1,017.50	$1,016.09	$1,004.62
Expense Ratio	1.52%	1.80%	2.55%	1.52%	1.80%	2.55%
Expenses Paid†	$7.52	$8.90	$4.93	$7.71	$9.12	$4.82

* Beginning account value for Class C dated 08/24/2012

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 for Institutional Class and Class A (to reflect the one-half year period) and 69/366 for Class C (to reflect the period since inception date of 8/24/2012 for Class C shares). The Fund’s Class C hypothetical expenses reflect an amount as if the class has been in operation for the entire fiscal half year. Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

Unaudited

Share Class
Information

Institutional Class

Launch Date:
October 4, 2011

Minimum Initial Investment:
$1,000,000

ISIN:
US0448201162

CUSIP:
044820116

BLOOMBERG:
ESCIX US

TICKER:
ESCIX

Retail Class A

Launch Date:
February 1, 2012

Minimum Initial Investment:
$1,000

ISIN:
US0448207938

CUSIP:
044820793

BLOOMBERG:
ESSAX US

TICKER:
ESSAX

Retail Class C

Launch Date:
August 24, 2012

Minimum Initial Investment:
$1,000

ISIN:
US0448207854

CUSIP:
044820785

BLOOMBERG:
ESSCX US

TICKER:
ESSCX

All sources are Ashmore unless otherwise indicated

(THIS PAGE INTENTIONALLY LEFT BLANK)

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2012

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$17,982,618	$68,040,605
Investments in fully funded total return swaps, at value	—	6,705,718
Cash	319,110	5,033,019
Foreign currency, at value	2,623	207,661
Unrealized appreciation on interest rate swap contracts	—	324,725
Unrealized appreciation on forward foreign currency exchange contracts	—	620,425
Receivable for securities and currencies sold	428,681	813,105
Receivable for fund shares sold	10,000	110,027
Receivable from Investment Manager	25,686	36,297
Interest and dividends receivable	314,813	964,785
Tax reclaims receivable	—	8,048
Other assets	1,530	2,410
Total Assets	19,085,061	82,866,825
LIABILITIES:
Unrealized depreciation on interest rate swap contracts	—	9,830
Unrealized depreciation on forward foreign currency exchange contracts	6,075	410,330
Payable for securities and currencies purchased	797,584	9,113,273
Payable for fund units redeemed	—	—
Due to broker from reverse repurchase agreement	—	—
Distributions payable	20,606	60,992
Investment Manager fee payable	18,239	60,041
Trustees’ fees payable	5,387	5,388
Other liabilities	73,845	102,319
Total Liabilities	921,736	9,762,173
Net Assets	$18,163,325	$73,104,652
NET ASSETS:
Paid in capital	$17,814,314	$70,992,187
Undistributed (distributions in excess of) net investment income (loss)	57,372	(252,856)
Accumulated net realized gain (loss)	159,169	22,246
Net unrealized appreciation	132,470	2,343,075
Net Assets	$18,163,325	$73,104,652

Net Assets:
Class A	$ 485,326	$ 412,965
Class C	27,324	18,592
Institutional Class	17,650,675	72,673,095

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	50,067	42,001
Class C	2,818	1,892
Institutional Class	1,753,505	7,141,941

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$ 9.69	$ 9.83
Class C	9.70	9.83
Institutional Class	10.07	10.18

Cost of Investments in securities	$17,845,215	$66,439,982
Cost of Investments in fully funded total return swaps	$ —	$ 6,485,326
Cost of Foreign currency held	$ 2,620	$ 207,661

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund	Ashmore Emerging Markets Sovereign Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund

$ 99,133,775	$34,183,963	$641,445,840	$ 8,690,666	$13,568,105
—	—	13,612,382	—	—
1,960,277	486,781	16,642,898	69,138	216,215
6,244	154	735,767	21,494	18,708
—	—	844,032	—	—
871,636	—	3,187,910	—	—
—	—	23,123,525	1,422	108,573
—	—	19,609	—	—
34,187	29,265	80,583	30,817	5
5,469	476,592	8,346,349	12,477	4,703
—	—	—	176	—
2,260	1,893	6,261	7,384	5,735
102,013,848	35,178,648	708,045,156	8,833,574	13,922,044

—	—	28,025	—	—
508,357	—	2,204,911	—	—
33,000,000	—	186,821,293	—	216,900
—	—	22,654	—	1,475
—	—	221,550	—	—
—	28,983	362,599	—	—
50,189	27,101	411,570	8,545	17,179
5,388	5,388	5,388	5,388	5,388
89,769	77,027	206,797	75,824	83,303
33,653,703	138,499	190,284,787	89,757	324,245
$ 68,360,145	$35,040,149	$517,760,369	$ 8,743,817	$13,597,799

$ 66,405,763	$31,703,281	$495,427,360	$10,113,641	$11,730,632
1,567,268	(15,244)	5,252,821	(431)	—
(7,284)	124,604	2,129,089	(1,407,867)	1,114,020
394,398	3,227,508	14,951,099	38,474	753,147
$ 68,360,145	$35,040,149	$517,760,369	$ 8,743,817	$13,597,799

$ 953	$ 14,258	$ 3,262,865	$ 908	$ 237,941
942	1,164	541,214	1,035	1,053
68,358,250	35,024,727	513,956,290	8,741,874	13,358,805

100	1,289	324,546	101	24,352
100	105	53,879	100	100
7,188,247	3,186,199	50,406,605	1,014,567	1,132,660

$ 9.51	$ 11.06	$ 10.05	$ 9.01	$ 9.77
9.41	11.04	10.05	10.32	10.48
9.51	10.99	10.20	8.62	11.79

$ 99,102,802	$30,956,455	$628,314,996	$ 8,652,233	$12,815,178
$ —	$ —	$ 13,716,485	$ —	$ —
$ 6,097	$ 150	$ 415,763	$ 21,350	$ 18,692

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2012

	Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$1,235,960	$3,079,031
Dividends, net of foreign tax withholdings*	—	—
Total Income	1,235,960	3,079,031
EXPENSES:
Investment Manager fees	161,278	622,489
Administration fees	4,297	25,640
Custody fees	4,169	36,021
Professional fees	99,177	99,177
Trustees’ fees	29,989	29,989
Offering expenses and registration fees	37,620	44,441
Insurance fees	7,796	8,245
Printing fees	19,515	19,515
Transfer agent fees - Institutional Class	359	359
Distribution fees - Class A	133	754
Distribution fees - Class C	67	43
Other	9,178	23,065
Total Expenses	373,578	909,738
Less expenses reimbursed by the Investment Manager	(209,250)	(274,477)
Net Expenses	164,328	635,261
Net Investment Income (Loss)	1,071,632	2,443,770
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	117,450	(878,414)
Forward foreign currency exchange contracts	72,859	626,093
Futures contracts	—	(88,997)
Interest rate swap contracts	—	460,465
Written options	—	1,600
Foreign exchange transactions	(4,834)	71,249
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	906,459	2,570,960
Forward foreign currency exchange contracts	40,947	87,799
Investments in fully funded total return swaps	—	(158,838)
Interest rate swap contracts	—	(49,057)
Foreign exchange translations	1,978	24,398
Net Realized and Unrealized Gains (Losses)	1,134,859	2,667,258
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,206,491	$5,111,028
* Foreign tax withholdings	$ 1,114	$ 23,366

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund	Ashmore Emerging Markets Sovereign Debt Fund	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund

$ 152,974	$1,804,659	$12,244,330	$ 95	$ —
—	—	—	194,919	232,868
152,974	1,804,659	12,244,330	195,014	232,868

486,207	291,254	2,299,682	99,844	177,525
22,351	12,674	88,529	3,406	4,687
20,014	11,322	91,976	3,908	5,361
99,177	99,177	99,177	95,949	103,952
29,989	29,989	29,989	29,989	29,810
49,122	39,008	102,850	80,895	47,332
8,169	7,981	10,182	11,538	10,574
19,515	19,515	17,516	18,029	16,855
359	359	359	359	359
2	15	2,068	2	253
9	11	1,501	2	3
20,975	16,388	56,379	10,852	9,334
755,889	527,693	2,800,208	354,773	406,045
(258,326)	(230,499)	(452,094)	(253,176)	(225,857)
497,563	297,194	2,348,114	101,597	180,188
(344,589)	1,507,465	9,896,216	93,417	52,680

(279,686)	507,160	2,264,912	(547,069)	1,134,579
2,095,185	14,115	5,457,532	(2,455)	646
—	(374,422)	(806,114)	—	—
—	—	702,021	—	—
1,455	—	1,892	—	—
(89,468)	470	3,996	(6,083)	(14,261)

285,179	3,028,274	17,134,420	380,238	(790,123)
717,768	500	1,208,109	—	—
—	—	(45,725)	—	—
—	—	695,451	—	—
146	(20)	139,521	(548)	233
2,730,579	3,176,077	26,756,015	(175,917)	331,074
$2,385,990	$4,683,542	$36,652,231	$ (82,500)	$ 383,754
$ —	$ —	$ 58,668	$ 20,793	$ 17,594

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

	Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund
	2012	2011[1]	2012	2011[1]
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$ 1,071,632	$ 710,945	$ 2,443,770	$ 1,282,157
Net realized gain (loss)	185,475	64,793	191,996	(121,063)
Net change in unrealized appreciation (depreciation)	949,384	(816,914)	2,475,262	(132,187)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,206,491	(41,176)	5,111,028	1,028,907

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(3,531)	(37)	(10,601)	(416)
From net realized gain	(6)	—	—	—
Tax return of capital	—	—	(128)	(272)

Total distributions to Class A shareholders	(3,537)	(37)	(10,729)	(688)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(413)	(34)	(119)	(11)
From net realized gain	(5)	—	—	—
Tax return of capital	—	—	(1)	(8)

Total distributions to Class C shareholders	(418)	(34)	(120)	(19)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(1,067,910)	(678,055)	(2,484,804)	(1,531,519)
From net realized gain	(66,313)	—	—	—
Tax return of capital	—	—	(20,104)	(1,033,846)

Total distributions to Institutional Class shareholders	(1,134,223)	(678,055)	(2,504,908)	(2,565,365)

FUND SHARE TRANSACTIONS:
Net increase in net assets resulting from Class A share transactions	475,184	1,025	114,504	301,326
Net increase in net assets resulting from Class C share transactions	25,392	1,023	17,125	1,014
Net increase in net assets resulting from Institutional Class share transactions	4,768,171	12,543,519	7,561,234	64,051,343

Net increase in net assets resulting from Fund share transactions	5,268,747	12,545,567	7,692,863	64,353,683
Total Increase (Decrease) in Net Assets	6,337,060	11,826,265	10,288,134	62,816,518
NET ASSETS:
Net assets at the beginning of the period	11,826,265	—	62,816,518	—
Net assets at the end of the period	$18,163,325	$11,826,265	$73,104,652	$62,816,518
Undistributed (Distributions in excess of) Net Investment Income (Loss)	$ 57,372	$ 31,289	$ (252,856)	$ (344,026)

[1]	The Fund was initially capitalized on November 19, 2010 and it commenced investment operations on December 8, 2010.
[2]	The Fund commenced investment operations on June 22, 2011.
[3]	The Fund commenced investment operations on October 4, 2011.

See accompanying notes to the financial statements.

Ashmore Emerging Markets Local Currency Fund		Ashmore Emerging Markets Sovereign Debt Fund		Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Equity Fund		Ashmore Emerging Markets Small-Cap Equity Fund
2012	2011[1]	2012	2011[1]	2012	2011[1]	2012	2011[2]	2012	2011[3]

$ (344,589)	$ (97,551)	$ 1,507,465	$ 416,196	$ 9,896,216	$ 2,451,239	$ 93,417	$ 53,026	$ 52,680	$ (6,872)
1,727,486	(2,408,355)	147,323	(5,401)	7,624,239	(1,490,657)	(555,607)	(851,017)	1,120,964	40,246
1,003,093	(608,695)	3,028,754	198,754	19,131,776	(4,180,677)	379,690	(341,216)	(789,890)	1,543,037
2,385,990	(3,114,601)	4,683,542	609,549	36,652,231	(3,220,095)	(82,500)	(1,139,207)	383,754	1,576,411

—	—	(263)	(19)	(34,655)	(3,827)	(9)	—	(1,149)	—
—	—	—	—	—	—	—	—	—	—
—	(2)	—	—	—	(3,858)	—	—	—	—

—	(2)	(263)	(19)	(34,655)	(7,685)	(9)	—	(1,149)	—

—	—	(40)	(16)	(4,414)	(8)	(3)	—	(5)	—
—	—	—	—	—	—	—	—	—	—
—	(1)	—	—	—	(8)	—	—	—	—

—	(1)	(40)	(16)	(4,414)	(16)	(3)	—	(5)	—

—	—	(1,527,944)	(427,941)	(9,890,635)	(1,165,588)	(101,630)	(46,475)	(53,188)	—
—	—	—	—	—	—	—	—	(38,656)	—
—	(948,700)	—	—	—	(1,259,791)	(4,929)	—	—	—

—	(948,700)	(1,527,944)	(427,941)	(9,890,635)	(2,425,379)	(106,559)	(46,475)	(91,844)	—

2	1,001	11,932	1,013	2,690,701	544,481	1,007	—	233,034	—
2	1,001	46	1,011	518,650	1,011	1,005	—	1,032	—
42,329,736	27,705,717	1,338,057	30,351,222	385,372,014	107,564,160	82,731	10,033,827	1,496,566	10,000,000

42,329,740	27,707,719	1,350,035	30,353,246	388,581,365	108,109,652	84,743	10,033,827	1,730,632	10,000,000
44,715,730	23,644,415	4,505,330	30,534,819	415,303,892	102,456,477	(104,328)	8,848,145	2,021,388	11,576,411

23,644,415	—	30,534,819	—	102,456,477	—	8,848,145	—	11,576,411	—
$68,360,145	$23,644,415	$35,040,149	$30,534,819	$517,760,369	$102,456,477	$8,743,817	$8,848,145	$13,597,799	$11,576,411
$ 1,567,268	$ 181,501	$ (15,244)	$ (6,153)	$ 5,252,821	$ 155,823	$ (431)	$ 16,332	$ —	$ —

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Corporate Debt Fund

	Class A		Class C		Institutional Class
	2012	2011[1]	2012	2011[1]	2012	2011[2]
Net asset value at beginning of period	$ 9.09	$ 10.00	$ 9.09	$ 10.00	$ 9.43	$ 10.00

Income/(loss) from investment operations:
Net investment income[3]	0.67	0.32	0.60	0.28	0.73	0.63
Net realized and unrealized gain (loss)	0.67	(0.86)	0.68	(0.86)	0.70	(0.60)

Total from investment operations	1.34	(0.54)	1.28	(0.58)	1.43	0.03

Less distributions:

From net investment income	(0.69)	(0.37)	(0.62)	(0.33)	(0.74)	(0.60)
From net realized gain	(0.05)	—	(0.05)	—	(0.05)	—

Total distributions	(0.74)	(0.37)	(0.67)	(0.33)	(0.79)	(0.60)

Net asset value at end of period	$ 9.69	$ 9.09	$ 9.70	$ 9.09	$ 10.07	$ 9.43

Total return[4]	15.54%	(5.44%)	14.78%	(5.78%)	15.97%	0.27%

Portfolio turnover rate[5]	50%	22%	50%	22%	50%	22%

Net assets, end of period (in thousands)	$485	$1	$27	$1	$17,651	$11,824

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.89%	4.36%	3.60%	5.12%	2.66%	3.78%
Total expenses after reimbursements	1.45%	1.45%	2.20%	2.20%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.19%	4.35%	4.73%	3.59%	6.16%	4.60%
Net investment income after reimbursements	6.63%	7.26%	6.13%	6.51%	7.65%	7.21%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Local Currency Bond Fund

	Class A		Class C		Institutional Class
	2012	2011[1]	2012	2011[1]	2012	2011[2]
Net asset value at beginning of period	$ 9.43	$ 10.00	$ 9.43	$ 10.00	$ 9.76	$ 10.00

Income/(loss) from investment operations:
Net investment income[3]	0.43	0.13	0.22	0.13	0.37	0.29
Net realized and unrealized gain (loss)	0.31	(0.48)	0.45	(0.51)	0.42	0.06

Total from investment operations	0.74	(0.35)	0.67	(0.38)	0.79	0.35

Less distributions:

From net investment income	(0.34)	(0.13)	(0.27)	(0.11)	(0.37)	(0.35)
Tax return of capital	—[4]	(0.09)	—[4]	(0.08)	—[4]	(0.24)

Total distributions	(0.34)	(0.22)	(0.27)	(0.19)	(0.37)	(0.59)

Net asset value at end of period	$ 9.83	$ 9.43	$ 9.83	$ 9.43	$ 10.18	$ 9.76

Total return[5]	8.02%	(3.60%)	7.33%	(4.01%)	8.39%	3.35%

Portfolio turnover rate[6]	101%	31%	101%	31%	101%	31%

Net assets, end of period (in thousands)	$413	$286	$19	$1	$72,673	$62,530

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	1.64%	1.99%	2.47%	2.87%	1.39%	1.70%
Total expenses after reimbursements	1.25%	1.25%	2.00%	2.00%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.03%	2.34%	1.87%	1.87%	3.31%	2.55%
Net investment income after reimbursements	3.42%	3.08%	2.34%	2.74%	3.73%	3.28%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]	Amount is less than $0.005 per share.
[5]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[6]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Local Currency Fund

	Class A		Class C		Institutional Class
	2012	2011[1]	2012	2011[1]	2012	2011[2]
Net asset value at beginning of period	$ 9.38	$ 10.00	$ 9.35	$ 10.00	$ 9.35	$ 10.00

Income/(loss) from investment operations:
Net investment loss[3]	(0.09)	(0.03)	(0.17)	(0.06)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	0.22	(0.57)	0.23	(0.58)	0.26	0.06

Total from investment operations	0.13	(0.60)	0.06	(0.64)	0.16	0.02

Less distributions:

Tax return of capital	—	(0.02)	—	(0.01)	—	(0.67)

Total distributions	—	(0.02)	—	(0.01)	—	(0.67)

Net asset value at end of period	$ 9.51	$ 9.38	$ 9.41	$ 9.35	$ 9.51	$ 9.35

Total return[4]	1.50%	(6.12%)	0.77%	(6.46%)	1.71%	(0.12%)

Portfolio turnover rate[5]	157%	37%	157%	37%	157%	37%

Net assets, end of period (in thousands)	$1	$1	$1	$1	$68,358	$23,643

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.46%	2.17%	2.22%	2.90%	1.32%	2.03%
Total expenses after reimbursements	1.15%	1.15%	1.90%	1.90%	0.87%	0.87%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.31%)	(1.60%)	(2.07%)	(2.33%)	(1.05%)	(1.58%)
Net investment loss after reimbursements	(1.00%)	(0.58%)	(1.75%)	(1.33%)	(0.60%)	(0.42%)

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Sovereign Debt Fund

	Class A		Class C		Institutional Class
	2012	2011[1]	2012	2011[1]	2012	2011[2]
Net asset value at beginning of period	$ 10.04	$ 10.00	$ 10.04	$ 10.00	$ 9.99	$ 10.00

Income from investment operations:
Net investment income[3]	0.44	0.19	0.37	0.15	0.48	0.40
Net realized and unrealized gain	1.03	0.04	1.01	0.05	1.01	—

Total from investment operations	1.47	0.23	1.38	0.20	1.49	0.40

Less distributions:

From net investment income	(0.45)	(0.19)	(0.38)	(0.16)	(0.49)	(0.41)

Total distributions	(0.45)	(0.19)	(0.38)	(0.16)	(0.49)	(0.41)

Net asset value at end of period	$ 11.06	$ 10.04	$ 11.04	$ 10.04	$ 10.99	$ 9.99

Total return[4]	15.24%	2.26%	14.28%	1.90%	15.32%	4.15%

Portfolio turnover rate[5]	30%	9%	30%	9%	30%	9%

Net assets, end of period (in thousands)	$14	$1	$1	$1	$35,025	$30,533

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.93%	4.61%	2.73%	5.35%	1.63%	3.63%
Total expenses after reimbursements	1.20%	1.20%	1.95%	1.95%	0.92%	0.92%

Net investment income/(loss) to average net assets:
Net investment income (loss) before reimbursements	3.62%	0.57%	2.86%	(0.18%)	3.95%	1.74%
Net investment income after reimbursements	4.35%	3.98%	3.64%	3.22%	4.66%	4.45%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Total Return Fund

	Class A		Class C		Institutional Class
	2012	2011[1]	2012	2011[1]	2012	2011[2]
Net asset value at beginning of period	$ 9.37	$ 10.00	$ 9.36	$ 10.00	$ 9.50	$ 10.00

Income/(loss) from investment operations:
Net investment income[3]	0.43	0.22	0.39	0.19	0.44	0.46
Net realized and unrealized gain (loss)	0.68	(0.66)	0.66	(0.66)	0.72	(0.34)

Total from investment operations	1.11	(0.44)	1.05	(0.47)	1.16	0.12

Less distributions:

From net investment income	(0.43)	(0.09)	(0.36)	(0.08)	(0.46)	(0.29)
Tax return of capital	—	(0.10)	—	(0.09)	—	(0.33)

Total distributions	(0.43)	(0.19)	(0.36)	(0.17)	(0.46)	(0.62)

Net asset value at end of period	$ 10.05	$ 9.37	$ 10.05	$ 9.36	$ 10.20	$ 9.50

Total return[4]	12.20%	(4.40%)	11.42%	(4.79%)	12.50%	1.11%

Portfolio turnover rate[5]	83%	39%	83%	39%	83%	39%

Net assets, end of period (in thousands)	$3,263	$509	$541	$1	$513,956	$101,947

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	1.48%	1.75%	2.21%	2.82%	1.22%	1.63%
Total expenses after reimbursements	1.30%	1.30%	2.05%	2.05%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	3.99%	4.21%	2.62%	3.32%	4.11%	4.63%
Net investment income after reimbursements	4.17%	4.66%	2.78%	4.09%	4.31%	5.24%

[1]	Class A and Class C commenced investment operations on May 12, 2011.
[2]	The Institutional Class commenced investment operations on December 8, 2010.
[3]	Per share amounts are based on average number of shares outstanding during the period.
[4]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[5]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[6]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Equity Fund

	Class A	Class C	Institutional Class
	2012[1]	2012[2]	2012	2011[3]
Net asset value at beginning of period	$ 10.00	$ 10.00	$ 8.81	$ 10.00

Income/(loss) from investment operations:
Net investment income (loss)[4]	0.08	(0.01)	0.09	0.05
Net realized and unrealized gain (loss)	(0.98)	0.36	(0.17)	(1.19)

Total from investment operations	(0.90)	0.35	(0.08)	(1.14)

Less distributions:

From net investment income	(0.09)	(0.03)	(0.10)	(0.05)
Tax return of capital	—	—	(0.01)	—

Total distributions	(0.09)	(0.03)	(0.11)	(0.05)

Net asset value at end of period	$ 9.01	$ 10.32	$ 8.62	$ 8.81

Total return[5]	(8.94%)	3.26%	(0.87%)	(11.37)%

Portfolio turnover rate[6]	95%	95%	95%	75%

Net assets, end of period (in thousands)	$1	$1	$8,742	$8,848

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	4.40%	5.40%	4.09%	5.34%
Total expenses after reimbursements	1.45%	2.20%	1.17%	1.17%

Net investment income/(loss) to average net assets:
Net investment loss before reimbursements	(1.60%)	(3.82%)	(1.84%)	(2.55%)
Net investment income after reimbursements	1.35%	(0.62%)	1.08%	1.62%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Class C commenced investment operations on August 24, 2012.
[3]	The Institutional Class commenced investment operations on June 22, 2011.
[4]	Per share amounts are based on average number of shares outstanding during the period.
[5]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[6]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

For the Year Ended October 31, 2012 and the Period Ended October 31, 2011

Ashmore Emerging Markets Small-Cap Equity Fund

	Class A	Class C	Institutional Class
	2012[1]	2012[2]	2012	2011[3]
Net asset value at beginning of period	$ 10.00	$ 10.00	$ 11.58	$ 10.00

Income/(loss) from investment operations:
Net investment income (loss)[4]	0.02	(0.01)	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.20)	0.54	0.25	1.59

Total from investment operations	(0.18)	0.53	0.30	1.58

Less distributions:

From net investment income	(0.05)	(0.05)	(0.05)	—
From net realized gain	—	—	(0.04)	—

Total distributions	(0.05)	(0.05)	(0.09)	—

Net asset value at end of period	$ 9.77	$ 10.48	$ 11.79	$ 11.58

Total return[5]	(1.73)%	5.17%	2.61%	15.80%

Portfolio turnover rate[6]	94%	94%	94%	20%

Net assets, end of period (in thousands)	$238	$1	$13,359	$11,576

Ratios to average net assets:[7]
Total expenses to average net assets:
Total expenses before reimbursements	3.43%	5.12%	3.43%	15.42%
Total expenses after reimbursements	1.80%	2.55%	1.52%	1.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.15%)	(3.35%)	(1.46%)	(14.76%)
Net investment gain (loss) after reimbursements	0.48%	(0.78%)	0.45%	(0.86%)

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Class C commenced investment operations on August 24, 2012.
[3]	The Institutional Class commenced investment operations on October 4, 2011.
[4]	Per share amounts are based on average number of shares outstanding during the period.
[5]

Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[6]

The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[7]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $195,612)
WPE International Cooperatief UA 10.375%, 09/30/2020		200,000	$172,000	0.95
			172,000	0.95
Barbados (Cost $212,777)
Columbus International, Inc. 11.500%, 11/20/2014		200,000	224,000	1.23
			224,000	1.23
Brazil (Cost $1,119,464)
Arcos Dorados Holdings, Inc. 10.250%, 07/13/2016	BRL	250,000	131,705	0.73
Banco do Brasil S.A. Cayman 8.500%, 10/29/2049		100,000	121,750	0.67
Cia Energetica de Sao Paulo 9.750%, 01/15/2015	BRL	250,000	176,437	0.97
JBS Finance II Ltd. 8.250%, 01/29/2018		100,000	104,250	0.57
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		200,000	173,000	0.95
Marfrig Overseas Ltd. 9.500%, 05/04/2020		100,000	88,500	0.49
Minerva Luxembourg S.A. 12.250%, 02/10/2022		200,000	238,000	1.31
OSX 3 Leasing B.V. 9.250%, 03/20/2015(2)		100,000	104,000	0.57
			1,137,642	6.26
Chile (Cost $542,710)
Automotores Gildemeister S.A. 8.250%, 05/24/2021		100,000	108,000	0.60
Banco Santander Chile 6.500%, 09/22/2020	CLP	50,000,000	102,099	0.56
Inversiones Alsacia S.A. 8.000%, 08/18/2018		140,334	147,853	0.81
Telefonica Chile S.A. 3.875%, 10/12/2022(2)(3)		200,000	198,189	1.09
			556,141	3.06
China (Cost $2,353,982)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		200,000	217,500	1.20
Agile Property Holdings Ltd. 8.875%, 04/28/2017		100,000	104,380	0.57
Central China Real Estate Ltd. 12.250%, 10/20/2015		100,000	109,750	0.60
CFG Investment SAC 9.750%, 07/30/2019		200,000	173,000	0.95
China Automation Group Ltd. 7.750%, 04/20/2016		200,000	170,292	0.94
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015		60,000	32,700	0.18
China Liansu Group Holdings Ltd. 7.875%, 05/13/2016		200,000	202,750	1.12
China Oriental Group Co. Ltd. 8.000%, 08/18/2015		100,000	95,750	0.53
China Oriental Group Co. Ltd. 7.000%, 11/17/2017		100,000	87,500	0.48
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		200,000	217,500	1.20
Country Garden Holdings Co. Ltd. 11.250%, 04/22/2017		100,000	111,250	0.61
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		200,000	224,500	1.24
Evergrande Real Estate Group Ltd. 7.500%, 01/19/2014	CNY	1,000,000	153,752	0.85
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		100,000	103,250	0.57
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		100,000	75,000	0.41
Shimao Property Holdings Ltd. 9.650%, 08/03/2017		100,000	106,034	0.58
Sino-Forest Corp. 5.000%, 08/01/2013(2)(4)		14,000	2,100	0.01
Sino-Forest Corp. 5.000%, 08/01/2013(4)		7,000	1,050	0.01
Sino-Forest Corp. 10.250%, 07/28/2014(4)		62,000	9,300	0.05
Sino-Forest Corp. 10.250%, 07/28/2014(2)(4)		20,000	3,000	0.02
Sino-Forest Corp. 4.250%, 12/15/2016(2)(4)		113,000	16,950	0.09
Sino-Forest Corp. 6.250%, 10/21/2017(2)(4)		132,000	19,800	0.11
Sino-Forest Corp. 6.250%, 10/21/2017(4)		120,000	18,000	0.10
			2,255,108	12.42
Colombia (Cost $149,141)
Bancolombia S.A. 5.125%, 09/11/2022		150,000	156,750	0.86
			156,750	0.86

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Croatia (Cost $115,480)
Zagrebacki Holding D.O.O. 5.500%, 07/10/2017	EUR	100,000	$112,766	0.62
			112,766	0.62
Czech Republic (Cost $135,551)
Central European Media Enterprises Ltd. 11.625%, 09/15/2016	EUR	100,000	133,505	0.73
			133,505	0.73
India (Cost $640,751)
Reliance Holdings USA, Inc. 6.250%, 10/19/2040		250,000	291,162	1.61
Vedanta Resources Jersey Ltd. 5.500%, 07/13/2016		200,000	198,500	1.09
Vedanta Resources PLC 8.250%, 06/07/2021		200,000	205,500	1.13
			695,162	3.83
Indonesia (Cost $193,514)
Bumi Investment Pte Ltd. 10.750%, 10/06/2017		100,000	78,000	0.43
GT 2005 Bonds B.V. 8.000%, 07/21/2014		100,000	99,750	0.55
			177,750	0.98
Israel (Cost $412,812)
Israel Electric Corp. Ltd. 6.700%, 02/10/2017		200,000	219,000	1.21
Israel Electric Corp. Ltd. 7.250%, 01/15/2019		200,000	221,611	1.22
			440,611	2.43
Jamaica (Cost $621,839)
Digicel Group Ltd. 10.500%, 04/15/2018		200,000	221,000	1.22
Digicel Group Ltd. 8.250%, 09/30/2020(2)		400,000	431,000	2.37
			652,000	3.59
Kazakhstan (Cost $1,083,278)
ATF Bank JSC 9.000%, 05/11/2016		100,000	99,970	0.55
BTA Bank JSC 10.750%, 07/01/2018(4)		200,000	79,000	0.43
BTA Bank JSC 0.000%, 06/30/2020(4)(5)		200,000	23,200	0.13
BTA Bank JSC 7.200%, 07/01/2025(4)		300,000	18,000	0.10
Kazkommertsbank JSC 8.500%, 04/16/2013		200,000	198,900	1.10
Kazkommertsbank JSC 8.500%, 05/11/2018		200,000	173,220	0.95
Zhaikmunai LLP 10.500%, 10/19/2015		150,000	164,445	0.91
			756,735	4.17
Kuwait (Cost $105,377)
Kuwait Projects Co. 9.375%, 07/15/2020		100,000	121,350	0.67
			121,350	0.67
Mexico (Cost $1,954,360)
BBVA Bancomer S.A. Texas 6.750%, 09/30/2022		150,000	169,875	0.93
Cemex Espana Luxembourg 9.250%, 05/12/2020		100,000	104,000	0.57
Cemex Finance LLC 9.375%, 10/12/2022(2)(3)		200,000	209,000	1.15
Cemex S.A.B. de C.V., FRN 5.362%, 09/30/2015		300,000	291,750	1.61
Cemex S.A.B. de C.V. 9.000%, 01/11/2018		100,000	103,750	0.57
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022		200,000	211,500	1.16
Desarrolladora Homex S.A.B. de CV 9.750%, 03/25/2020		100,000	101,000	0.56
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/2017		150,000	160,125	0.88
Grupo Papelero Scribe S.A. de C.V. 8.875%, 04/07/2020		100,000	87,400	0.48
Grupo Televisa S.A.B. 8.500%, 03/11/2032		100,000	144,923	0.80
Petroleos Mexicanos 7.650%, 11/24/2021	MXN	1,300,000	108,279	0.60
RDS Ultra-Deepwater Ltd. 11.875%, 03/15/2017		100,000	112,750	0.62
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022		250,000	232,500	1.28
			2,036,852	11.21

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Mongolia (Cost $200,000)
Mongolian Mining Corp. 8.875%, 03/29/2017		200,000	$204,000	1.12
			204,000	1.12
Nigeria (Cost $199,955)
Afren PLC 10.250%, 04/08/2019		200,000	229,000	1.26
			229,000	1.26
Panama (Cost $200,000)
Sable International Finance Ltd. 8.750%, 02/01/2020		200,000	228,000	1.26
			228,000	1.26
Paraguay (Cost $150,000)
Banco Bilbao Vizcaya Argentaria Paraguay S.A. 9.750%, 02/11/2016		150,000	159,750	0.88
			159,750	0.88
Peru (Cost $353,396)
BBVA Banco Continental S.A. 5.000%, 08/26/2022(2)		150,000	159,750	0.88
Corp. Azucarera del Peru S.A. 6.375%, 08/02/2022		100,000	108,500	0.60
Southern Copper Corp. 6.750%, 04/16/2040		100,000	118,654	0.65
			386,904	2.13
Philippines (Cost $239,630)
Petron Corp. 7.000%, 11/10/2017	PHP	10,000,000	252,625	1.39
			252,625	1.39
Poland (Cost $625,563)
Eileme 2 AB 11.625%, 01/31/2020		200,000	224,750	1.24
Eileme 2 AB 11.750%, 01/31/2020	EUR	100,000	145,300	0.80
TVN Finance Corp. II AB 10.750%, 11/15/2017	EUR	200,000	281,591	1.55
			651,641	3.59
Russian Federation (Cost $2,183,813)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019(2)		200,000	205,782	1.13
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017(2)		200,000	202,594	1.12
CEDC Finance Corp. International, Inc. 8.875%, 12/01/2016	EUR	200,000	165,909	0.91
Evraz Group S.A. 9.500%, 04/24/2018		100,000	112,809	0.62
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019(2)		200,000	199,750	1.10
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018(2)(3)		200,000	204,986	1.13
Sberbank of Russia Via SB Capital S.A. 5.125%, 10/29/2022(2)		200,000	199,478	1.10
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022(2)(3)		200,000	198,690	1.09
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		200,000	220,000	1.21
VimpelCom Holdings B.V. 7.504%, 03/01/2022		200,000	216,000	1.19
VTB Bank OJSC Via VTB Capital S.A. 6.551%, 10/13/2020		100,000	105,300	0.58
VTB Bank OJSC Via VTB Capital S.A. 6.950%, 10/17/2022(2)(3)		200,000	206,590	1.14
			2,237,888	12.32
Singapore (Cost $306,858)
MMI International Ltd. 8.000%, 03/01/2017		200,000	209,000	1.15
Noble Group Ltd. 6.750%, 01/29/2020		100,000	108,000	0.60
			317,000	1.75

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
South Africa (Cost $670,448)
Edcon Pty Ltd., FRN 3.502%, 06/15/2014	EUR	60,000	$72,326	0.40
Edcon Pty Ltd. 9.500%, 03/01/2018		150,000	141,000	0.78
Foodcorp Pty Ltd. 8.750%, 03/01/2018	EUR	100,000	134,801	0.74
Sappi Papier Holding GmbH 8.375%, 06/15/2019		200,000	211,000	1.16
Standard Bank PLC 8.125%, 12/02/2019		100,000	113,000	0.62
			672,127	3.70
South Korea (Cost $299,555)
Korea Gas Corp. 6.250%, 01/20/2042		200,000	273,491	1.50
Shinhan Bank 6.819%, 09/20/2036		100,000	106,436	0.59
			379,927	2.09
Turkey (Cost $397,587)
Akbank TAS 5.000%, 10/24/2022(2)		200,000	202,146	1.11
Tupras Turkiye Petrol Rafinerileri AS 4.125%, 05/02/2018(2)		200,000	196,390	1.08
			398,536	2.19
Ukraine (Cost $701,259)
DTEK Finance B.V. 9.500%, 04/28/2015		100,000	101,060	0.56
Metinvest B.V. 10.250%, 05/20/2015		200,000	204,180	1.12
MHP S.A. 10.250%, 04/29/2015		200,000	205,500	1.13
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		200,000	186,590	1.03
			697,330	3.84
United Arab Emirates (Cost $1,480,503)
Anka a Sukuk Ltd. 10.000%, 08/25/2016	AED	520,000	141,574	0.78
Atlantic Finance Ltd. 10.750%, 05/27/2014		100,000	110,500	0.61
Dana Gas Sukuk Ltd. 7.500%, 10/31/2049		200,000	156,000	0.86
DP World Ltd. 6.850%, 07/02/2037		200,000	219,250	1.21
Dubai Holding Commercial Operations MTN Ltd. 4.750%, 01/30/2014	EUR	300,000	381,071	2.10
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	200,000	310,323	1.71
Jafz Sukuk Ltd. 7.000%, 06/19/2019		200,000	220,800	1.21
			1,539,518	8.48
Total Debt Securities (Cost $17,845,215)			17,982,618	99.01

Total Investments (Total Cost $17,845,215)			17,982,618	99.01

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			180,707	0.99

Net Assets			$18,163,325	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)

Restricted security that has been deemed illiquid. At October 31, 2012, the value of these restricted illiquid securities amounted to $1,017,455 or 5.6% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Cemex Finance LLC 9.375%, 10/12/2022	10/04/2012	$200,000
Russian Standard Bank Via Russian Standard Finance S.A. 10.750%, 04/10/2018	10/03/2012	200,000
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022	10/04/2012	200,000

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

SECURITY	ACQUISITION DATE	ACQUISITION COST
Telefonica Chile S.A. 3.875%, 10/12/2022	10/04/2012	199,802
VTB Bank OJSC Via VTB Capital S.A.6.950%, 10/17/2022	10/04/2012	200,000

(4)	Issuer has defaulted on terms of debt obligation.
(5)	Zero coupon bond.

Percentages shown are based on net assets.

At October 31, 2012, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/13/2012	HSBC Bank PLC	United States Dollar	150,000	Chinese Yuan Renminbi	951,150	$(2,496)
11/19/2012	Union Bank of Switzerland - London	United States Dollar	59,679	British Pound	37,000	(26)
11/19/2012	Union Bank of Switzerland - London	United States Dollar	265,190	British Pound	165,377	(1,670)
11/19/2012	Deutsche Bank London	United States Dollar	1,478,940	Euro	1,142,206	(1,790)
12/21/2012	Union Bank of Switzerland - London	Colombian Peso	10,113,000	United States Dollar	5,581	(93)

Total						$(6,075)

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$17,845,215
Gross tax appreciation of investments	$919,272
Gross tax depreciation of investments	(781,869)
Net tax appreciation of investments	$137,403

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$16,947,458	$—	$16,947,458
Corporate Convertible Bonds	—	218,600	—	218,600
Government Bonds	—	121,750	—	121,750
Financial Certificates		518,374		518,374
Index Linked Corporate Bonds	—	176,436	—	176,436
Total Investments	$—	$17,982,618	$—	$17,9.82,618

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(6,075)	$—	$(6,075)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2012 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2012:

Derivatives Not Accounted for as Hedging Instruments

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(6,075)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2012:

Derivatives Not Accounted for as Hedging Instruments Foreign Exchange
Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$72,859

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$40,947

* See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Brazil (Cost $5,068,583)
Brazil (Fed Rep of) 8.500%, 01/05/2024	BRL	2,160,000	$1,244,283	1.70
Brazil Letras do Tesouro Nacional 8.989%, 01/01/2015(2)	BRL	2,500,000	1,044,039	1.43
Brazil Notas do Tesouro Nacional Serie B 6.000%, 08/15/2016	BRL	410,000	496,701	0.68
Brazil Notas do Tesouro Nacional Serie B 6.000%, 08/15/2020	BRL	1,320,000	1,694,887	2.32
Brazil Notas do Tesouro Nacional Serie B 6.000%, 08/15/2050	BRL	480,000	720,839	0.98
			5,200,749	7.11
Chile (Cost $290,135)
Chile (Rep of) 5.500%, 08/05/2020	CLP	131,000,000	295,271	0.40
			295,271	0.40
Colombia (Cost $2,786,404)
Colombia (Rep of) 12.000%, 10/22/2015	COP	1,406,000,000	948,711	1.30
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,941,000,000	1,335,139	1.83
Colombia (Rep of) 4.375%, 03/21/2023	COP	632,000,000	343,297	0.47
Colombia (Rep of) 9.850%, 06/28/2027	COP	586,000,000	498,260	0.68
			3,125,407	4.28
Ghana (Cost $106,692)
Ghana (Rep of) 21.000%, 10/26/2015	GHS	200,000	106,015	0.15
			106,015	0.15
Hungary (Cost $3,160,682)
Hungary (Rep of) 7.750%, 08/24/2015	HUF	450,000,000	2,129,238	2.91
Hungary (Rep of) 6.750%, 11/24/2017	HUF	109,660,000	506,819	0.69
Hungary (Rep of) 7.000%, 06/24/2022	HUF	148,000,000	678,334	0.93
			3,314,391	4.53
Malaysia (Cost $2,471,385)
Malaysia (Rep of) 4.262%, 09/15/2016	MYR	1,800,000	614,956	0.84
Malaysia (Rep of) 4.378%, 11/29/2019	MYR	2,039,000	710,834	0.97
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	2,630,000	904,379	1.24
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	400,000	141,912	0.20
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	535,000	191,099	0.26
			2,563,180	3.51
Mexico (Cost $3,088,415)
Mexican Bonos 7.500%, 06/03/2027	MXN	6,100,000	533,051	0.73
Mexican Bonos 8.500%, 05/31/2029	MXN	4,800,000	454,804	0.62
Mexican Bonos 7.750%, 05/29/2031	MXN	4,300,000	378,449	0.52
Mexican Bonos 10.000%, 11/20/2036	MXN	8,850,000	956,146	1.31
Mexican Bonos 8.500%, 11/18/2038	MXN	10,700,000	1,011,295	1.38
			3,333,745	4.56
Nigeria (Cost $1,074,745)
Nigeria (Rep of) 16.000%, 06/29/2019	NGN	48,000,000	340,762	0.47
Nigeria Treasury Bill 16.085%, 03/28/2013(2)	NGN	40,000,000	241,673	0.33
Nigeria Treasury Bill 17.034%, 04/04/2013(2)	NGN	3,000,000	18,095	0.03
Nigeria Treasury Bill 16.487%, 04/11/2013(2)	NGN	27,800,000	166,835	0.23
Nigeria Treasury Bill 15.775%, 04/25/2013(2)	NGN	23,800,000	142,153	0.19
Nigeria Treasury Bill 16.966%, 08/08/2013(2)	NGN	34,500,000	199,925	0.27
			1,109,443	1.52

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Peru (Cost $904,422)
Peru (Rep of) 8.600%, 08/12/2017	PEN	710,000	$338,356	0.46
Peru (Rep of) 7.840%, 08/12/2020	PEN	779,000	371,990	0.51
Peru (Rep of) 8.200%, 08/12/2026	PEN	387,000	204,080	0.28
Peru (Rep of) 6.950%, 08/12/2031	PEN	410,000	192,747	0.26
			1,107,173	1.51
Philippines (Cost $205,478)
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	283,787	0.39
			283,787	0.39
Poland (Cost $6,312,445)
Poland (Rep of) 4.202%, 07/25/2014(2)	PLN	1,090,000	319,866	0.44
Poland (Rep of) 6.250%, 10/24/2015	PLN	190,000	63,321	0.09
Poland (Rep of) 5.000%, 04/25/2016	PLN	3,600,000	1,163,673	1.59
Poland (Rep of) 3.000%, 08/24/2016	PLN	1,970,000	823,443	1.13
Poland (Rep of) 4.750%, 10/25/2016	PLN	1,200,000	385,335	0.53
Poland (Rep of) 4.750%, 04/25/2017	PLN	5,625,000	1,807,844	2.47
Poland (Rep of) 5.750%, 10/25/2021	PLN	1,670,000	570,153	0.78
Poland (Rep of) 5.750%, 09/23/2022	PLN	3,340,000	1,145,851	1.57
Poland (Rep of) 2.750%, 08/25/2023	PLN	800,000	266,863	0.36
			6,546,349	8.96
Russian Federation (Cost $11,334,348)
Russian Federal Bond - OFZ 7.100%, 03/13/2014	RUB	31,970,000	1,026,306	1.40
Russian Federal Bond - OFZ 7.350%, 01/20/2016	RUB	12,590,000	406,735	0.56
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	20,590,000	656,126	0.90
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	25,690,000	832,977	1.14
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	89,180,000	2,891,021	3.95
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	49,950,000	1,624,364	2.22
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	45,230,000	1,470,871	2.01
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	19,700,000	640,930	0.88
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	16,380,000	532,674	0.73
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	35,541,000	1,180,828	1.62
			11,262,832	15.41
South Africa (Cost $7,389,448)
South Africa (Rep of) 13.500%, 09/15/2015	ZAR	5,330,000	743,978	1.02
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	9,050,000	1,148,346	1.57
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	11,510,000	1,451,126	1.98
South Africa (Rep of) 7.250%, 01/15/2020	ZAR	10,526,200	1,266,805	1.73
South Africa (Rep of) 6.750%, 03/31/2021	ZAR	1,860,000	215,610	0.29
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	2,970,000	357,306	0.49
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	6,800,000	969,082	1.33
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	5,400,000	546,493	0.75
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	3,320,000	299,882	0.41
			6,998,628	9.57
Thailand (Cost $2,635,145)
Thailand (Rep of) 3.625%, 05/22/2015	THB	2,500,000	82,872	0.11
Thailand (Rep of) 3.250%, 06/16/2017	THB	11,000,000	360,945	0.49
Thailand (Rep of) 5.125%, 03/13/2018	THB	13,100,000	468,365	0.64
Thailand (Rep of) 3.450%, 03/08/2019	THB	2,500,000	82,638	0.11
Thailand (Rep of) 3.875%, 06/13/2019	THB	7,000,000	238,070	0.33
Thailand (Rep of) 1.200%, 07/14/2021	THB	15,000,000	518,233	0.71
Thailand (Rep of) 3.650%, 12/17/2021	THB	6,000,000	200,976	0.28
Thailand (Rep of) 5.500%, 03/13/2023	THB	1,700,000	65,241	0.09
Thailand (Rep of) 3.625%, 06/16/2023	THB	5,785,000	191,284	0.26
Thailand (Rep of) 4.750%, 12/20/2024	THB	5,280,000	192,708	0.26
Thailand (Rep of) 5.670%, 03/13/2028	THB	1,000,000	40,470	0.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Thailand - (continued)
Thailand (Rep of) 3.775%, 06/25/2032	THB	8,000,000	$258,678	0.35
			2,700,480	3.69
Turkey (Cost $3,328,879)
Turkey (Rep of) 9.000%, 05/21/2014	TRY	1,267,000	1,030,822	1.41
Turkey (Rep of) 4.000%, 04/01/2020	TRY	741,000	558,456	0.76
Turkey (Rep of) 3.000%, 02/23/2022	TRY	3,170,000	1,955,730	2.68
			3,545,008	4.85
Uruguay (Cost $1,282,776)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	6,200,000	565,250	0.77
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	2,699,000	240,936	0.33
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	6,150,000	396,146	0.54
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	1,970,000	162,808	0.22
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	1,800,000	90,501	0.13
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	700,000	92,506	0.13
			1,548,147	2.12
Total Debt Securities (Cost $51,439,982)			53,040,605	72.56

Short-Term Investments

Landesbank Hessen-Thuerin, Time Deposit 0.160%, 11/01/2012		7,500,000	7,500,000	10.26
Landesbank Hessen-Thuerin, Time Deposit 0.160%, 11/02/2012		7,500,000	7,500,000	10.26

Total Short-Term Investments (Cost $15,000,000)			15,000,000	20.52

Total Investments in Securities (Cost $66,439,982)			68,040,605	93.08

Fully Funded Total Return Swaps

India (Cost $658,989)
India (Rep of), Issued by Credit Suisse Europe 8.790%, 11/08/2021	INR	11,000,000	210,957	0.29
India (Rep of), Issued by HSBC 7.490%, 04/16/2017	INR	4,960,000	89,850	0.12
India (Rep of), Issued by HSBC 7.830%, 04/11/2018	INR	15,440,000	282,936	0.39

			583,743	0.80
Indonesia (Cost $5,826,337)
Indonesia (Rep of), Issued by Barclays, 9.500%, 07/15/2031	IDR	2,932,000,000	404,064	0.55
Indonesia (Rep of), Issued by Credit Suisse, 9.500%, 06/15/2015	IDR	1,500,000,000	171,902	0.24
Indonesia (Rep of), Issued by Credit Suisse, 8.375%, 09/15/2026	IDR	2,100,000,000	262,341	0.36
Indonesia (Rep of), Issued by Deutsche Bank, 12.800%, 06/15/2021	IDR	6,452,000,000	993,583	1.36
Indonesia (Rep of), Issued by Deutsche Bank, 9.500%, 07/15/2031	IDR	1,500,000,000	206,718	0.28
Indonesia (Rep of), Issued by HSBC, 11.000%, 11/15/2020	IDR	3,100,000,000	432,095	0.59
Indonesia (Rep of), Issued by HSBC, 10.500%, 08/15/2030	IDR	2,180,000,000	323,062	0.44
Indonesia (Rep of), Issued by HSBC, 9.500%, 07/15/2031	IDR	2,350,000,000	323,858	0.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by HSBC 8.250%, 06/15/2032	IDR	5,200,000,000	$645,256	0.88
Indonesia (Rep of), Issued by Standard Chartered, 11.500%, 09/15/2019	IDR	7,936,000,000	1,102,499	1.51
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 09/15/2026	IDR	2,100,000,000	262,341	0.36
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	2,700,000,000	400,122	0.55
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 07/15/2031	IDR	1,700,000,000	234,280	0.32
Indonesia (Rep of), Issued by Standard Chartered, 8.250%, 06/15/2032	IDR	2,900,000,000	359,854	0.49

			6,121,975	8.37
Total Fully Funded Total Return Swaps (Cost $6,485,326)			6,705,718	9.17

Total Investments (Total Cost $72,925,308)			74,746,323	102.25

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(1,641,671)	(2.25)

Net Assets			$73,104,652	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

At October 31, 2012, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/05/2012	Bank of America Los Angeles	Brazilian Real	738,116	United States Dollar	364,052	$ (887)
11/05/2012	HSBC	Brazilian Real	738,116	United States Dollar	364,052	(887)
11/05/2012	Deutsche Bank London	Brazilian Real	408,600	United States Dollar	200,000	1,038
11/05/2012	Barclays Wholesale GTS	United States Dollar	460,085	Brazilian Real	944,831	(4,787)
11/05/2012	HSBC	United States Dollar	457,644	Brazilian Real	940,000	(4,852)
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	8,801,480	United States Dollar	1,390,000	21,127
11/13/2012	Barclays Wholesale GTS	United States Dollar	1,383,228	Chinese Yuan Renminbi	8,801,480	(27,899)
11/14/2012	Union Bank of Switzerland	Philippine Peso	27,188,250	United States Dollar	642,202	17,543
11/14/2012	Union Bank of Switzerland	Philippine Peso	4,780,397	United States Dollar	114,583	1,417
11/15/2012	Bank of America Los Angeles	Russian Rouble	24,888,880	United States Dollar	800,000	(8,565)
11/16/2012	Morgan Stanley & Co. International	Colombian Peso	302,775,600	United States Dollar	167,049	(2,104)
11/16/2012	Barclays Wholesale GTS	Korean Won	1,546,571,501	United States Dollar	1,383,028	34,932
11/16/2012	Barclays Wholesale GTS	Mexican Peso	16,808,493	United States Dollar	1,304,045	(22,435)
11/16/2012	HSBC	Mexican Peso	6,945,628	United States Dollar	540,444	(10,855)
11/16/2012	Deutsche Bank London	Peruvian Neuevo Sol	720,477	United States Dollar	276,151	1,585
11/16/2012	Bank of America Los Angeles	United States Dollar	159,669	Chilean Peso	76,564,255	382
11/16/2012	Deutsche Bank London	United States Dollar	44,000	Peruvian Neuevo Sol	114,796	(253)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/19/2012	Citibank London	Chilean Peso	519,306,720	United States Dollar	1,096,000	$(15,416)
11/19/2012	Barclays Wholesale GTS	Malaysian Ringgit	2,654,100	United States Dollar	860,268	9,745
11/19/2012	Barclays Wholesale GTS	Malaysian Ringgit	640,687	United States Dollar	207,644	2,373
11/21/2012	Chase Manhattan Bank London	Indian Rupee	11,036,859	United States Dollar	207,304	(3,027)
11/21/2012	Union Bank of Switzerland	Indian Rupee	20,451,750	United States Dollar	391,234	(12,701)
11/21/2012	Barclays Wholesale GTS	Malaysian Ringgit	2,040,000	United States Dollar	664,387	4,223
11/21/2012	Standard Chartered London	Malaysian Ringgit	2,279,425	United States Dollar	730,000	17,081
11/21/2012	Union Bank of Switzerland	Malaysian Ringgit	889,575	United States Dollar	290,000	1,558
11/21/2012	Barclays Wholesale GTS	Thai Baht	80,266,313	United States Dollar	2,596,439	18,955
11/21/2012	HSBC	Thai Baht	1,220,000	United States Dollar	39,613	139
11/21/2012	Bank of America Los Angeles	United States Dollar	1,450,000	Indian Rupee	77,963,600	7,004
11/21/2012	Barclays Wholesale GTS	United States Dollar	525,000	Malaysian Ringgit	1,599,780	672
11/21/2012	Citibank London	United States Dollar	940,157	Thai Baht	29,182,487	(10,723)
11/21/2012	Deutsche Bank London	United States Dollar	604,871	Thai Baht	18,576,500	(425)
11/21/2012	HSBC	United States Dollar	80,129	Thai Baht	2,490,818	(1,031)
11/27/2012	HSBC	Polish Zloty	4,196,336	United States Dollar	1,300,121	9,971
11/28/2012	Barclays Wholesale GTS	Korean Won	1,216,115,180	United States Dollar	1,087,283	27,625
11/28/2012	Union Bank of Switzerland	Malaysian Ringgit	699,776	United States Dollar	222,618	6,612
11/28/2012	Deutsche Bank London	United States Dollar	1,755,802	Taiwan Dollar	51,216,750	2,694
11/29/2012	Chase Manhattan Bank London	Indian Rupee	11,036,860	United States Dollar	207,401	(3,447)
11/29/2012	Barclays Wholesale GTS	Indonesian Rupiah	10,795,899,618	United States Dollar	1,114,128	5,688
11/29/2012	Standard Chartered London	United States Dollar	777,096	Indonesian Rupiah	7,518,400,500	(2,758)
11/30/2012	Citibank London	Hungarian Forint	157,670,480	United States Dollar	715,270	2,806
11/30/2012	Deutsche Bank London	Hungarian Forint	294,254,400	United States Dollar	1,320,000	20,117
11/30/2012	HSBC	Hungarian Forint	80,930,909	United States Dollar	365,748	2,834
11/30/2012	Deutsche Bank London	Polish Zloty	3,449,485	United States Dollar	1,100,000	(23,466)
11/30/2012	Northern Trust Securities	Polish Zloty	2,348,500	United States Dollar	700,000	32,933
11/30/2012	Bank of America Los Angeles	South African Rand	4,959,741	United States Dollar	570,000	(523)
11/30/2012	Deutsche Bank London	Turkish Lira	2,290,101	United States Dollar	1,264,173	8,133
11/30/2012	Deutsche Bank London	Turkish Lira	1,470,337	United States Dollar	812,900	3,971
11/30/2012	HSBC	Turkish Lira	3,100,000	United States Dollar	1,697,421	24,839
11/30/2012	Barclays Wholesale GTS	United States Dollar	586,617	Czech Koruna	11,330,016	1,262
11/30/2012	Deutsche Bank London	United States Dollar	1,836,606	Hungarian Forint	414,200,551	(49,779)
11/30/2012	Standard Chartered London	United States Dollar	389,154	South African Rand	3,416,652	(3,146)
12/04/2012	HSBC	Brazilian Real	2,391,361	United States Dollar	1,149,637	22,210
12/04/2012	Morgan Stanley & Co. International	Brazilian Real	2,380,000	United States Dollar	1,151,316	14,965
12/04/2012	Barclays Wholesale GTS	United States Dollar	70,000	Brazilian Real	142,576	133
12/07/2012	Barclays Wholesale GTS	Mexican Peso	16,808,491	United States Dollar	1,298,204	(19,296)
12/07/2012	Chase Manhattan Bank London	Mexican Peso	4,195,744	United States Dollar	320,000	(758)
12/07/2012	Goldman Sachs Intl Ltd. London	Mexican Peso	16,220,000	United States Dollar	1,257,023	(22,893)
12/07/2012	Union Bank of Switzerland	Mexican Peso	20,200,000	United States Dollar	1,546,116	(9,159)
12/07/2012	Chase Manhattan Bank London	Peruvian Neuevo Sol	720,476	United States Dollar	277,533	(150)
12/10/2012	Bank of America Los Angeles	Polish Zloty	3,330,750	United States Dollar	1,000,000	38,272
12/17/2012	Union Bank of Switzerland	Russian Rouble	13,125,000	United States Dollar	420,000	(5,147)
12/18/2012	Deutsche Bank London	Indian Rupee	38,941,000	United States Dollar	700,000	17,104
12/18/2012	Citibank London	Korean Won	864,601,140	United States Dollar	780,000	12,566
12/18/2012	Deutsche Bank London	Malaysian Ringgit	6,773,505	United States Dollar	2,171,761	43,970
12/20/2012	Barclays Wholesale GTS	Russian Rouble	45,028,800	United States Dollar	1,440,000	(17,591)
12/20/2012	HSBC	Russian Rouble	8,299,158	United States Dollar	264,321	(2,160)
12/20/2012	HSBC	Russian Rouble	12,621,644	United States Dollar	406,004	(7,300)
12/20/2012	Bank of America Los Angeles	United States Dollar	87,539	Russian Rouble	2,766,881	136
12/20/2012	Barclays Wholesale GTS	United States Dollar	1,420,000	Russian Rouble	44,584,038	11,640
12/20/2012	CSBF Global Foreign Exchange London	United States Dollar	379,286	Russian Rouble	11,780,608	7,149
12/20/2012	CSBF Global Foreign Exchange London	United States Dollar	100,239	Russian Rouble	3,109,405	2,016
12/21/2012	Citibank London	United States Dollar	1,636,295	Colombian Peso	2,967,829,500	25,844
01/03/2013	Banco Santander New York	Brazilian Real	480,000	United States Dollar	234,078	131
01/03/2013	Chase Manhattan Bank London	Brazilian Real	485,161	United States Dollar	235,401	1,326
01/15/2013	Union Bank of Switzerland	Indian Rupee	22,073,719	United States Dollar	396,154	8,288

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
01/18/2013	Morgan Stanley & Co. International	Mexican Peso	14,040,000	United States Dollar	1,078,764	$(15,258)
01/30/2013	Deutsche Bank London	Polish Zloty	1,560,635	United States Dollar	480,388	3,411
01/31/2013	Barclays Wholesale GTS	Czech Koruna	11,760,000	United States Dollar	610,344	(2,590)
01/31/2013	Union Bank of Switzerland	Hungarian Forint	82,352,150	United States Dollar	377,779	(5,378)
01/31/2013	Bank of America Los Angeles	Polish Zloty	3,641,482	United States Dollar	1,130,175	(1,422)
01/31/2013	Union Bank of Switzerland	United States Dollar	1,998,544	Russian Rouble	63,424,782	6,964
02/04/2013	Bank of America Los Angeles	United States Dollar	359,443	Brazilian Real	738,116	806
02/04/2013	HSBC	United States Dollar	359,390	Brazilian Real	738,116	754
02/11/2013	Deutsche Bank London	Indian Rupee	56,581,600	United States Dollar	1,070,000	(37,931)
04/15/2013	HSBC	Chinese Offshore Yuan	7,273,810	United States Dollar	1,130,000	19,307
04/15/2013	HSBC	Chinese Offshore Yuan	4,280,295	United States Dollar	670,000	6,313
04/15/2013	HSBC	Chinese Offshore Yuan	4,273,930	United States Dollar	670,000	5,307
04/15/2013	HSBC	United States Dollar	1,390,915	Chinese Offshore Yuan	8,846,915	(6,952)
04/15/2013	HSBC	United States Dollar	1,080,000	Chinese Offshore Yuan	6,981,120	(23,060)
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	8,562,600	United States Dollar	1,340,000	11,226
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	158,120	United States Dollar	24,864	89
05/02/2013	Standard Chartered London	United States Dollar	220,423	Chinese Offshore Yuan	1,413,570	(2,647)
05/02/2013	Standard Chartered London	United States Dollar	1,149,375	Chinese Offshore Yuan	7,307,150	(3,734)
06/17/2013	Standard Chartered London	United States Dollar	742,587	Chinese Offshore Yuan	4,780,030	(9,701)
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	4,780,030	United States Dollar	740,000	10,965
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	125,800	United States Dollar	19,705	59
07/17/2013	Standard Chartered London	United States Dollar	19,710	Chinese Offshore Yuan	125,800	(54)
04/13/2015	HSBC	Chinese Offshore Yuan	7,218,720	United States Dollar	1,080,000	19,627
04/13/2015	HSBC	Chinese Offshore Yuan	22,111	United States Dollar	3,374	(5)
04/13/2015	HSBC	Chinese Offshore Yuan	8,846,915	United States Dollar	1,349,129	(1,479)
04/13/2015	HSBC	United States Dollar	670,000	Chinese Offshore Yuan	4,330,210	10,379
04/13/2015	HSBC	United States Dollar	670,000	Chinese Offshore Yuan	4,343,945	8,287
04/13/2015	HSBC	United States Dollar	1,130,000	Chinese Offshore Yuan	7,413,591	688
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	1,413,570	United States Dollar	213,337	1,758
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,307,150	United States Dollar	1,113,895	(2,005)
05/04/2015	Standard Chartered London	United States Dollar	1,340,000	Chinese Offshore Yuan	8,720,720	13,015
06/17/2015	Standard Chartered London	Chinese Offshore Yuan	4,780,030	United States Dollar	719,234	6,461
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	125,800	United States Dollar	19,129	(60)
07/17/2015	Standard Chartered London	United States Dollar	740,000	Chinese Offshore Yuan	4,905,830	(3,634)

Total						$210,095

At October 31, 2012, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank Deposit Rate	9.644%	BRL	4,688,715	01/02/2017	$148,674	HSBC
Singapore Offer Rate Fixing 6 Month	2.760%	SGD	660,000	06/14/2032	20,421	Barclays Capital
1.820%	Singapore Offer Rate Fixing 6 Month	SGD	1,140,000	06/14/2022	(9,830)	Barclays Capital
Mexico Interbank TIIE 28 Day Rate	6.515%	MXN	48,000,000	07/01/2016	155,630	Barclays Capital

					$314,895

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$72,988,318
Gross tax appreciation of investments	$2,525,706
Gross tax depreciation of investments	(767,701)
Net tax appreciation of investments	$1,758,005

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$43,609,490	$—	$43,609,490
Index Linked Government Bonds	—	9,431,115	—	9,431,115
Fully Funded Total Return Swaps	—	6,705,718	—	6,705,718
Short-Term Investments	—	15,000,000	—	15,000,000

Total Investments	$—	$74,746,323	$—	$74,746,323

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$620,425	$—	$ 620,425
Interest Rate Swap Contracts	—	324,725	—	324,725
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(410,330)	—	(410,330)
Interest Rate Swap Contracts	—	(9,830)	—	(9,830)

Total Other Financial Instruments	$—	$524,990	$—	$ 524,990

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2012, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$324,725
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	620,425	—

	$620,425	$324,725

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(9,830)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(410,330)	—

	$(410,330)	$(9,830)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$626,093	$—
Net Realized Gain on Options Contracts	—	1,600
Net Realized Gain on Interest Rate Swap Contracts	—	460,465
Net Realized Loss on Futures Contracts	—	(88,997)

	$626,093	$373,068

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$87,799	$—
Net Change in Unrealized Depreciation on Interest Rate Swap Contracts	—	(49,057)

	$87,799	$(49,057)

* See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Nigeria (Cost $788,483)
Nigeria Treasury Bill 16.080%, 03/28/2013(2)	NGN	50,000,000	$302,091	0.44
Nigeria Treasury Bill 15.760%, 04/11/2013(2)	NGN	15,200,000	91,219	0.14
Nigeria Treasury Bill 15.770%, 04/25/2013(2)	NGN	30,800,000	183,963	0.27
Nigeria Treasury Bill 16.960%, 08/08/2013(2)	NGN	40,200,000	232,956	0.34
			810,229	1.19
Turkey (Cost $2,314,319)
Turkey (Rep of) 6.750%, 09/11/2013(2)	TRY	4,400,000	2,319,688	3.39
			2,319,688	3.39
Total Debt Securities (Cost $3,102,802)			3,129,917	4.58

Short-Term Investments

ABN Amro Bank Jersey, Time Deposit 0.180%, 11/06/2012		10,000,000	10,000,000	14.63
BNP Paribas, Certificate of Deposit 0.380%, 12/18/2012		10,000,000	10,003,692	14.63
Landesbank-Hessen Thueringen, Time Deposit 0.160%, 11/01/2012		13,000,000	13,000,000	19.02
Landesbank-Hessen Thueringen, Time Deposit 0.160%, 11/02/2012		13,000,000	13,000,000	19.01
National Bank of Abu Dhabi, Time Deposit 0.120%, 11/02/2012		10,000,000	10,000,000	14.63
National Bank of Abu Dhabi, Time Deposit 0.120%, 11/09/2012		10,000,000	10,000,000	14.63
Riyad Bank London, Time Deposit 0.150%, 11/01/2012		10,000,000	10,000,000	14.63
Riyad Bank London, Time Deposit 0.150%, 11/08/2012		10,000,000	10,000,000	14.63
UBS A.G. - London, Certificate of Deposit 0.210%, 02/28/2013		10,000,000	10,000,166	14.63

Total Short-Term Investments (Cost $96,000,000)			96,003,858	140.44

Total Investments (Total Cost $99,102,802)			99,133,775	145.02

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(30,773,630)	(45.02)

Net Assets			$68,360,145	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond reflects effective yield on the date of purchase.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, the Ashmore Emerging Markets Local Currency Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/05/2012	Bank of America Los Angeles	Brazilian Real	1,025,886	United States Dollar	505,986	$ (1,233)
11/05/2012	HSBC Bank PLC	Brazilian Real	1,025,886	United States Dollar	505,986	(1,233)
11/05/2012	Barclays Wholesale GTS	Brazilian Real	279,686	United States Dollar	137,000	610
11/05/2012	Barclays Wholesale GTS	Brazilian Real	447,700	United States Dollar	220,000	277
11/05/2012	Deutsche Bank London	Brazilian Real	387,030	United States Dollar	190,000	426
11/05/2012	Barclays Wholesale GTS	United States Dollar	772,393	Brazilian Real	1,586,187	(8,037)
11/05/2012	HSBC Bank PLC	United States Dollar	769,231	Brazilian Real	1,580,000	(8,155)
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	10,955,885	United States Dollar	1,728,467	28,072
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	6,422,590	United States Dollar	1,010,000	19,723
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	4,028,535	United States Dollar	630,000	15,888
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	7,978,320	United States Dollar	1,260,000	19,151
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	6,212,710	United States Dollar	980,000	16,074
11/13/2012	Citibank London	Chinese Yuan Renminbi	3,694,890	United States Dollar	580,000	12,396
11/13/2012	Standard Chartered London	Chinese Yuan Renminbi	6,688,518	United States Dollar	1,050,415	21,944
11/13/2012	Bank of America Los Angeles	United States Dollar	105,000	Chinese Yuan Renminbi	660,975	(973)
11/13/2012	Morgan Stanley & Co. International	United States Dollar	120,000	Chinese Yuan Renminbi	762,360	(2,228)
11/14/2012	Union Bank of Switzerland - London	Philippine Peso	52,488,723	United States Dollar	1,258,119	15,562
11/14/2012	Union Bank of Switzerland - London	Philippine Peso	16,211,750	United States Dollar	382,931	10,460
11/15/2012	Bank of America Los Angeles	Russian Rouble	23,333,325	United States Dollar	750,000	(8,030)
11/16/2012	Bank of America Los Angeles	Chilean Peso	553,200,417	United States Dollar	1,153,655	(2,759)
11/16/2012	Morgan Stanley & Co. International	Colombian Peso	2,080,398,100	United States Dollar	1,147,806	(14,455)
11/16/2012	Barclays Wholesale GTS	Korean Won	1,653,065,015	United States Dollar	1,478,261	37,337
11/16/2012	Barclays Wholesale GTS	Mexican Peso	57,026,779	United States Dollar	4,424,282	(76,115)
11/16/2012	HSBC Bank PLC	Mexican Peso	134,202	United States Dollar	10,442	(210)
11/16/2012	Deutsche Bank London	Peruvian Neuevo Sol	862,122	United States Dollar	330,442	1,897
11/16/2012	Morgan Stanley & Co. International	United States Dollar	85,000	Colombian Peso	155,082,500	515
11/16/2012	Standard Chartered London	United States Dollar	69,000	Korean Won	75,762,000	(462)
11/16/2012	Deutsche Bank London	United States Dollar	102,000	Peruvian Neuevo Sol	266,118	(585)
11/19/2012	Citibank London	Chilean Peso	505,565,940	United States Dollar	1,067,000	(15,008)
11/19/2012	Barclays Wholesale GTS	Malaysian Ringgit	2,251,190	United States Dollar	729,674	8,266
11/21/2012	Chase Manhattan Bank London	Indian Rupee	82,325,479	United States Dollar	1,546,309	(22,581)
11/21/2012	Union Bank of Switzerland - London	Indian Rupee	18,240,750	United States Dollar	348,938	(11,328)
11/21/2012	Barclays Wholesale GTS	Malaysian Ringgit	1,170,000	United States Dollar	381,045	2,422
11/21/2012	Standard Chartered London	Malaysian Ringgit	2,185,750	United States Dollar	700,000	16,379
11/21/2012	Union Bank of Switzerland - London	Malaysian Ringgit	1,472,400	United States Dollar	480,000	2,579
11/21/2012	Barclays Wholesale GTS	Thai Baht	41,515,397	United States Dollar	1,342,932	9,804
11/21/2012	Barclays Wholesale GTS	Thai Baht	10,811,500	United States Dollar	350,000	2,281
11/21/2012	Deutsche Bank London	Thai Baht	6,216,172	United States Dollar	202,405	142
11/21/2012	Bank of America Los Angeles	United States Dollar	1,550,000	Indian Rupee	83,340,400	7,487
11/21/2012	Barclays Wholesale GTS	United States Dollar	545,000	Malaysian Ringgit	1,660,724	698
11/27/2012	HSBC Bank PLC	Polish Zloty	26,413,163	United States Dollar	8,183,404	62,759
11/28/2012	Barclays Wholesale GTS	Korean Won	1,138,016,040	United States Dollar	1,017,457	25,851
11/28/2012	Union Bank of Switzerland - London	Malaysian Ringgit	2,784,495	United States Dollar	885,823	26,309
11/28/2012	Deutsche Bank London	Taiwan Dollar	77,240,893	United States Dollar	2,647,957	(4,064)
11/29/2012	Chase Manhattan Bank London	Indian Rupee	82,325,479	United States Dollar	1,547,035	(25,710)
11/29/2012	Barclays Wholesale GTS	Indonesian Rupiah	18,164,327,500	United States Dollar	1,874,544	9,569
11/29/2012	HSBC Bank PLC	Romanian Leu	4,244,503	United States Dollar	1,204,764	535
11/29/2012	Citibank London	United States Dollar	167,000	Indian Rupee	9,039,710	(48)
11/29/2012	Deutsche Bank London	United States Dollar	180,000	Romanian Leu	636,466	(735)
11/30/2012	Barclays Wholesale GTS	Czech Koruna	44,227,901	United States Dollar	2,289,922	(4,927)
11/30/2012	Deutsche Bank London	Hungarian Forint	245,212,000	United States Dollar	1,100,000	16,764
11/30/2012	HSBC Bank PLC	Hungarian Forint	117,093,615	United States Dollar	529,177	4,100
11/30/2012	Goldman Sachs International Ltd. - London	Israeli Shekel	4,151,352	United States Dollar	1,072,071	(4,570)
11/30/2012	Deutsche Bank London	Polish Zloty	2,348,500	United States Dollar	700,000	32,933
11/30/2012	Deutsche Bank London	Polish Zloty	2,759,588	United States Dollar	880,000	(18,772)
11/30/2012	Barclays Wholesale GTS	Singapore Dollar	4,845,090	United States Dollar	3,957,437	14,469

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
11/30/2012	Standard Chartered London	South African Rand	12,961,411	United States Dollar	1,476,293	$ 11,933
11/30/2012	HSBC Bank PLC	Turkish Lira	2,900,000	United States Dollar	1,587,910	23,236
11/30/2012	Union Bank of Switzerland - London	United States Dollar	530,000	Czech Koruna	10,320,690	(3,209)
11/30/2012	Deutsche Bank London	United States Dollar	286,218	Hungarian Forint	64,549,383	(7,758)
11/30/2012	Union Bank of Switzerland - London	United States Dollar	135,000	Polish Zloty	434,571	(623)
11/30/2012	Bank of America Los Angeles	United States Dollar	152,424	Russian Rouble	4,782,000	761
11/30/2012	Bank of America Los Angeles	United States Dollar	166,000	Singapore Dollar	202,520	(22)
11/30/2012	Deutsche Bank London	United States Dollar	1,168,642	Turkish Lira	2,117,042	(7,518)
12/04/2012	HSBC Bank PLC	Brazilian Real	2,317,487	United States Dollar	1,114,123	21,524
12/04/2012	Morgan Stanley & Co. International	Brazilian Real	2,307,000	United States Dollar	1,116,002	14,506
12/04/2012	Barclays Wholesale GTS	United States Dollar	240,000	Brazilian Real	488,832	456
12/07/2012	Barclays Wholesale GTS	Mexican Peso	57,026,779	United States Dollar	4,404,463	(65,468)
12/07/2012	Goldman Sachs International Ltd. - London	Mexican Peso	300,000	United States Dollar	23,250	(423)
12/07/2012	Chase Manhattan Bank London	Peruvian Neuevo Sol	928,019	United States Dollar	357,480	(193)
12/07/2012	Deutsche Bank London	United States Dollar	65,817	Chilean Peso	31,410,000	380
12/07/2012	Deutsche Bank London	United States Dollar	140,000	Mexican Peso	1,827,480	953
12/10/2012	Bank of America Los Angeles	Polish Zloty	3,697,133	United States Dollar	1,110,000	42,482
12/17/2012	Union Bank of Switzerland - London	Russian Rouble	9,375,000	United States Dollar	300,000	(3,676)
12/18/2012	Deutsche Bank London	Indian Rupee	36,715,800	United States Dollar	660,000	16,127
12/18/2012	Standard Chartered London	Indian Rupee	28,222,500	United States Dollar	530,000	(10,278)
12/18/2012	Citibank London	Korean Won	787,008,730	United States Dollar	710,000	11,438
12/18/2012	Deutsche Bank London	Malaysian Ringgit	1,469,000	United States Dollar	470,999	9,536
12/18/2012	Citibank London	Singapore Dollar	2,245,408	United States Dollar	1,840,634	106
12/20/2012	Bank of America Los Angeles	Russian Rouble	38,966,700	United States Dollar	1,232,831	(1,917)
12/20/2012	Barclays Wholesale GTS	Russian Rouble	46,279,600	United States Dollar	1,480,000	(18,079)
12/20/2012	Barclays Wholesale GTS	United States Dollar	1,410,000	Russian Rouble	44,270,066	11,558
12/20/2012	Deutsche Bank London	United States Dollar	70,000	Russian Rouble	2,215,815	5
12/21/2012	Citibank London	United States Dollar	1,136,788	Colombian Peso	2,061,850,000	17,954
01/03/2013	Banco Santander New York	Brazilian Real	2,410,000	United States Dollar	1,175,266	658
01/03/2013	Chase Manhattan Bank London	Brazilian Real	2,404,128	United States Dollar	1,166,486	6,572
01/15/2013	Union Bank of Switzerland - London	Indian Rupee	164,650,958	United States Dollar	2,954,971	61,824
01/18/2013	Morgan Stanley & Co. International	Mexican Peso	260,000	United States Dollar	19,977	(283)
01/30/2013	Deutsche Bank London	United States Dollar	849,260	Polish Zloty	2,758,991	(6,029)
01/31/2013	Barclays Wholesale GTS	Czech Koruna	11,760,000	United States Dollar	610,344	(2,590)
01/31/2013	Union Bank of Switzerland - London	Hungarian Forint	66,726,000	United States Dollar	306,097	(4,358)
01/31/2013	Union Bank of Switzerland - London	Russian Rouble	236,882,196	United States Dollar	7,464,265	(26,011)
01/31/2013	Bank of America Los Angeles	United States Dollar	1,997,997	Polish Zloty	6,437,647	2,514
02/04/2013	Bank of America Los Angeles	United States Dollar	499,579	Brazilian Real	1,025,886	1,120
02/04/2013	HSBC Bank PLC	United States Dollar	499,506	Brazilian Real	1,025,886	1,047
02/11/2013	Deutsche Bank London	Indian Rupee	61,340,800	United States Dollar	1,160,000	(41,122)
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	6,758,850	United States Dollar	1,050,000	17,940
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	3,769,215	United States Dollar	590,000	5,559
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	3,763,610	United States Dollar	590,000	4,673
04/15/2013	HSBC Bank PLC	United States Dollar	1,118,880	Chinese Offshore Yuan	7,116,635	(5,592)
04/15/2013	HSBC Bank PLC	United States Dollar	1,110,000	Chinese Offshore Yuan	7,175,040	(23,700)
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	7,476,300	United States Dollar	1,170,000	9,802
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	138,060	United States Dollar	21,709	77
05/02/2013	Standard Chartered London	United States Dollar	1,197,697	Chinese Yuan Renminbi	7,614,360	(23,101)
07/17/2013	Standard Chartered London	United States Dollar	1,109,461	Chinese Offshore Yuan	7,141,600	(14,493)
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	8,332,755	United States Dollar	1,290,000	19,114
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	219,300	United States Dollar	34,350	103
07/17/2013	Standard Chartered London	United States Dollar	220,988	Chinese Offshore Yuan	1,410,455	(601)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	7,419,240	United States Dollar	1,110,000	20,173
04/13/2015	HSBC Bank PLC	Chinese Yuan Renminbi	7,116,635	United States Dollar	1,085,266	55,732
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,813,170	9,140
04/13/2015	HSBC Bank PLC	United States Dollar	590,000	Chinese Offshore Yuan	3,825,265	7,297
04/13/2015	HSBC Bank PLC	United States Dollar	1,050,000	Chinese Offshore Yuan	6,888,735	639
04/13/2015	HSBC Bank PLC	United States Dollar	1,328	Chinese Offshore Yuan	8,705	2
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	7,614,360	United States Dollar	1,160,726	(2,090)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/04/2015	Standard Chartered London	United States Dollar	1,170,000	Chinese Offshore Yuan	7,614,360	$ 11,364
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	7,141,600	United States Dollar	1,074,571	9,652
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	1,410,455	United States Dollar	214,469	(670)
07/17/2015	Standard Chartered London	United States Dollar	1,290,000	Chinese Offshore Yuan	8,552,055	(6,335)

Total						$ 363,279

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$99,102,802
Gross tax appreciation of investments	$30,973
Gross tax depreciation of investments	—
Net tax appreciation of investments	$30,973

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Government Bonds	$—	$ 3,129,917	$—	$ 3,129,917
Short-Term Investments	—	96,003,858	—	96,003,858
Total Investments	$—	$99,133,775	$—	$99,133,775
Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 871,636	$—	$ 871,636
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(508,357)	—	(508,357)
Total Other Financial Instruments	$—	$ 363,279	$—	$ 363,279

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2012 there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2012:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Assets:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 871,636

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(508,357)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2012:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$2,095,185
Net Realized Gain on Written Options	1,455

$2,096,640

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 717,768

*	See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $717,783)
Argentina (Rep of) 8.750%, 06/02/2017		95,000	$80,750	0.23
Argentina (Rep of) 8.280%, 12/31/2033		507,131	342,729	0.98
Argentina Boden Bonds 7.000%, 10/03/2015		263,000	213,290	0.61
			636,769	1.82
Azerbaijan (Cost $106,166)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		100,000	107,769	0.31
			107,769	0.31
Belarus (Cost $452,109)
Belarus (Rep of) 8.750%, 08/03/2015		200,000	200,000	0.57
Belarus (Rep of) 8.950%, 01/26/2018		300,000	299,250	0.85
			499,250	1.42
Bolivia (Cost $60,000)
Bolivian (Rep of) 4.875%, 10/29/2022(2)(3)		60,000	60,037	0.17
			60,037	0.17
Brazil (Cost $2,285,985)
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		240,000	299,400	0.86
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		100,000	119,750	0.34
Brazil (Fed Rep of) 5.875%, 01/15/2019		100,000	123,500	0.35
Brazil (Fed Rep of) 4.875%, 01/22/2021		290,000	347,275	0.99
Brazil (Fed Rep of) 2.625%, 01/05/2023		200,000	199,500	0.57
Brazil (Fed Rep of) 8.875%, 04/15/2024		70,000	112,700	0.32
Brazil (Fed Rep of) 10.125%, 05/15/2027		140,000	252,700	0.72
Brazil (Fed Rep of) 8.250%, 01/20/2034		200,000	328,000	0.94
Brazil (Fed Rep of) 7.125%, 01/20/2037		235,000	353,675	1.01
Brazil (Fed Rep of) 5.625%, 01/07/2041		320,000	409,600	1.17
			2,546,100	7.27
Chile (Cost $545,273)
Banco del Estado de Chile 4.125%, 10/07/2020		110,000	121,226	0.35
Chile (Rep of) 3.250%, 09/14/2021		100,000	108,500	0.31
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		100,000	129,951	0.37
Empresa Nacional del Petroleo 5.250%, 08/10/2020		200,000	223,806	0.64
			583,483	1.67
China (Cost $619,215)
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		490,000	528,052	1.51
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		100,000	121,490	0.34
			649,542	1.85
Colombia (Cost $1,243,197)
Colombia (Rep of) 7.375%, 03/18/2019		260,000	343,200	0.98
Colombia (Rep of) 11.750%, 02/25/2020		130,000	210,275	0.60
Colombia (Rep of) 4.375%, 07/12/2021		200,000	229,700	0.66
Colombia (Rep of) 8.125%, 05/21/2024		120,000	179,700	0.51
Colombia (Rep of) 7.375%, 09/18/2037		100,000	154,250	0.44
Colombia (Rep of) 6.125%, 01/18/2041		200,000	273,000	0.78
			1,390,125	3.97
Croatia (Cost $688,585)
Croatia (Rep of) 6.250%, 04/27/2017		200,000	219,800	0.62
Croatia (Rep of) 6.750%, 11/05/2019		100,000	114,750	0.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Croatia - (continued)
Croatia (Rep of) 6.625%, 07/14/2020		380,000	$434,595	1.24
			769,145	2.19
Dominican Republic (Cost $210,839)
Dominican (Rep of) 7.500%, 05/06/2021		200,000	235,000	0.67
			235,000	0.67
Ecuador (Cost $100,000)
Ecuador (Rep of) 9.375%, 12/15/2015		100,000	102,250	0.29
			102,250	0.29
Egypt (Cost $197,814)
Egypt (Rep of) 6.875%, 04/30/2040		100,000	99,750	0.28
Nile Finance Ltd. 5.250%, 08/05/2015		100,000	100,500	0.29
			200,250	0.57
El Salvador (Cost $372,486)
El Salvador (Rep of) 7.375%, 12/01/2019		100,000	117,500	0.33
El Salvador (Rep of) 8.250%, 04/10/2032		100,000	122,500	0.35
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	174,375	0.50
			414,375	1.18
Georgia (Cost $219,274)
JSC Georgian Railway 7.750%, 07/11/2022		200,000	223,840	0.64
			223,840	0.64
Ghana (Cost $108,974)
Ghana (Rep of) 8.500%, 10/04/2017		100,000	116,000	0.33
			116,000	0.33
Hungary (Cost $570,472)
Hungary (Rep of) 6.250%, 01/29/2020		140,000	155,092	0.44
Hungary (Rep of) 6.375%, 03/29/2021		208,000	231,670	0.66
Hungary (Rep of) 7.625%, 03/29/2041		224,000	266,112	0.76
			652,874	1.86
Indonesia (Cost $1,809,723)
Indonesia (Rep of) 10.375%, 05/04/2014		90,000	101,700	0.29
Indonesia (Rep of) 7.500%, 01/15/2016		150,000	175,500	0.50
Indonesia (Rep of) 6.875%, 01/17/2018		130,000	158,275	0.45
Indonesia (Rep of) 11.625%, 03/04/2019		100,000	152,000	0.44
Indonesia (Rep of) 5.875%, 03/13/2020		150,000	180,188	0.52
Indonesia (Rep of) 4.875%, 05/05/2021		200,000	228,000	0.65
Indonesia (Rep of) 8.500%, 10/12/2035		250,000	400,625	1.14
Indonesia (Rep of) 7.750%, 01/17/2038		100,000	151,375	0.43
Majapahit Holding B.V. 7.750%, 10/17/2016		100,000	119,000	0.34
Majapahit Holding B.V. 8.000%, 08/07/2019		110,000	139,700	0.40
Majapahit Holding B.V. 7.750%, 01/20/2020		100,000	125,750	0.36
Perusahaan Listrik Negara PT 5.250%, 10/24/2042(3)		35,000	35,742	0.10
			1,967,855	5.62
Iraq (Cost $329,692)
Iraq (Rep of) 5.800%, 01/15/2028		390,000	362,700	1.04
			362,700	1.04
Ivory Coast (Cost $328,341)
Ivory Coast (Rep of) 3.750%, 12/31/2032		570,000	513,000	1.46
			513,000	1.46
Jordan (Cost $203,710)
Jordan (Rep of) 3.875%, 11/12/2015		210,000	204,540	0.58
			204,540	0.58
Kazakhstan (Cost $1,131,782)
Development Bank of Kazakhstan JSC 5.500%, 12/20/2015		200,000	218,240	0.62
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		200,000	239,802	0.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Kazakhstan - (continued)
Kazatomprom Natsionalnaya Atomnaya Kompaniya A.O. 6.250%, 05/20/2015		100,000	$109,625	0.31
KazMunayGas National Co. 11.750%, 01/23/2015		150,000	179,877	0.51
KazMunayGas National Co. 9.125%, 07/02/2018		130,000	169,491	0.48
KazMunayGas National Co. 7.000%, 05/05/2020		70,000	86,014	0.25
KazMunayGas National Co. 6.375%, 04/09/2021		210,000	247,538	0.71
			1,250,587	3.57
Lebanon (Cost $726,772)
Lebanon (Rep of) 6.375%, 03/09/2020		310,000	322,400	0.92
Lebanon (Rep of) 6.100%, 10/04/2022		295,000	297,213	0.85
Lebanon (Rep of) 6.600%, 11/27/2026		100,000	100,750	0.29
			720,363	2.06
Lithuania (Cost $943,131)
Lithuania (Rep of) 5.125%, 09/14/2017		100,000	112,000	0.32
Lithuania (Rep of) 7.375%, 02/11/2020		190,000	241,300	0.69
Lithuania (Rep of) 6.125%, 03/09/2021		200,000	240,500	0.69
Lithuania (Rep of) 6.625%, 02/01/2022		400,000	495,000	1.41
			1,088,800	3.11
Malaysia (Cost $268,136)
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		250,000	286,739	0.82
			286,739	0.82
Mexico (Cost $1,938,368)
Comision Federal de Electricidad 5.750%, 02/14/2042		200,000	227,000	0.65
Mexico (Rep of) 5.625%, 01/15/2017		64,000	74,816	0.21
Mexico (Rep of) 5.950%, 03/19/2019		60,000	74,100	0.21
Mexico (Rep of) 5.125%, 01/15/2020		230,000	274,850	0.78
Mexico (Rep of) 3.625%, 03/15/2022		70,000	76,475	0.22
Mexico (Rep of) 6.750%, 09/27/2034		195,000	275,925	0.79
Mexico (Rep of) 6.050%, 01/11/2040		274,000	363,735	1.04
Mexico (Rep of) 4.750%, 03/08/2044		120,000	133,200	0.38
Mexico (Rep of) 5.750%, 10/12/2110		196,000	230,300	0.66
Pemex Project Funding Master Trust 5.750%, 03/01/2018		60,000	69,900	0.20
Petroleos Mexicanos 8.000%, 05/03/2019		100,000	131,000	0.37
Petroleos Mexicanos 6.000%, 03/05/2020		40,000	47,800	0.14
Petroleos Mexicanos 6.500%, 06/02/2041		116,000	143,985	0.41
Petroleos Mexicanos 5.500%, 06/27/2044		40,000	43,600	0.12
			2,166,686	6.18
Mongolia (Cost $100,988)
Development Bank of Mongolia LLC 5.750%, 03/21/2017		100,000	106,730	0.30
			106,730	0.30
Morocco (Cost $75,325)
Morocco (Rep of) 4.500%, 10/05/2020	EUR	60,000	77,264	0.22
			77,264	0.22
Nigeria (Cost $113,047)
Nigeria (Rep of) 6.750%, 01/28/2021		100,000	115,250	0.33
			115,250	0.33
Pakistan (Cost $125,755)
Pakistan (Rep of) 7.125%, 03/31/2016		150,000	139,500	0.40
			139,500	0.40
Panama (Cost $492,212)
Panama (Rep of) 7.250%, 03/15/2015		90,000	102,600	0.29
Panama (Rep of) 8.875%, 09/30/2027		90,000	146,025	0.42
Panama (Rep of) 9.375%, 04/01/2029		90,000	154,350	0.44

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Panama - (continued)
Panama (Rep of) 6.700%, 01/26/2036		105,000	$149,468	0.43
			552,443	1.58
Peru (Cost $564,619)
Peru (Rep of) 8.375%, 05/03/2016		50,000	62,000	0.18
Peru (Rep of) 7.125%, 03/30/2019		100,000	131,500	0.37
Peru (Rep of) 7.350%, 07/21/2025		150,000	218,250	0.62
Peru (Rep of) 8.750%, 11/21/2033		134,000	234,500	0.67
			646,250	1.84
Philippines (Cost $1,752,064)
Philippine (Rep of) 8.375%, 06/17/2019		250,000	345,000	0.99
Philippine (Rep of) 4.000%, 01/15/2021		150,000	168,188	0.48
Philippine (Rep of) 10.625%, 03/16/2025		140,000	246,050	0.70
Philippine (Rep of) 5.500%, 03/30/2026		200,000	253,000	0.72
Philippine (Rep of) 9.500%, 02/02/2030		220,000	384,450	1.10
Philippine (Rep of) 7.750%, 01/14/2031		230,000	355,350	1.01
Philippine (Rep of) 6.375%, 10/23/2034		100,000	139,000	0.40
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		100,000	140,250	0.40
			2,031,288	5.80
Poland (Cost $839,770)
Poland (Rep of) 6.375%, 07/15/2019		210,000	261,450	0.74
Poland (Rep of) 5.000%, 03/23/2022		400,000	466,076	1.33
Poland (Rep of) 3.000%, 03/17/2023		180,000	177,404	0.51
			904,930	2.58
Qatar (Cost $399,422)
Qatar (Rep of) 6.400%, 01/20/2040		100,000	139,350	0.40
Qatar (Rep of) 5.750%, 01/20/2042		220,000	283,800	0.81
			423,150	1.21
Romania (Cost $259,475)
Romanian (Rep of) 6.750%, 02/07/2022		250,000	288,750	0.82
			288,750	0.82
Russian Federation (Cost $2,052,000)
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		100,000	119,230	0.34
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		100,000	115,750	0.33
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		120,000	237,060	0.68
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		577,375	731,130	2.09
Russian Foreign Bond - Eurobond 5.625%, 04/04/2042		200,000	240,260	0.68
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	109,367	0.31
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		590,000	700,023	2.00
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		50,000	59,188	0.17
			2,312,008	6.60
Senegal (Cost $230,329)
Senegal (Rep of) 8.750%, 05/13/2021		200,000	242,000	0.69
			242,000	0.69
Serbia (Cost $260,381)
Serbia (Rep of) 7.250%, 09/28/2021		250,000	266,250	0.76
			266,250	0.76

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Slovenia (Cost $72,012)
Slovenia (Rep of) 5.500%, 10/26/2022(2)(3)		70,000	$70,770	0.20
			70,770	0.20
South Africa (Cost $583,809)
South Africa (Rep of) 6.875%, 05/27/2019		120,000	149,448	0.43
South Africa (Rep of) 5.500%, 03/09/2020		150,000	175,245	0.50
South Africa (Rep of) 5.875%, 05/30/2022		130,000	157,348	0.45
South Africa (Rep of) 6.250%, 03/08/2041		100,000	128,250	0.36
			610,291	1.74
Sri Lanka (Cost $309,372)
Sri Lanka (Rep of) 7.400%, 01/22/2015		100,000	109,750	0.31
Sri Lanka (Rep of) 6.250%, 07/27/2021		200,000	223,640	0.64
			333,390	0.95
Turkey (Cost $1,955,457)
Turkey (Rep of) 7.250%, 03/15/2015		80,000	89,320	0.26
Turkey (Rep of) 7.000%, 09/26/2016		130,000	151,125	0.43
Turkey (Rep of) 7.500%, 07/14/2017		100,000	120,680	0.35
Turkey (Rep of) 6.750%, 04/03/2018		260,000	309,530	0.88
Turkey (Rep of) 7.000%, 03/11/2019		100,000	122,650	0.35
Turkey (Rep of) 7.500%, 11/07/2019		100,000	126,950	0.36
Turkey (Rep of) 5.625%, 03/30/2021		100,000	116,250	0.33
Turkey (Rep of) 7.375%, 02/05/2025		250,000	326,875	0.93
Turkey (Rep of) 11.875%, 01/15/2030		40,000	75,900	0.22
Turkey (Rep of) 8.000%, 02/14/2034		110,000	157,300	0.45
Turkey (Rep of) 6.875%, 03/17/2036		114,000	146,695	0.42
Turkey (Rep of) 7.250%, 03/05/2038		40,000	54,000	0.15
Turkey (Rep of) 6.750%, 05/30/2040		100,000	128,350	0.37
Turkey (Rep of) 6.000%, 01/14/2041		200,000	235,000	0.67
			2,160,625	6.17
Ukraine (Cost $1,375,371)
Financing of Infrastrucural Projects State Enterprise 8.375%, 11/03/2017		150,000	142,500	0.41
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		110,000	112,068	0.32
Ukraine (Rep of) 6.875%, 09/23/2015		320,000	319,584	0.91
Ukraine (Rep of) 6.580%, 11/21/2016		100,000	98,956	0.28
Ukraine (Rep of) 9.250%, 07/24/2017		350,000	381,700	1.09
Ukraine (Rep of) 7.750%, 09/23/2020		100,000	104,362	0.30
Ukreximbank Via Biz Finance PLC 8.375%, 04/27/2015		260,000	255,125	0.73
			1,414,295	4.04
United Arab Emirates (Cost $613,076)
Dubai DOF Sukuk Ltd. 6.396%, 11/03/2014		250,000	268,375	0.76
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		350,000	422,625	1.21
			691,000	1.97
Uruguay (Cost $931,817)
Uruguay (Rep of) 8.000%, 11/18/2022		333,000	481,185	1.37
Uruguay (Rep of) 6.875%, 09/28/2025		91,000	125,580	0.36
Uruguay (Rep of) 7.875%, 01/15/2033		232,000	359,600	1.03
Uruguay (Rep of) 7.625%, 03/21/2036		56,000	86,940	0.25
			1,053,305	3.01
Venezuela (Cost $1,428,109)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		90,000	71,100	0.20
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		65,000	66,788	0.19
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		280,000	175,000	0.50
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		20,000	12,250	0.03

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Venezuela - (continued)
Venezuela (Rep of) 8.500%, 10/08/2014		40,000	$40,600	0.12
Venezuela (Rep of) 5.750%, 02/26/2016		60,000	55,350	0.16
Venezuela (Rep of) 7.750%, 10/13/2019		130,000	113,100	0.32
Venezuela (Rep of) 6.000%, 12/09/2020		60,000	45,750	0.13
Venezuela (Rep of) 12.750%, 08/23/2022		242,000	259,545	0.74
Venezuela (Rep of) 9.000%, 05/07/2023		121,000	106,178	0.30
Venezuela (Rep of) 8.250%, 10/13/2024		105,000	86,625	0.25
Venezuela (Rep of) 7.650%, 04/21/2025		65,000	51,188	0.15
Venezuela (Rep of) 11.750%, 10/21/2026		85,000	86,062	0.25
Venezuela (Rep of) 9.250%, 09/15/2027		140,000	126,350	0.36
Venezuela (Rep of) 9.250%, 05/07/2028		165,000	145,612	0.41
Venezuela (Rep of) 11.950%, 08/05/2031		201,000	205,522	0.59
Venezuela (Rep of) 9.375%, 01/13/2034		94,000	83,425	0.24
			1,730,445	4.94
Vietnam (Cost $195,156)
Vietnam (Rep of) 6.875%, 01/15/2016		100,000	110,500	0.32
Vietnam (Rep of) 6.750%, 01/29/2020		90,000	105,075	0.30
			215,575	0.62
Zambia (Cost $49,062)
Zambia (Rep of) 5.375%, 09/20/2022(3)		50,000	50,375	0.14
			50,375	0.14
Total Debt Securities (Cost $30,956,455)			34,183,963	97.56

Total Investments (Total Cost $30,956,455)			34,183,963	97.56

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			856,186	2.44

Net Assets			$35,040,149	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)

Restricted security that has been deemed illiquid. At October 31, 2012, the value of these restricted illiquid securities amounted to $130,807 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Bolivian (Rep of) 4.875%, 10/29/2022	10/22/2012	$60,000
Slovenia (Rep of) 5.500%, 10/26/2022	10/26/2012	72,013

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SOVEREIGN DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$30,958,566
Gross tax appreciation of investments	$3,329,481
Gross tax depreciation of investments	(104,084)
Net tax appreciation of investments	$3,225,397

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Sovereign Debt Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$ 5,500,937	$—	$ 5,500,937
Government Agencies	—	1,083,070	—	1,083,070
Government Bonds	—	27,044,842	—	27,044,842
Financial Certificates	—	555,114	—	555,114
Total Investments	$—	$34,183,963	$—	$34,183,963

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2012, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2012:

Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 14,115	$ —
Net Realized Loss on Futures Contracts	—	(374,422)

	$ 14,115	$ (374,422)

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ 500	$ —

*	See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $9,214,176)
Argentina Boden Bonos 7.000%, 10/03/2015		1,499,000	$1,225,308	0.23
Argentine (Rep of) 8.750%, 06/02/2017		478,000	406,300	0.08
Argentine (Rep of) 8.280%, 12/31/2033		2,579,548	1,746,665	0.34
WPE International Cooperatief UA 10.375%, 09/30/2020		6,200,000	5,332,000	1.03
			8,710,273	1.68
Azerbaijan (Cost $651,102)
State Oil Co. of the Azerbaijan Republic 5.450%, 02/09/2017		630,000	678,945	0.13
			678,945	0.13
Barbados (Cost $2,366,972)
Columbus International, Inc. 11.500%, 11/20/2014		2,200,000	2,464,000	0.48
			2,464,000	0.48
Belarus (Cost $2,804,266)
Belarus (Rep of) 8.750%, 08/03/2015		1,150,000	1,150,000	0.22
Belarus (Rep of) 8.950%, 01/26/2018		1,760,000	1,755,600	0.34
			2,905,600	0.56
Bolivia (Cost $300,000)
Bolivian (Rep of) 4.875%, 10/29/2022(2)(3)		300,000	300,186	0.06
			300,186	0.06
Brazil (Cost $35,065,619)
Arcos Dorados Holdings, Inc. 10.250%, 07/13/2016	BRL	3,800,000	2,001,920	0.39
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		1,100,000	1,372,250	0.26
Banco Nacional de Desenvolvimento Economico e Social 5.500%, 07/12/2020		640,000	766,400	0.15
Banco Votorantim S.A. 6.250%, 05/16/2016	BRL	8,200,000	4,555,245	0.88
Brazil (Fed Rep of) 6.000%, 01/17/2017		300,000	355,500	0.07
Brazil (Fed Rep of) 5.875%, 01/15/2019		500,000	617,500	0.12
Brazil (Fed Rep of) 4.875%, 01/22/2021		1,920,000	2,299,200	0.44
Brazil (Fed Rep of) 2.625%, 01/05/2023		500,000	498,750	0.10
Brazil (Fed Rep of) 8.875%, 04/15/2024		320,000	515,200	0.10
Brazil (Fed Rep of) 10.125%, 05/15/2027		620,000	1,119,100	0.22
Brazil (Fed Rep of) 8.250%, 01/20/2034		990,000	1,623,600	0.31
Brazil (Fed Rep of) 7.125%, 01/20/2037		1,220,000	1,836,100	0.35
Brazil (Fed Rep of) 5.625%, 01/07/2041		1,850,000	2,368,000	0.46
Brazil Letras do Tesouro Nacional 0.000%, 01/01/2015(4)	BRL	200,000	83,523	0.02
Brazil Notas do Tesouro Nacional, Serie B 6.000%, 08/15/2016	BRL	430,000	519,011	0.10
Brazil Notas do Tesouro Nacional, Serie B 6.000%, 08/15/2020	BRL	1,570,000	2,011,068	0.39
Brazil Notas do Tesouro Nacional, Serie B 6.000%, 08/15/2050	BRL	1,030,000	1,546,801	0.30
Fibria Overseas Finance Ltd. 6.750%, 03/03/2021		1,450,000	1,602,250	0.31
JBS Finance II Ltd. 8.250%, 01/29/2018		3,050,000	3,179,625	0.61
Marfrig Holding Europe B.V. 8.375%, 05/09/2018		4,500,000	3,892,500	0.75
Marfrig Overseas Ltd. 9.500%, 05/04/2020		300,000	265,500	0.05
Minerva Luxembourg S.A. 12.250%, 02/10/2022		1,200,000	1,428,000	0.28
Minerva Overseas II Ltd. 10.875%, 11/15/2019		1,000,000	1,155,000	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
OSX 3 Leasing B.V. 9.250%, 03/20/2015(2)		300,000	$312,000	0.06
			35,924,043	6.94
Chile (Cost $6,566,169)
Banco del Estado de Chile 4.125%, 10/07/2020		650,000	716,337	0.14
Banco Santander Chile 6.500%, 09/22/2020	CLP	1,348,000,000	2,752,593	0.53
Chile (Rep of) 5.500%, 08/05/2020	CLP	330,000,000	741,521	0.14
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		200,000	259,902	0.05
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		200,000	216,721	0.04
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		600,000	653,662	0.13
Empresa Nacional del Petroleo 6.250%, 07/08/2019		270,000	314,086	0.06
Empresa Nacional del Petroleo 5.250%, 08/10/2020		360,000	402,851	0.08
Inversiones Alsacia S.A. 8.000%, 08/18/2018		654,892	689,981	0.13
			6,747,654	1.30
China (Cost $24,819,918)
Agile Property Holdings Ltd. 9.875%, 03/20/2017		1,500,000	1,631,250	0.32
Central China Real Estate Ltd. 12.250%, 10/20/2015		2,200,000	2,414,500	0.47
CFG Investment SAC 9.750%, 07/30/2019		1,650,000	1,427,250	0.28
China Oriental Group Co. Ltd. 8.000%, 08/18/2015		900,000	861,750	0.17
China Oriental Group Co. Ltd. 7.000%, 11/17/2017		1,800,000	1,575,000	0.30
China Shanshui Cement Group Ltd. 10.500%, 04/27/2017		1,500,000	1,631,250	0.32
Country Garden Holdings Co. Ltd. 11.125%, 02/23/2018		3,000,000	3,367,500	0.65
Evergrande Real Estate Group Ltd. 13.000%, 01/27/2015		3,500,000	3,613,750	0.70
Fosun International Ltd. 7.500%, 05/12/2016		900,000	900,000	0.17
Hidili Industry International Development Ltd. 8.625%, 11/04/2015		2,000,000	1,500,000	0.29
Shimao Property Holdings Ltd. 9.650%, 08/03/2017		1,000,000	1,060,342	0.20
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		2,170,000	2,338,513	0.45
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		900,000	1,093,414	0.21
Sino-Forest Corp. 5.000%, 08/01/2013(2)(5)		176,000	26,400	0.01
Sino-Forest Corp. 5.000%, 08/01/2013(5)		100,000	15,000	—
Sino-Forest Corp. 10.250%, 07/28/2014(5)		226,000	33,900	0.01
Sino-Forest Corp. 10.250%, 07/28/2014(2)(5)		30,000	4,500	—
Sino-Forest Corp. 4.250%, 12/15/2016(2)(5)		694,000	104,100	0.02
Sino-Forest Corp. 4.250%, 12/15/2016(5)		10,000	1,500	—
Sino-Forest Corp. 6.250%, 10/21/2017(5)		500,000	75,000	0.01
Sino-Forest Corp. 6.250%, 10/21/2017(2)(5)		128,000	19,200	—
Yanlord Land Group Ltd. 9.500%, 05/04/2017		1,600,000	1,656,000	0.32
			25,350,119	4.90
Colombia (Cost $14,511,334)
Colombia (Rep of) 12.000%, 10/22/2015	COP	4,581,000,000	3,091,071	0.60
Colombia (Rep of) 7.375%, 01/27/2017		120,000	149,100	0.03
Colombia (Rep of) 7.375%, 03/18/2019		930,000	1,227,600	0.24
Colombia (Rep of) 11.750%, 02/25/2020		500,000	808,750	0.16
Colombia (Rep of) 7.750%, 04/14/2021	COP	1,235,000,000	849,509	0.16
Colombia (Rep of) 4.375%, 07/12/2021		1,000,000	1,148,500	0.22
Colombia (Rep of) 4.375%, 03/21/2023	COP	1,090,000,000	592,079	0.11
Colombia (Rep of) 8.125%, 05/21/2024		500,000	748,750	0.15
Colombia (Rep of) 9.850%, 06/28/2027	COP	1,480,000,000	1,258,404	0.24
Colombia (Rep of) 7.375%, 09/18/2037		750,000	1,156,875	0.22
Colombia (Rep of) 6.125%, 01/18/2041		1,620,000	2,211,300	0.43
Emgesa S.A. ESP 8.750%, 01/25/2021	COP	2,415,000,000	1,493,220	0.29
			14,735,158	2.85

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Croatia (Cost $4,347,834)
Croatia (Rep of) 6.250%, 04/27/2017		450,000	$494,550	0.09
Croatia (Rep of) 6.750%, 11/05/2019		810,000	929,475	0.18
Croatia (Rep of) 6.625%, 07/14/2020		1,080,000	1,235,164	0.24
Croatia (Rep of) 6.375%, 03/24/2021		1,810,000	2,051,490	0.40
			4,710,679	0.91
Czech Republic (Cost $1,526,301)
Central European Media Enterprises Ltd. 11.625%, 09/15/2016	EUR	1,150,000	1,535,303	0.30
			1,535,303	0.30
Dominican Republic (Cost $1,211,862)
Dominican (Rep of) 7.500%, 05/06/2021		1,110,000	1,304,250	0.25
			1,304,250	0.25
Ecuador (Cost $315,373)
Ecuador (Rep of) 9.375%, 12/15/2015		310,000	316,975	0.06
			316,975	0.06
Egypt (Cost $931,193)
Egypt (Rep of) 5.750%, 04/29/2020		200,000	205,500	0.04
Egypt (Rep of) 6.875%, 04/30/2040		480,000	478,800	0.09
Nile Finance Ltd. 5.250%, 08/05/2015		300,000	301,500	0.06
			985,800	0.19
El Salvador (Cost $2,288,586)
El Salvador (Rep of) 7.375%, 12/01/2019		430,000	505,250	0.10
El Salvador (Rep of) 8.250%, 04/10/2032		160,000	196,000	0.04
El Salvador (Rep of) 7.650%, 06/15/2035		555,000	645,188	0.12
El Salvador (Rep of) 7.625%, 02/01/2041		450,000	523,125	0.10
Telemovil Finance Co. Ltd. 8.000%, 10/01/2017		550,000	580,250	0.11
			2,449,813	0.47
Georgia (Cost $1,042,606)
Georgia (Rep of) 6.875%, 04/12/2021		600,000	688,500	0.13
Georgian Railway JSC 7.750%, 07/11/2022		370,000	414,104	0.08
			1,102,604	0.21
Ghana (Cost $984,290)
Ghana (Rep of) 21.000%, 10/26/2015	GHS	500,000	265,037	0.05
Ghana (Rep of) 8.500%, 10/04/2017		640,000	742,400	0.14
			1,007,437	0.19
Hungary (Cost $11,158,538)
Hungary (Rep of) 5.500%, 02/12/2016	HUF	850,000,000	3,790,956	0.73
Hungary (Rep of) 6.750%, 11/24/2017	HUF	565,000,000	2,611,277	0.51
Hungary (Rep of) 6.250%, 01/29/2020		810,000	897,318	0.17
Hungary (Rep of) 6.375%, 03/29/2021		1,036,000	1,153,897	0.22
Hungary (Rep of) 7.000%, 06/24/2022	HUF	330,000,000	1,512,502	0.29
Hungary (Rep of) 7.625%, 03/29/2041		1,280,000	1,520,640	0.30
			11,486,590	2.22
India (Cost $2,668,234)
Reliance Holdings USA, Inc. 6.250%, 10/19/2040		1,000,000	1,164,649	0.22
Vedanta Resources PLC 8.250%, 06/07/2021		1,600,000	1,644,000	0.32
			2,808,649	0.54
Indonesia (Cost $9,801,063)
Indonesia (Rep of) 6.750%, 03/10/2014		105,000	112,088	0.02
Indonesia (Rep of) 7.500%, 01/15/2016		740,000	865,800	0.17
Indonesia (Rep of) 6.875%, 01/17/2018		850,000	1,034,875	0.20
Indonesia (Rep of) 11.625%, 03/04/2019		480,000	729,600	0.14
Indonesia (Rep of) 5.875%, 03/13/2020		670,000	804,838	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of) 4.875%, 05/05/2021		600,000	$684,000	0.13
Indonesia (Rep of) 8.500%, 10/12/2035		500,000	801,250	0.15
Indonesia (Rep of) 6.625%, 02/17/2037		550,000	737,000	0.14
Indonesia (Rep of) 7.750%, 01/17/2038		650,000	983,938	0.19
Majapahit Holding B.V. 7.750%, 10/17/2016		740,000	880,600	0.17
Majapahit Holding B.V. 8.000%, 08/07/2019		530,000	673,100	0.13
Majapahit Holding B.V. 7.750%, 01/20/2020		310,000	389,825	0.08
Pertamina Persero PT 6.000%, 05/03/2042		600,000	678,000	0.13
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		660,000	744,150	0.14
Perusahaan Listrik Negara PT 5.250%, 10/24/2042(2)		200,000	204,240	0.04
			10,323,304	1.99
Iraq (Cost $2,005,598)
Iraq (Rep of) 5.800%, 01/15/2028		2,330,000	2,166,900	0.42
			2,166,900	0.42
Ivory Coast (Cost $2,473,994)
Ivory Coast (Rep of) 3.750%, 12/31/2032		3,340,000	3,006,000	0.58
			3,006,000	0.58
Jamaica (Cost $3,000,000)
Digicel Group Ltd. 8.250%, 09/30/2020(2)		3,000,000	3,232,500	0.62
			3,232,500	0.62
Jordan (Cost $1,066,446)
Jordan (Rep of) 3.875%, 11/12/2015		1,090,000	1,061,660	0.21
			1,061,660	0.21
Kazakhstan (Cost $14,571,309)
BTA Bank JSC 10.750%, 07/01/2018(5)		2,050,000	809,750	0.16
BTA Bank JSC 0.000%, 06/30/2020(4)(5)		900,000	104,400	0.02
BTA Bank JSC 7.200%, 07/01/2025(5)		1,400,000	84,000	0.02
Development Bank of Kazakhstan JSC 5.500%, 12/20/2015		600,000	654,720	0.13
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		1,500,000	1,563,300	0.30
Kazakhstan Temir Zholy Finance B.V. 6.375%, 10/06/2020		860,000	1,031,149	0.20
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		600,000	732,324	0.14
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250%, 05/20/2015		690,000	756,412	0.14
Kazkommertsbank JSC 8.500%, 05/11/2018		2,850,000	2,468,385	0.48
KazMunayGas National Co. 8.375%, 07/02/2013		430,000	447,768	0.09
KazMunayGas National Co. 11.750%, 01/23/2015		500,000	599,590	0.11
KazMunayGas National Co. 9.125%, 07/02/2018		670,000	873,533	0.17
KazMunayGas National Co. 7.000%, 05/05/2020		390,000	479,224	0.09
KazMunayGas National Co. 6.375%, 04/09/2021		450,000	530,437	0.10
Zhaikmunai LLP 10.500%, 10/19/2015		2,450,000	2,685,935	0.52
			13,820,927	2.67
Kuwait (Cost $787,153)
Kuwait Projects Co. 9.375%, 07/15/2020		700,000	849,450	0.16
			849,450	0.16
Lebanon (Cost $3,808,170)
Lebanon (Rep of) 5.150%, 11/12/2018		456,000	451,440	0.09
Lebanon (Rep of) 6.375%, 03/09/2020		953,000	991,120	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		310,000	357,585	0.07
Lebanon (Rep of) 6.100%, 10/04/2022		1,425,000	1,435,688	0.28
Lebanon (Rep of) 6.600%, 11/27/2026		540,000	544,050	0.10
			3,779,883	0.73

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Lithuania (Cost $5,088,743)
Lithuania (Rep of) 5.125%, 09/14/2017		510,000	$571,200	0.11
Lithuania (Rep of) 7.375%, 02/11/2020		1,400,000	1,778,000	0.34
Lithuania (Rep of) 6.125%, 03/09/2021		720,000	865,800	0.17
Lithuania (Rep of) 6.625%, 02/01/2022		1,820,000	2,252,250	0.44
			5,467,250	1.06
Malaysia (Cost $7,121,154)
Malaysia (Rep of) 4.262%, 09/15/2016	MYR	2,700,000	922,433	0.18
Malaysia (Rep of) 4.160%, 07/15/2021	MYR	10,400,000	3,576,252	0.69
Malaysia (Rep of) 3.502%, 05/31/2027	MYR	2,100,000	675,842	0.13
Petronas Capital Ltd. 5.250%, 08/12/2019		450,000	538,811	0.10
Petronas Capital Ltd. 7.875%, 05/22/2022		440,000	634,365	0.12
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		750,000	860,216	0.17
			7,207,919	1.39
Mexico (Cost $33,238,863)
Cemex Espana Luxembourg 9.250%, 05/12/2020		3,820,000	3,972,800	0.77
Comision Federal de Electricidad 4.875%, 05/26/2021		870,000	976,575	0.19
Comision Federal de Electricidad 5.750%, 02/14/2042		600,000	681,000	0.13
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/2022		600,000	634,500	0.12
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/2020		1,200,000	1,212,000	0.23
Grupo Papelero Scribe S.A. de C.V. 8.875%, 04/07/2020		400,000	349,600	0.07
Mexican Bonos 6.500%, 06/10/2021	MXN	44,600,000	3,631,636	0.70
Mexican Bonos 7.500%, 06/03/2027	MXN	38,600,000	3,373,077	0.65
Mexican Bonos 8.500%, 05/31/2029	MXN	16,560,000	1,569,072	0.30
Mexican Bonos 7.750%, 05/29/2031	MXN	24,950,000	2,195,886	0.42
Mexican Bonos 10.000%, 11/20/2036	MXN	19,500,000	2,106,762	0.41
Mexican Bonos 8.500%, 11/18/2038	MXN	24,200,000	2,287,228	0.44
Mexico (Rep of) 5.625%, 01/15/2017		298,000	348,362	0.07
Mexico (Rep of) 5.950%, 03/19/2019		406,000	501,410	0.10
Mexico (Rep of) 5.125%, 01/15/2020		1,000,000	1,195,000	0.23
Mexico (Rep of) 3.625%, 03/15/2022		416,000	454,480	0.09
Mexico (Rep of) 6.750%, 09/27/2034		980,000	1,386,700	0.27
Mexico (Rep of) 6.050%, 01/11/2040		1,502,000	1,993,905	0.39
Mexico (Rep of) 4.750%, 03/08/2044		430,000	477,300	0.09
Mexico (Rep of) 5.750%, 10/12/2110		804,000	944,700	0.18
Pemex Project Funding Master Trust 5.750%, 03/01/2018		392,000	456,680	0.09
Petroleos Mexicanos 8.000%, 05/03/2019		490,000	641,900	0.12
Petroleos Mexicanos 6.000%, 03/05/2020		317,000	378,815	0.07
Petroleos Mexicanos 6.500%, 06/02/2041		708,000	878,805	0.17
Petroleos Mexicanos 5.500%, 06/27/2044		194,000	211,460	0.04
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.750%, 02/03/2022		1,150,000	1,069,500	0.21
			33,929,153	6.55
Mongolia (Cost $1,068,867)
Mongolian Mining Corp. 8.875%, 03/29/2017		1,050,000	1,071,000	0.21
			1,071,000	0.21
Morocco (Cost $182,493)
Morocco (Kingdom of) 4.500%, 10/05/2020	EUR	150,000	193,160	0.04
			193,160	0.04
Nigeria (Cost $8,732,256)
Afren PLC 11.500%, 02/01/2016		3,100,000	3,534,000	0.68
Afren PLC 10.250%, 04/08/2019		1,000,000	1,145,000	0.22
Nigeria (Fed Rep of) 6.750%, 01/28/2021		600,000	691,500	0.13
Nigeria (Fed Rep of) 16.390%, 01/27/2022	NGN	110,000,000	821,323	0.16

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
Nigeria Treasury Bill 16.085%, 03/28/2013(6)	NGN	30,000,000	$181,255	0.04
Nigeria Treasury Bill 17.034%, 04/04/2013(6)	NGN	2,000,000	12,063	—
Nigeria Treasury Bill 16.256%, 04/11/2013(6)	NGN	91,000,000	546,116	0.11
Nigeria Treasury Bill 15.775%, 04/25/2013(6)	NGN	97,500,000	582,349	0.11
Nigeria Treasury Bill 16.965%, 08/08/2013(6)	NGN	146,900,000	851,274	0.16
Nigeria Treasury Bill 15.072%, 10/10/2013(6)	NGN	143,100,000	806,247	0.16
			9,171,127	1.77
Pakistan (Cost $575,100)
Pakistan (Rep of) 7.125%, 03/31/2016		650,000	604,500	0.12
			604,500	0.12
Panama (Cost $2,815,834)
Panama (Rep of) 7.250%, 03/15/2015		270,000	307,800	0.06
Panama (Rep of) 7.125%, 01/29/2026		520,000	746,200	0.14
Panama (Rep of) 8.875%, 09/30/2027		270,000	438,075	0.08
Panama (Rep of) 9.375%, 04/01/2029		390,000	668,850	0.13
Panama (Rep of) 6.700%, 01/26/2036		564,000	802,854	0.16
			2,963,779	0.57
Peru (Cost $5,878,955)
Peru (Rep of) 8.375%, 05/03/2016		440,000	545,600	0.11
Peru (Rep of) 8.600%, 08/12/2017	PEN	1,400,000	667,181	0.13
Peru (Rep of) 7.125%, 03/30/2019		260,000	341,900	0.07
Peru (Rep of) 7.840%, 08/12/2020	PEN	1,800,000	859,541	0.17
Peru (Rep of) 7.350%, 07/21/2025		1,050,000	1,527,750	0.29
Peru (Rep of) 8.200%, 08/12/2026	PEN	900,000	474,605	0.09
Peru (Rep of) 6.950%, 08/12/2031	PEN	900,000	423,103	0.08
Peru (Rep of) 8.750%, 11/21/2033		718,000	1,256,500	0.24
			6,096,180	1.18
Philippines (Cost $10,977,202)
Philippines (Rep of) 8.375%, 06/17/2019		370,000	510,600	0.10
Philippines (Rep of) 4.000%, 01/15/2021		820,000	919,425	0.18
Philippines (Rep of) 7.500%, 09/25/2024		400,000	574,000	0.11
Philippines (Rep of) 10.625%, 03/16/2025		598,000	1,050,985	0.20
Philippines (Rep of) 5.500%, 03/30/2026		1,480,000	1,872,200	0.36
Philippines (Rep of) 9.500%, 02/02/2030		700,000	1,223,250	0.24
Philippines (Rep of) 7.750%, 01/14/2031		980,000	1,514,100	0.29
Philippines (Rep of) 6.375%, 10/23/2034		860,000	1,195,400	0.23
Philippines (Rep of) 6.250%, 01/14/2036	PHP	32,000,000	908,118	0.18
Power Sector Assets & Liabilities Management Corp. 7.250%, 05/27/2019		420,000	544,950	0.11
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		1,010,000	1,416,525	0.27
			11,729,553	2.27
Poland (Cost $26,440,044)
CEDC Finance Corp. International, Inc. 8.875%, 12/01/2016	EUR	1,480,000	1,227,724	0.24
Eileme 2 AB 11.625%, 01/31/2020		1,900,000	2,135,125	0.41
Eileme 2 AB 11.750%, 01/31/2020	EUR	900,000	1,307,697	0.25
Poland (Rep of) 5.000%, 04/25/2016	PLN	6,800,000	2,198,049	0.42
Poland (Rep of) 3.000%, 08/24/2016	PLN	5,580,000	2,332,392	0.45
Poland (Rep of) 4.750%, 10/25/2016	PLN	3,350,000	1,075,727	0.21
Poland (Rep of) 4.750%, 04/25/2017	PLN	12,080,000	3,882,445	0.75
Poland (Rep of) 6.375%, 07/15/2019		1,180,000	1,469,100	0.28
Poland (Rep of) 5.750%, 10/25/2021	PLN	10,200,000	3,482,374	0.67

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 5.000%, 03/23/2022		1,860,000	$2,167,253	0.42
Poland (Rep of) 5.750%, 09/23/2022	PLN	1,150,000	394,530	0.08
Poland (Rep of) 3.000%, 03/17/2023		990,000	975,724	0.19
Poland (Rep of) 2.750%, 08/25/2023	PLN	1,760,000	672,720	0.13
TVN Finance Corp. II AB 10.750%, 11/15/2017	EUR	2,600,000	3,660,684	0.71
			26,981,544	5.21
Qatar (Cost $2,348,303)
Qatar (Rep of) 6.400%, 01/20/2040		840,000	1,170,540	0.23
Qatar (Rep of) 5.750%, 01/20/2042		1,050,000	1,354,500	0.26
			2,525,040	0.49
Romania (Cost $1,400,554)
Romania (Rep of) 6.750%, 02/07/2022		1,320,000	1,524,600	0.29
			1,524,600	0.29
Russian Federation (Cost $55,451,626)
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500%, 09/26/2019(2)		650,000	668,792	0.13
Brunswick Rail Finance Ltd. 6.500%, 11/01/2017(2)		750,000	759,728	0.15
Evraz Group S.A. 6.750%, 04/27/2018		3,200,000	3,224,000	0.62
Lukoil International Finance B.V. 6.656%, 06/07/2022		700,000	845,530	0.16
Metalloinvest Finance Ltd. 6.500%, 07/21/2016		800,000	824,000	0.16
Promsvyazbank OJSC Via PSB Finance S.A. 10.200%, 11/06/2019(2)		750,000	749,063	0.14
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 9.000%, 06/11/2014		300,000	331,596	0.06
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		430,000	512,687	0.10
Russian Federal Bond - OFZ 7.100%, 03/13/2014	RUB	28,300,000	908,491	0.18
Russian Federal Bond - OFZ 7.350%, 01/20/2016	RUB	185,000,000	5,976,646	1.15
Russian Federal Bond - OFZ 6.900%, 08/03/2016	RUB	14,700,000	468,433	0.09
Russian Federal Bond - OFZ 7.400%, 04/19/2017	RUB	91,130,000	2,954,814	0.57
Russian Federal Bond - OFZ 7.400%, 06/14/2017	RUB	91,000,000	2,950,021	0.57
Russian Federal Bond - OFZ 7.500%, 03/15/2018	RUB	117,340,000	3,815,874	0.74
Russian Federal Bond - OFZ 7.500%, 02/27/2019	RUB	75,580,000	2,457,847	0.47
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	53,700,000	1,747,103	0.34
Russian Federal Bond - OFZ 7.600%, 07/20/2022	RUB	32,180,000	1,046,487	0.20
Russian Federal Bond - OFZ 8.150%, 02/03/2027	RUB	76,625,000	2,545,820	0.49
Russian Foreign Bond - Eurobond 5.000%, 04/29/2020		500,000	578,750	0.11
Russian Foreign Bond - Eurobond 12.750%, 06/24/2028		554,000	1,094,427	0.21
Russian Foreign Bond - Eurobond 7.500%, 03/31/2030		3,284,450	4,159,099	0.80
Russian Foreign Bond - Eurobond 5.625%, 04/04/2042		1,400,000	1,681,820	0.33
Russian Standard Bank Via Russian Standard Finance S.A. 9.250%, 07/11/2017		900,000	929,250	0.18
Severstal OAO Via Steel Capital S.A. 6.250%, 07/26/2016		1,700,000	1,791,800	0.35
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022(2)(3)		700,000	695,415	0.13
TMK OAO Via TMK Capital S.A. 7.750%, 01/27/2018		2,000,000	2,060,000	0.40
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		7,650,000	8,415,000	1.63
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		500,000	546,835	0.11
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		2,400,000	2,847,552	0.55

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Vnesheconombank Via VEB Finance PLC 6.800%, 11/22/2025		240,000	$284,102	0.06
			57,870,982	11.18
Saudi Arabia (Cost $1,603,834)
Dar Al-Arkan International Sukuk Co. II 10.750%, 02/18/2015		1,500,000	1,629,000	0.31
			1,629,000	0.31
Senegal (Cost $911,765)
Senegal (Rep of) 8.750%, 05/13/2021		800,000	968,000	0.19
			968,000	0.19
Serbia (Cost $838,077)
Serbia (Rep of) 7.250%, 09/28/2021		810,000	862,650	0.17
			862,650	0.17
Singapore (Cost $947,450)
MMI International Ltd. 8.000%, 03/01/2017		900,000	940,500	0.18
			940,500	0.18
Slovenia (Cost $393,971)
Slovenia (Rep of) 5.500%, 10/26/2022(2)(3)		400,000	404,400	0.08
			404,400	0.08
South Africa (Cost $22,884,656)
African Bank Ltd. 8.125%, 02/24/2017		700,000	753,375	0.15
Edcon Pty Ltd., FRN 3.502%, 06/15/2014	EUR	700,000	843,801	0.16
Edcon Pty Ltd. 9.500%, 03/01/2018	EUR	1,200,000	1,434,851	0.28
Edcon Pty Ltd. 9.500%, 03/01/2018		550,000	517,000	0.10
Edcon Pty Ltd. 9.500%, 03/01/2018(2)(3)(7)		300,000	282,000	0.05
Sappi Papier Holding GmbH 8.375%, 06/15/2019		900,000	949,500	0.18
South Africa (Rep of) 13.500%, 09/15/2015	ZAR	10,800,000	1,507,497	0.29
South Africa (Rep of) 8.250%, 09/15/2017	ZAR	19,200,000	2,436,271	0.47
South Africa (Rep of) 8.000%, 12/21/2018	ZAR	23,200,000	2,924,945	0.57
South Africa (Rep of) 6.875%, 05/27/2019		670,000	834,418	0.16
South Africa (Rep of) 7.250%, 01/15/2020	ZAR	22,100,000	2,659,687	0.51
South Africa (Rep of) 5.500%, 03/09/2020		1,180,000	1,378,594	0.27
South Africa (Rep of) 6.750%, 03/31/2021	ZAR	7,300,000	846,211	0.16
South Africa (Rep of) 5.875%, 05/30/2022		540,000	653,601	0.13
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	4,700,000	565,434	0.11
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	14,800,000	2,109,179	0.41
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	11,400,000	1,153,707	0.22
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	5,700,000	514,857	0.10
South Africa (Rep of) 6.250%, 03/08/2041		490,000	628,425	0.12
			22,993,353	4.44
South Korea (Cost $388,225)
Korea (Rep of) 7.125%, 04/16/2019		310,000	404,207	0.08
			404,207	0.08
Sri Lanka (Cost $1,920,156)
Sri Lanka (Rep of) 7.400%, 01/22/2015		100,000	109,750	0.02
Sri Lanka (Rep of) 6.250%, 10/04/2020		730,000	817,600	0.16
Sri Lanka (Rep of) 6.250%, 07/27/2021		800,000	894,560	0.17
Sri Lanka (Rep of) 5.875%, 07/25/2022		200,000	219,000	0.04
			2,040,910	0.39
Thailand (Cost $5,399,762)
Thailand Government Bond 3.250%, 06/16/2017	THB	67,000,000	2,198,486	0.43
Thailand Government Bond 1.200%, 07/14/2021	THB	23,900,000	825,717	0.16
Thailand Government Bond 3.650%, 12/17/2021	THB	39,000,000	1,306,344	0.25

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Thailand - (continued)
Thailand Government Bond 3.580%, 12/17/2027	THB	35,000,000	$1,142,460	0.22
			5,473,007	1.06
Turkey (Cost $20,415,645)
Turkey (Rep of) 9.000%, 05/21/2014	TRY	2,700,000	2,196,701	0.42
Turkey (Rep of) 7.250%, 03/15/2015		440,000	491,260	0.09
Turkey (Rep of) 7.000%, 09/26/2016		890,000	1,034,625	0.20
Turkey (Rep of) 7.500%, 07/14/2017		350,000	422,380	0.08
Turkey (Rep of) 6.750%, 04/03/2018		1,720,000	2,047,660	0.39
Turkey (Rep of) 7.000%, 03/11/2019		670,000	821,755	0.16
Turkey (Rep of) 7.500%, 11/07/2019		300,000	380,850	0.07
Turkey (Rep of) 10.500%, 01/15/2020	TRY	2,800,000	1,794,620	0.35
Turkey (Rep of) 4.000%, 04/01/2020	TRY	1,700,000	1,281,209	0.25
Turkey (Rep of) 5.625%, 03/30/2021		530,000	616,125	0.12
Turkey (Rep of) 3.000%, 02/23/2022	TRY	6,700,000	4,133,561	0.80
Turkey (Rep of) 7.375%, 02/05/2025		994,000	1,299,655	0.25
Turkey (Rep of) 11.875%, 01/15/2030		370,000	702,075	0.14
Turkey (Rep of) 8.000%, 02/14/2034		540,000	772,200	0.15
Turkey (Rep of) 6.875%, 03/17/2036		680,000	875,024	0.17
Turkey (Rep of) 7.250%, 03/05/2038		380,000	513,000	0.10
Turkey (Rep of) 6.750%, 05/30/2040		650,000	834,275	0.16
Turkey (Rep of) 6.000%, 01/14/2041		600,000	705,000	0.14
			20,921,975	4.04
Ukraine (Cost $17,295,235)
DTEK Finance B.V. 9.500%, 04/28/2015		1,500,000	1,515,900	0.29
Ferrexpo Finance PLC 7.875%, 04/07/2016		2,500,000	2,400,000	0.46
Financing of Infrastrucural Projects State Enterprise 8.375%, 11/03/2017		370,000	351,500	0.07
Metinvest B.V. 10.250%, 05/20/2015		2,900,000	2,960,610	0.57
MHP S.A. 10.250%, 04/29/2015		2,700,000	2,774,250	0.54
National JSC Naftogaz of Ukraine 9.500%, 09/30/2014		490,000	499,212	0.10
Oschadbank Via SSB #1 PLC 8.250%, 03/10/2016		600,000	570,750	0.11
Privatbank CJSC Via UK SPV Credit Finance PLC 9.375%, 09/23/2015		600,000	559,770	0.11
Ukraine (Rep of) 7.650%, 06/11/2013		560,000	563,640	0.11
Ukraine (Rep of) 6.875%, 09/23/2015		720,000	719,064	0.14
Ukraine (Rep of) 6.250%, 06/17/2016		600,000	592,092	0.12
Ukraine (Rep of) 6.580%, 11/21/2016		370,000	366,137	0.07
Ukraine (Rep of) 9.250%, 07/24/2017		2,250,000	2,453,782	0.47
Ukraine (Rep of) 7.750%, 09/23/2020		490,000	511,374	0.10
Ukreximbank Via Biz Finance PLC 8.375%, 04/27/2015		970,000	951,813	0.18
			17,789,894	3.44
United Arab Emirates (Cost $16,434,712)
Atlantic Finance Ltd. 10.750%, 05/27/2014		2,150,000	2,375,750	0.46
DP World Ltd. 6.850%, 07/02/2037		2,700,000	2,959,875	0.57
Dubai DOF Sukuk Ltd. 6.396%, 11/03/2014		980,000	1,052,030	0.20
Dubai Holding Commercial Operations MTN Ltd. 4.750%, 01/30/2014	EUR	3,200,000	4,064,762	0.79
Dubai Holding Commercial Operations MTN Ltd. 6.000%, 02/01/2017	GBP	1,300,000	2,017,101	0.39
Emaar Sukuk Ltd. 6.400%, 07/18/2019		1,500,000	1,623,750	0.31
Emirate of Dubai (Rep of) 6.700%, 10/05/2015		510,000	563,550	0.11
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		2,150,000	2,596,125	0.50
			17,252,943	3.33

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Uruguay (Cost $7,958,362)
Uruguay (Rep of) 5.000%, 09/14/2018	UYU	12,120,000	$1,104,973	0.21
Uruguay (Rep of) 8.000%, 11/18/2022		1,436,000	2,075,020	0.40
Uruguay (Rep of) 6.875%, 09/28/2025		214,000	295,320	0.06
Uruguay (Rep of) 6.875%, 09/28/2025		210,000	289,800	0.06
Uruguay (Rep of) 4.250%, 04/05/2027	UYU	8,950,000	798,954	0.15
Uruguay (Rep of) 4.375%, 12/15/2028	UYU	15,090,000	972,007	0.19
Uruguay (Rep of) 7.875%, 01/15/2033		1,111,000	1,722,050	0.33
Uruguay (Rep of) 7.625%, 03/21/2036		545,000	846,112	0.16
Uruguay (Rep of) 3.700%, 06/26/2037	UYU	5,940,000	490,903	0.10
Uruguay Notas del Tesoro 9.000%, 01/27/2014	UYU	100,000	5,028	—
Uruguay Notas del Tesoro 3.250%, 01/27/2019	UYU	100,000	13,215	—
			8,613,382	1.66
Venezuela (Cost $7,958,593)
Petroleos de Venezuela S.A. 5.250%, 04/12/2017		520,000	410,800	0.08
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		320,000	328,800	0.06
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		1,460,000	912,500	0.18
Petroleos de Venezuela S.A. 5.500%, 04/12/2037		70,000	42,875	0.01
Venezuela (Rep of) 8.500%, 10/08/2014		280,000	284,200	0.05
Venezuela (Rep of) 7.750%, 10/13/2019		590,000	513,300	0.10
Venezuela (Rep of) 6.000%, 12/09/2020		390,000	297,375	0.06
Venezuela (Rep of) 12.750%, 08/23/2022		902,000	967,395	0.19
Venezuela (Rep of) 9.000%, 05/07/2023		600,000	526,500	0.10
Venezuela (Rep of) 8.250%, 10/13/2024		460,000	379,500	0.07
Venezuela (Rep of) 7.650%, 04/21/2025		775,000	610,312	0.12
Venezuela (Rep of) 11.750%, 10/21/2026		867,000	877,838	0.17
Venezuela (Rep of) 9.250%, 09/15/2027		680,000	613,700	0.12
Venezuela (Rep of) 9.250%, 05/07/2028		791,000	698,058	0.13
Venezuela (Rep of) 11.950%, 08/05/2031		854,000	873,215	0.17
Venezuela (Rep of) 9.375%, 01/13/2034		339,000	300,862	0.06
			8,637,230	1.67
Vietnam (Cost $1,062,080)
Vietnam (Rep of) 6.875%, 01/15/2016		520,000	574,600	0.11
Vietnam (Rep of) 6.750%, 01/29/2020		460,000	537,050	0.10
			1,111,650	0.21
Zambia (Cost $294,373)
Zambia (Rep of) 5.375%, 09/20/2022(2)		300,000	302,250	0.06
			302,250	0.06
Total Debt Securities (Cost $428,314,996)			441,445,840	85.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Par	Value	% of Net Assets
Short-Term Investments
Riyad Bank London, Time Deposit 0.150%, 11/01/2012		50,000,000	$50,000,000	9.66
Riyad Bank London, Time Deposit 0.150%, 11/08/2012		50,000,000	50,000,000	9.66
Landesbank Hessen-Thuerin, Time Deposit 0.160%, 11/01/2012		40,000,000	40,000,000	7.73
Landesbank Hessen-Thuerin, Time Deposit 0.160%, 11/02/2012		40,000,000	40,000,000	7.72
National Bank Abu Dhabi, Time Deposit 0.120%, 11/02/2012		20,000,000	20,000,000	3.86
Total Short-Term Investments (Cost $200,000,000)			200,000,000	38.63

Total Investments in Securities (Cost $628,314,996)			641,445,840	123.89

Fully Funded Total Return Swaps

India (Cost $909,526)
India Government Bond, Issued by Credit Suisse Europe 8.790% 11/08/2021	INR	14,000,000	268,491	0.05
India Government Bond, Issued by HSBC 7.490% 04/16/2017	INR	1,130,000	20,470	—
India Government Bond, Issued by HSBC 7.830% 04/11/2018	INR	11,700,000	214,400	0.04
Rural Electrification Corp. Ltd., Issued by HSBC 9.350% 10/19/2016	INR	18,000,000	335,027	0.07
			838,388	0.16
Indonesia (Cost $12,806,959)
Indonesia (Rep of) 12.800% 06/15/2021	IDR	35,000,000,000	5,389,862	1.04
Indonesia (Rep of) 8.375% 09/15/2026	IDR	9,100,000,000	1,136,812	0.22
Indonesia (Rep of) 10.500% 08/15/2030	IDR	32,000,000,000	4,742,186	0.92
Indonesia (Rep of) 10.500% 08/15/2030	IDR	5,300,000,000	785,425	0.15
Indonesia (Rep of) 8.250% 06/15/2032	IDR	5,800,000,000	719,709	0.14
			12,773,994	2.47
Total Fully Funded Total Return Swaps (Cost $13,716,485)			13,612,382	2.63

Total Investments (Total Cost $642,031,481)			655,058,222	126.52

Liabilities Less Other Assets (See Statements of Assets and Liabilities for further detail)			(137,297,853)	(26.52)
Net Assets			$517,760,369	100.00

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)

Restricted security that has been deemed illiquid. At October 31, 2012, the value of these restricted illiquid securities amounted to $1,682,001 or 0.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Bolivian (Rep of) 4.875%, 10/29/2022	10/22/2012	$300,000
Edcon Pty Ltd. 9.500%, 03/01/2018	07/06/11-07/10/12	288,250
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022	10/04/2012	700,000
Slovenia (Rep of) 5.500%, 10/26/2022	10/19/2012	393,964

(4)	Zero coupon bond.
(5)	Issuer has defaulted on terms of debt obligation.
(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)

The average amount of borrowings outstanding during the year ended October 31, 2012 was $221,550. On October 31, 2012 securities valued at $282,000 were pledged as collateral for reverse repurchase agreements with JP Morgan, 0.0%, due 11/15/2012.

Percentages shown are based on net assets.

At October 31, 2012, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/05/2012	Bank of America Los Angeles	Brazilian Real	1,080,245	United States Dollar	532,796	$(1,298)
11/05/2012	Barclays Wholesale GTS	Brazilian Real	2,161,949	United States Dollar	1,059,000	4,714
11/05/2012	Deutsche Bank London	Brazilian Real	1,838,700	United States Dollar	900,000	4,670
11/05/2012	Deutsche Bank London	Brazilian Real	2,564,583	United States Dollar	1,259,000	2,816
11/05/2012	HSBC Bank PLC	Brazilian Real	1,080,245	United States Dollar	532,796	(1,298)
11/05/2012	Barclays Wholesale GTS	United States Dollar	2,125,887	Brazilian Real	4,365,721	(22,119)
11/05/2012	HSBC Bank PLC	United States Dollar	2,122,687	Brazilian Real	4,360,000	(22,503)
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	28,926,845	United States Dollar	4,563,674	74,120
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	18,059,560	United States Dollar	2,840,000	55,459
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	4,655,940	United States Dollar	730,000	16,479
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	2,493,855	United States Dollar	390,000	9,836
11/13/2012	Bank of America Los Angeles	Chinese Yuan Renminbi	2,291,760	United States Dollar	360,000	7,434
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	21,617,695	United States Dollar	3,410,000	55,929
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	5,088,800	United States Dollar	800,000	15,879
11/13/2012	Barclays Wholesale GTS	Chinese Yuan Renminbi	3,292,640	United States Dollar	520,000	7,904
11/13/2012	Chase Manhattan Bank London	Chinese Yuan Renminbi	29,362,410	United States Dollar	4,620,000	87,627
11/13/2012	Citibank London	Chinese Yuan Renminbi	4,459,350	United States Dollar	700,000	14,960
11/13/2012	Deutsche Bank London	Chinese Yuan Renminbi	22,236,440	United States Dollar	3,524,000	41,132
11/13/2012	Morgan Stanley & Co. International	Chinese Yuan Renminbi	10,609,510	United States Dollar	1,670,000	31,005
11/13/2012	Standard Chartered London	Chinese Yuan Renminbi	16,502,490	United States Dollar	2,591,675	54,142
11/13/2012	Union Bank of Switzerland - London	Chinese Yuan Renminbi	7,853,402	United States Dollar	1,239,000	20,123
11/13/2012	Standard Chartered London	United States Dollar	13,800,000	Chinese Yuan Renminbi	86,995,200	(147,797)
11/14/2012	Bank of America Los Angeles	Philippine Peso	33,520,000	United States Dollar	800,000	13,390
11/14/2012	Deutsche Bank London	Philippine Peso	26,611,200	United States Dollar	640,000	5,742
11/14/2012	Union Bank of Switzerland - London	Philippine Peso	156,043,699	United States Dollar	3,740,261	46,264
11/14/2012	Union Bank of Switzerland - London	Philippine Peso	37,960,150	United States Dollar	896,640	24,493
11/14/2012	Union Bank of Switzerland - London	Philippine Peso	15,230,500	United States Dollar	367,000	2,580
11/14/2012	HSBC Bank PLC	United States Dollar	922,173	Philippine Peso	38,000,000	73
11/14/2012	Morgan Stanley & Co. International	United States Dollar	1,200,000	Philippine Peso	49,524,000	(1,739)
11/15/2012	Bank of America Los Angeles	Russian Ruble	81,199,971	United States Dollar	2,610,000	(27,943)
11/16/2012	Bank of America Los Angeles	Chilean Peso	406,524,808	United States Dollar	847,774	(2,027)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/16/2012	Bank of America Los Angeles	Colombian Peso	5,327,300,000	United States Dollar	2,900,000	$2,185
11/16/2012	Bank of America Los Angeles	Korean Won	1,446,900,000	United States Dollar	1,300,000	26,577
11/16/2012	Barclays Wholesale GTS	Korean Won	5,214,855,789	United States Dollar	4,663,408	117,786
11/16/2012	Standard Chartered London	Korean Won	555,561,650	United States Dollar	499,000	10,362
11/16/2012	Bank of America Los Angeles	Mexican Peso	16,068,538	United States Dollar	1,250,000	(24,809)
11/16/2012	Barclays Wholesale GTS	Mexican Peso	29,689,859	United States Dollar	2,303,414	(39,628)
11/16/2012	HSBC Bank PLC	Mexican Peso	44,075,982	United States Dollar	3,429,584	(68,887)
11/16/2012	Deutsche Bank London	Peruvian Neuevo Sol	5,726,820	United States Dollar	2,200,000	7,623
11/16/2012	Deutsche Bank London	Peruvian Neuevo Sol	2,808,263	United States Dollar	1,076,375	6,178
11/16/2012	Bank of America Los Angeles	United States Dollar	1,900,000	Chilean Peso	917,510,000	(8,816)
11/16/2012	Morgan Stanley & Co. International	United States Dollar	2,261,008	Colombian Peso	4,098,077,068	28,474
11/16/2012	Deutsche Bank London	United States Dollar	274,000	Peruvian Neuevo Sol	714,866	(1,573)
11/16/2012	Deutsche Bank London	United States Dollar	2,451,240	Peruvian Neuevo Sol	6,372,243	(5,187)
11/19/2012	Citibank London	Chilean Peso	2,220,794,340	United States Dollar	4,687,000	(65,925)
11/19/2012	Barclays Wholesale GTS	Malaysian Ringgit	7,203,960	United States Dollar	2,335,006	26,451
11/19/2012	Barclays Wholesale GTS	Malaysian Ringgit	1,264,248	United States Dollar	409,738	4,682
11/19/2012	Citibank London	Malaysian Ringgit	23,592,800	United States Dollar	7,700,000	33,715
11/19/2012	CSFB Global Foreign Exchange London	United States Dollar	159,622	British Pound	99,262	(552)
11/19/2012	Union Bank of Switzerland - London	United States Dollar	1,696,935	British Pound	1,058,239	(10,686)
11/19/2012	Bank of America Los Angeles	United States Dollar	182,852	Euro	140,704	446
11/19/2012	CSFB Global Foreign Exchange London	United States Dollar	590,249	Euro	454,195	1,441
11/19/2012	CSFB Global Foreign Exchange London	United States Dollar	396,526	Euro	305,173	907
11/19/2012	Deutsche Bank London	United States Dollar	261,922	Euro	201,923	154
11/19/2012	Deutsche Bank London	United States Dollar	12,914,659	Euro	9,974,173	(15,628)
11/21/2012	Chase Manhattan Bank London	Indian Rupee	253,272,676	United States Dollar	4,757,188	(69,469)
11/21/2012	Deutsche Bank London	Indian Rupee	224,024,440	United States Dollar	4,196,000	(49,624)
11/21/2012	Union Bank of Switzerland - London	Indian Rupee	66,330,000	United States Dollar	1,268,867	(41,192)
11/21/2012	Barclays Wholesale GTS	Malaysian Ringgit	5,580,000	United States Dollar	1,817,294	11,551
11/21/2012	Standard Chartered London	Malaysian Ringgit	6,369,900	United States Dollar	2,040,000	47,734
11/21/2012	Union Bank of Switzerland - London	Malaysian Ringgit	4,698,792	United States Dollar	1,531,000	9,028
11/21/2012	Union Bank of Switzerland - London	Malaysian Ringgit	5,030,700	United States Dollar	1,640,000	8,811
11/21/2012	Bank of America Los Angeles	Thai Baht	27,810,000	United States Dollar	900,000	6,160
11/21/2012	Barclays Wholesale GTS	Thai Baht	35,523,500	United States Dollar	1,150,000	7,496
11/21/2012	Barclays Wholesale GTS	Thai Baht	20,835,717	United States Dollar	673,990	4,920
11/21/2012	Barclays Wholesale GTS	Thai Baht	12,474,350	United States Dollar	406,000	463
11/21/2012	Deutsche Bank London	Thai Baht	109,173,945	United States Dollar	3,554,823	2,496
11/21/2012	Morgan Stanley & Co. International	Thai Baht	101,557,500	United States Dollar	3,300,000	9,145
11/21/2012	Bank of America Los Angeles	United States Dollar	5,470,000	Indian Rupee	294,110,960	26,422
11/21/2012	Barclays Wholesale GTS	United States Dollar	1,710,000	Malaysian Ringgit	5,210,712	2,190
11/21/2012	Deutsche Bank London	United States Dollar	685,714	Malaysian Ringgit	2,100,000	(2,560)
11/21/2012	HSBC Bank PLC	United States Dollar	4,538,035	Malaysian Ringgit	13,900,000	(17,689)
11/21/2012	Deutsche Bank London	United States Dollar	1,136,733	Thai Baht	35,000,000	(3,706)
11/21/2012	Deutsche Bank London	United States Dollar	2,176,031	Thai Baht	67,000,000	(7,094)
11/21/2012	HSBC Bank PLC	United States Dollar	1,299,419	Thai Baht	40,000,000	(3,940)
11/27/2012	HSBC Bank PLC	Polish Zloty	27,614,742	United States Dollar	8,555,680	65,614
11/28/2012	Citibank London	Indonesian Rupiah	85,008,000,000	United States Dollar	8,800,000	18,645
11/28/2012	Barclays Wholesale GTS	Korean Won	3,826,857,860	United States Dollar	3,421,450	86,929
11/28/2012	Union Bank of Switzerland - London	Malaysian Ringgit	5,728,622	United States Dollar	1,822,429	54,125
11/28/2012	Deutsche Bank London	Taiwan Dollar	306,532,524	United States Dollar	10,508,486	(16,126)
11/28/2012	Standard Chartered London	United States Dollar	11,498,575	Indonesian Rupiah	111,133,731,000	(30,327)
11/28/2012	Standard Chartered London	United States Dollar	8,600,000	Taiwan Dollar	251,464,000	(7,408)
11/29/2012	Chase Manhattan Bank London	Indian Rupee	253,272,676	United States Dollar	4,759,423	(79,096)
11/29/2012	Barclays Wholesale GTS	Indonesian Rupiah	71,901,458,200	United States Dollar	7,420,171	37,880
11/29/2012	HSBC Bank PLC	Romanian Leu	13,354,596	United States Dollar	3,790,581	1,682
11/29/2012	Union Bank of Switzerland - London	Romanian Leu	2,546,976	United States Dollar	721,016	2,240
11/29/2012	Citibank London	United States Dollar	10,400,000	Indian Rupee	565,864,000	(56,827)
11/29/2012	Standard Chartered London	United States Dollar	1,539,117	Indonesian Rupiah	14,890,961,300	(5,462)
11/29/2012	Deutsche Bank London	United States Dollar	450,000	Romanian Leu	1,591,164	(1,838)
11/29/2012	Union Bank of Switzerland - London	United States Dollar	2,000,000	Romanian Leu	7,079,538	(10,354)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

11/30/2012	Barclays Wholesale GTS	Czech Koruna	140,560,068	United States Dollar	7,277,569	$(15,660)
11/30/2012	Deutsche Bank London	Hungarian Forint	688,822,800	United States Dollar	3,090,000	47,092
11/30/2012	Deutsche Bank London	Hungarian Forint	141,006,012	United States Dollar	625,235	16,946
11/30/2012	HSBC Bank PLC	Hungarian Forint	173,692,484	United States Dollar	784,962	6,082
11/30/2012	Union Bank of Switzerland - London	Hungarian Forint	1,108,375,000	United States Dollar	5,000,000	47,850
11/30/2012	Union Bank of Switzerland - London	Hungarian Forint	66,039,750	United States Dollar	300,000	763
11/30/2012	Goldman Sachs Intl Ltd. London	Israeli Shekel	16,540,012	United States Dollar	4,271,395	(18,207)
11/30/2012	Deutsche Bank London	Polish Zloty	7,112,600	United States Dollar	2,120,000	99,740
11/30/2012	Deutsche Bank London	Polish Zloty	25,794,216	United States Dollar	8,000,000	50,004
11/30/2012	Deutsche Bank London	Polish Zloty	4,328,789	United States Dollar	1,370,000	(19,047)
11/30/2012	Deutsche Bank London	Polish Zloty	10,975,633	United States Dollar	3,500,000	(74,663)
11/30/2012	Bank of America Los Angeles	Russian Ruble	73,324,000	United States Dollar	2,337,169	(11,675)
11/30/2012	Citibank London	Russian Ruble	48,034,350	United States Dollar	1,530,000	(6,575)
11/30/2012	Barclays Wholesale GTS	Singapore Dollar	14,861,180	United States Dollar	12,138,512	44,381
11/30/2012	Barclays Wholesale GTS	Singapore Dollar	3,423,218	United States Dollar	2,800,000	6,285
11/30/2012	Bank of America Los Angeles	South African Rand	6,874,027	United States Dollar	790,000	(726)
11/30/2012	Deutsche Bank London	South African Rand	85,556,352	United States Dollar	9,800,000	23,562
11/30/2012	Standard Chartered London	South African Rand	45,653,274	United States Dollar	5,199,867	42,032
11/30/2012	Deutsche Bank London	Turkish Lira	11,064,335	United States Dollar	6,107,696	39,292
11/30/2012	HSBC Bank PLC	Turkish Lira	8,500,000	United States Dollar	4,654,219	68,107
11/30/2012	Morgan Stanley & Co. International	Turkish Lira	15,555,680	United States Dollar	8,600,000	42,234
11/30/2012	Union Bank of Switzerland - London	United States Dollar	1,410,000	Czech Koruna	27,456,930	(8,538)
11/30/2012	Union Bank of Switzerland - London	United States Dollar	4,700,000	Czech Koruna	91,163,550	(9,883)
11/30/2012	HSBC Bank PLC	United States Dollar	8,256,981	Hungarian Forint	1,821,985,445	(40,850)
11/30/2012	Union Bank of Switzerland - London	United States Dollar	2,100,000	Israeli Shekel	8,165,787	205
11/30/2012	Barclays Wholesale GTS	United States Dollar	11,782,289	Polish Zloty	37,829,008	(23,600)
11/30/2012	Standard Chartered London	United States Dollar	11,100,000	Singapore Dollar	13,561,203	(17,198)
11/30/2012	Barclays Wholesale GTS	United States Dollar	8,964,602	South African Rand	78,317,002	(27,740)
11/30/2012	CSFB Global Foreign Exchange London	United States Dollar	4,236,004	South African Rand	37,006,150	(13,035)
11/30/2012	HSBC Bank PLC	United States Dollar	940,683	South African Rand	8,213,341	(2,371)
11/30/2012	Union Bank of Switzerland - London	United States Dollar	9,571,599	Turkish Lira	17,273,358	(24,921)
12/04/2012	Barclays Wholesale GTS	Brazilian Real	12,240,000	United States Dollar	6,000,000	(1,986)
12/04/2012	HSBC Bank PLC	Brazilian Real	7,774,152	United States Dollar	3,737,393	72,204
12/04/2012	Morgan Stanley & Co. International	Brazilian Real	7,739,000	United States Dollar	3,743,711	48,660
12/07/2012	Deutsche Bank London	Chilean Peso	148,180,000	United States Dollar	310,496	(1,791)
12/07/2012	Barclays Wholesale GTS	Mexican Peso	29,689,858	United States Dollar	2,293,096	(34,084)
12/07/2012	Goldman Sachs Intl Ltd. London	Mexican Peso	102,850,000	United States Dollar	7,970,706	(145,161)
12/07/2012	HSBC Bank PLC	Mexican Peso	51,094,444	United States Dollar	3,889,058	(1,437)
12/07/2012	Morgan Stanley & Co. International	Mexican Peso	42,040,320	United States Dollar	3,200,000	(1,279)
12/07/2012	Morgan Stanley & Co. International	Mexican Peso	40,549,948	United States Dollar	3,091,993	(6,671)
12/07/2012	Chase Manhattan Bank London	Peruvian Neuevo Sol	3,203,209	United States Dollar	1,233,902	(666)
12/07/2012	HSBC Bank PLC	United States Dollar	756,242	Chilean Peso	365,000,000	(4,168)
12/07/2012	Barclays Wholesale GTS	United States Dollar	9,987,497	Mexican Peso	131,000,000	20,103
12/07/2012	Union Bank of Switzerland - London	United States Dollar	1,952,546	Mexican Peso	25,658,408	276
12/10/2012	Bank of America Los Angeles	Polish Zloty	10,491,863	United States Dollar	3,150,000	120,557
12/17/2012	Union Bank of Switzerland - London	Russian Ruble	37,812,500	United States Dollar	1,210,000	(14,828)
12/18/2012	Deutsche Bank London	Indian Rupee	119,048,200	United States Dollar	2,140,000	52,291
12/18/2012	Standard Chartered London	Indian Rupee	97,447,500	United States Dollar	1,830,000	(35,489)
12/18/2012	Citibank London	Korean Won	3,103,696,400	United States Dollar	2,800,000	45,109
12/18/2012	Deutsche Bank London	Malaysian Ringgit	7,582,138	United States Dollar	2,431,030	49,219
12/18/2012	Citibank London	Singapore Dollar	9,354,819	United States Dollar	7,668,450	440
12/20/2012	Bank of America Los Angeles	Russian Ruble	85,003,081	United States Dollar	2,689,333	(4,181)
12/20/2012	Barclays Wholesale GTS	Russian Ruble	156,350,000	United States Dollar	5,000,000	(61,079)
12/20/2012	Deutsche Bank London	Russian Ruble	41,278,640	United States Dollar	1,300,000	3,946
12/20/2012	Barclays Wholesale GTS	United States Dollar	4,390,000	Russian Ruble	137,833,752	35,987
12/20/2012	CSFB Global Foreign Exchange London	United States Dollar	2,699,361	Russian Ruble	83,842,166	50,882
12/20/2012	CSFB Global Foreign Exchange London	United States Dollar	713,113	Russian Ruble	22,120,778	14,343
12/20/2012	Goldman Sachs Intl Ltd. London	United States Dollar	3,510,116	Russian Ruble	111,367,199	(7,849)
12/21/2012	Citibank London	United States Dollar	2,869,318	Colombian Peso	5,204,226,000	45,318

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)

12/21/2012	Morgan Stanley & Co. International	United States Dollar	1,860,000	Colombian Peso	3,427,980,000	$(145)
01/03/2013	Banco Santander New York	United States Dollar	1,643,421	Brazilian Real	3,370,000	(920)
01/03/2013	Chase Manhattan Bank London	United States Dollar	1,638,810	Brazilian Real	3,377,587	(9,234)
01/15/2013	Union Bank of Switzerland - London	Indian Rupee	506,545,352	United States Dollar	9,090,907	190,201
01/18/2013	Morgan Stanley & Co. International	Mexican Peso	89,050,000	United States Dollar	6,842,158	(96,774)
01/30/2013	Deutsche Bank London	Polish Zloty	10,069,089	United States Dollar	3,099,421	22,005
01/31/2013	Barclays Wholesale GTS	Czech Koruna	67,988,683	United States Dollar	3,528,613	(14,974)
01/31/2013	Union Bank of Switzerland - London	Hungarian Forint	367,503,800	United States Dollar	1,685,875	(24,002)
01/31/2013	Bank of America Los Angeles	Polish Zloty	23,494,540	United States Dollar	7,291,799	(9,173)
01/31/2013	Union Bank of Switzerland - London	Russian Ruble	290,384,377	United States Dollar	9,150,143	(31,886)
02/04/2013	Bank of America Los Angeles	United States Dollar	526,050	Brazilian Real	1,080,245	1,180
02/04/2013	HSBC Bank PLC	United States Dollar	525,974	Brazilian Real	1,080,245	1,103
02/11/2013	Deutsche Bank London	Indian Rupee	219,980,800	United States Dollar	4,160,000	(147,472)
02/11/2013	Standard Chartered London	Indian Rupee	72,530,780	United States Dollar	1,358,000	(35,014)
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	13,195,850	United States Dollar	2,050,000	35,025
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	17,289,800	United States Dollar	2,710,000	21,895
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	3,513,675	United States Dollar	550,000	5,182
04/15/2013	HSBC Bank PLC	Chinese Offshore Yuan	3,508,450	United States Dollar	550,000	4,357
04/15/2013	HSBC Bank PLC	United States Dollar	27,396	Chinese Offshore Yuan	174,251	(137)
04/15/2013	HSBC Bank PLC	United States Dollar	5,775,607	Chinese Offshore Yuan	37,333,524	(123,319)
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	80,500,000	United States Dollar	12,500,000	203,350
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	21,906,200	United States Dollar	3,400,000	56,921
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	7,029,000	United States Dollar	1,100,000	9,216
05/02/2013	Standard Chartered London	Chinese Offshore Yuan	2,404,200	United States Dollar	378,049	1,348
05/02/2013	Standard Chartered London	United States Dollar	970,300	Chinese Offshore Yuan	6,222,535	(11,650)
05/02/2013	Standard Chartered London	United States Dollar	16,612,956	Chinese Offshore Yuan	105,616,865	(53,976)
06/17/2013	Standard Chartered London	United States Dollar	3,883,527	Chinese Offshore Yuan	24,998,265	(50,732)
07/17/2013	HSBC Bank PLC	Chinese Offshore Yuan	3,666,015	United States Dollar	573,577	2,371
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	24,998,265	United States Dollar	3,870,000	57,342
07/17/2013	Standard Chartered London	Chinese Offshore Yuan	657,900	United States Dollar	103,051	308
07/17/2013	HSBC Bank PLC	United States Dollar	564,393	Chinese Offshore Yuan	3,666,015	(11,555)
07/17/2013	Standard Chartered London	United States Dollar	103,079	Chinese Offshore Yuan	657,900	(280)
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	38,604,157	United States Dollar	5,775,607	104,963
04/13/2015	HSBC Bank PLC	Chinese Offshore Yuan	174,251	United States Dollar	26,573	(29)
04/13/2015	HSBC Bank PLC	United States Dollar	2,710,000	Chinese Offshore Yuan	17,596,030	29,597
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,554,650	8,520
04/13/2015	HSBC Bank PLC	United States Dollar	550,000	Chinese Offshore Yuan	3,565,925	6,803
04/13/2015	HSBC Bank PLC	United States Dollar	2,050,000	Chinese Offshore Yuan	13,449,435	1,248
04/13/2015	HSBC Bank PLC	United States Dollar	93,434	Chinese Offshore Yuan	612,369	152
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	6,222,535	United States Dollar	939,109	7,740
05/04/2015	Standard Chartered London	Chinese Offshore Yuan	105,616,865	United States Dollar	16,100,132	(28,987)
05/04/2015	Standard Chartered London	United States Dollar	1,100,000	Chinese Offshore Yuan	7,158,800	10,684
05/04/2015	Standard Chartered London	United States Dollar	3,400,000	Chinese Offshore Yuan	22,343,100	172
05/04/2015	Standard Chartered London	United States Dollar	12,500,000	Chinese Offshore Yuan	82,337,500	(28,850)
06/17/2015	Standard Chartered London	Chinese Offshore Yuan	24,998,265	United States Dollar	3,761,400	33,787
07/17/2015	HSBC Bank PLC	Chinese Offshore Yuan	3,785,666	United States Dollar	564,393	9,445
07/17/2015	Standard Chartered London	Chinese Offshore Yuan	657,900	United States Dollar	100,038	(312)
07/17/2015	HSBC Bank PLC	United States Dollar	557,442	Chinese Offshore Yuan	3,666,015	1,741
07/17/2015	HSBC Bank PLC	United States Dollar	18,198	Chinese Offshore Yuan	119,651	61
07/17/2015	Standard Chartered London	United States Dollar	3,870,000	Chinese Offshore Yuan	25,656,165	(19,005)

Total						$982,999

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index		Notional Amount	Expiration Date	Unrealized Gains/ (Losses)	Counterparty
Brazil CETIP Interbank
Deposit Rate	9.644%	BRL	1,453,739	01/02/2017	$46,097	HSBC

Brazil CETIP Interbank
Deposit Rate	9.048%	BRL	35,232,343	01/02/2017	617,370	HSBC

Brazil CETIP Interbank
Deposit Rate	9.050%	BRL	10,164,227	01/02/2017	179,397	HSBC

Brazil CETIP Interbank
Deposit Rate	8.310%	BRL	27,399,877	01/02/2017	(27,651)	HSBC

Singapore Offer Rate
Fixing 6 Month	1.800%	SGD	2,780,000	10/25/2022	1,168	Barclays Capital

	Singapore Offer Rate
2.600%	Fixing 6 Month	SGD	1,560,000	10/25/2032	(374)	Barclays Capital

					$816,007

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$642,565,757
Gross tax appreciation of investments	$16,085,090
Gross tax depreciation of investments	(3,592,625)
Net tax appreciation of investments	$12,492,465

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$166,568,316	$—	$166,568,316
Corporate Convertible Bonds	—	147,000	—	147,000
Government Agencies	—	5,969,965	—	5,969,965
Government Bonds	—	242,456,022	—	242,456,022
Financial Certificates	—	3,535,996	—	3,535,996
Index Linked Corporate Bonds	—	4,555,244	—	4,555,244
Index Linked Government Bonds	—	18,213,297	—	18,213,297
Fully Funded Total Return Swaps	—	13,612,382	—	13,612,382
Short-Term Investments	—	200,000,000	—	200,000,000

Total Investments	$—	$655,058,222	$—	$655,058,222

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 3,187,910	$—	$ 3,187,910
Interest Rate Swap Contracts	—	844,032	—	844,032
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(2,204,911)	—	(2,204,911)
Interest Rate Swap Contracts	—	(28,025)	—	(28,025)

Total Other Financial Instruments	$—	$ 1,799,006	$—	$ 1,799,006

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2012, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The following is a summary of the fair values of the Fund’s derivative instruments*:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$844,032
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,187,910	—
	$3,187,910	$844,032
Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(28,025)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(2,204,911)	—
	$(2,204,911)	$(28,025)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2012:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Fixed Income/ Interest Rate
Realized Gain/(Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$5,457,532	$—
Net Realized Gain on Options		1,892
Net Realized Loss on Futures Contracts		(806,114)
Net Realized Gain on Interest Rate Swap Contracts	—	702,021
	$5,457,532	$(102,201)

Net Change in Unrealized Appreciation on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$1,208,109	$—
Net Change in Unrealized Appreciation on Interest Rate Swap Contracts	—	695,451
	$1,208,109	$695,451
* See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $1,332,564)
Banco do Brasil S.A.	BRL	13,300	$141,902	1.62
BM&FBovespa S.A.	BRL	7,200	46,085	0.53
Braskem S.A. ADR		4,543	59,422	0.68
BRF - Brasil Foods S.A.	BRL	1,000	18,193	0.21
Cosan Ltd., Class A		5,300	86,973	0.99
Duratex S.A.	BRL	5,800	40,351	0.46
EcoRodovias Infraestrutura e Logistica S.A.	BRL	3,600	31,444	0.36
Embraer S.A. ADR		3,595	100,336	1.15
Estacio Participacoes S.A.	BRL	2,900	55,257	0.63
Even Construtora e Incorporadora S.A.	BRL	9,100	36,292	0.42
Iochpe-Maxion S.A.	BRL	2,000	24,519	0.28
Lojas Renner S.A.	BRL	1,700	62,943	0.72
MRV Engenharia e Participacoes S.A.	BRL	9,000	45,641	0.52
Petroleo Brasileiro S.A. ADR		8,644	183,339	2.10
Usinas Siderurgicas de Minas Gerais S.A.	BRL	200	1,046	0.01
Vale S.A.	BRL	4,600	84,818	0.97
Vale S.A. ADR		9,900	181,368	2.07
			1,199,929	13.72
Chile (Cost $33,265)
Cia Cervecerias Unidas S.A. ADR		144	10,214	0.12
Cia Sud Americana de Vapores S.A.	CLP	95,000	9,082	0.10
Forus S.A.	CLP	3,085	16,799	0.19
			36,095	0.41
China (Cost $1,915,303)
AAC Technologies Holdings, Inc.	HKD	24,000	85,780	0.98
Anhui Conch Cement Co. Ltd., Class H	HKD	31,500	108,928	1.25
Baidu, Inc. ADR		800	85,296	0.98
Belle International Holdings Ltd.	HKD	29,000	54,033	0.62
Brilliance China Automotive Holdings Ltd.	HKD	64,000	79,937	0.91
China Merchants Bank Co. Ltd., Class H	HKD	117,000	218,600	2.50
China Modern Dairy Holdings Ltd.	HKD	195,000	50,574	0.58
China Pacific Insurance Group Co. Ltd., Class H	HKD	18,800	58,947	0.67
China Shenhua Energy Co. Ltd., Class H	HKD	27,500	117,096	1.34
Chow Tai Fook Jewellery Group Ltd.	HKD	68,600	84,621	0.97
CNOOC Ltd.	HKD	120,000	249,289	2.85
Ctrip.com International Ltd. ADR		4,000	80,040	0.91
Dongfeng Motor Group Co. Ltd., Class H	HKD	52,000	64,412	0.74
Industrial & Commercial Bank of China, Class H	HKD	354,000	234,324	2.68
Intime Department Store Group Co. Ltd.	HKD	57,000	67,517	0.77
New Oriental Education & Technology Group ADR		2,900	48,894	0.56
Ping An Insurance Group Co., Class H	HKD	14,000	110,915	1.27
Shimao Property Holdings Ltd.	HKD	45,500	86,890	0.99
SINA Corp.		180	9,833	0.11
Weichai Power Co. Ltd., Class H	HKD	9,600	34,002	0.39
			1,929,928	22.07
Colombia (Cost $29,127)
Pacific Rubiales Energy Corp.	CAD	971	22,837	0.26
			22,837	0.26
Hungary (Cost $34,902)
OTP Bank PLC	HUF	1,897	35,978	0.41
			35,978	0.41

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
India (Cost $352,662)
HDFC Bank Ltd. ADR		1,500	$56,085	0.64
ICICI Bank Ltd. ADR		2,300	90,275	1.03
Infosys Ltd. ADR		1,700	73,814	0.85
Larsen & Toubro Ltd. GDR (Registered)		2,669	81,645	0.93
Sterlite Industries India Ltd. ADR		6,000	44,940	0.52
			346,759	3.97
Indonesia (Cost $272,661)
Bank Mandiri Persero Tbk PT	IDR	44,500	38,218	0.44
Indofood Sukses Makmur Tbk PT	IDR	51,500	30,558	0.35
Indomobil Sukses Internasional Tbk PT	IDR	134,000	71,142	0.81
Perusahaan Gas Negara Persero Tbk PT	IDR	128,000	61,960	0.71
Tambang Batubara Bukit Asam Persero Tbk PT	IDR	10,000	16,656	0.19
United Tractors Tbk PT	IDR	18,500	40,635	0.46
			259,169	2.96
Malaysia (Cost $212,772)
DRB-Hicom Bhd	MYR	105,100	85,564	0.98
Parkson Retail Group Ltd.	HKD	90,000	76,180	0.87
Sime Darby Bhd	MYR	10,900	34,995	0.40
			196,739	2.25
Mexico (Cost $378,050)
Alfa S.A.B. de C.V., Class A	MXN	23,770	43,837	0.50
Alpek S.A. de C.V.	MXN	17,626	46,007	0.53
Cemex S.A.B. de C.V. ADR		9,300	84,072	0.96
Desarrolladora Homex S.A.B. de C.V. ADR		3,940	52,205	0.60
Fomento Economico Mexicano S.A.B. de C.V. ADR		250	22,652	0.26
Grupo Financiero Banorte S.A.B. de C.V., Class O	MXN	8,900	49,444	0.57
Mexichem S.A.B. de C.V.	MXN	8,871	43,959	0.50
Promotora y Operadora de Infraestructura S.A.B. de C.V.	MXN	1,740	9,033	0.10
Ternium S.A. ADR		3,547	72,820	0.83
			424,029	4.85
Peru (Cost $11,334)
Cia de Minas Buenaventura S.A. ADR		268	9,584	0.11
			9,584	0.11
Philippines (Cost $25,899)
Petron Corp.	PHP	101,100	26,642	0.31
			26,642	0.31
Russian Federation (Cost $733,229)
Gazprom OAO ADR		8,757	79,995	0.91
Lukoil OAO ADR		2,504	151,367	1.73
NovaTek OAO GDR (Registered)		275	31,350	0.36
Sberbank of Russia ADR		14,850	174,636	2.00
Sistema JSFC GDR		3,365	61,748	0.71
Uralkali OJSC GDR (Registered)		3,300	129,294	1.48
VimpelCom Ltd. ADR		3,002	33,082	0.38
X5 Retail Group N.V. GDR (Registered)		2,902	55,045	0.63
			716,517	8.20
South Africa (Cost $221,619)
Exxaro Resources Ltd.	ZAR	1,943	38,874	0.44
Imperial Holdings Ltd.	ZAR	2,136	48,519	0.55
Investec Ltd.	ZAR	6,235	36,668	0.42
Sasol Ltd.	ZAR	1,527	65,152	0.75
Steinhoff International Holdings Ltd.	ZAR	12,116	40,713	0.47
Telkom S.A. Ltd.	ZAR	2,592	5,455	0.06
			235,381	2.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
South Korea (Cost $1,052,545)
Doosan Infracore Co. Ltd.	KRW	2,720	$40,154	0.46
E-Mart Co. Ltd.	KRW	307	66,574	0.76
Hana Financial Group, Inc.	KRW	2,780	80,932	0.93
Hyundai Heavy Industries Co. Ltd.	KRW	230	48,294	0.55
Hyundai Mobis	KRW	333	84,884	0.97
Hyundai Motor Co.	KRW	1,196	246,197	2.82
Kia Motors Corp.	KRW	1,165	64,734	0.74
LG Chem Ltd.	KRW	284	79,685	0.91
NHN Corp.	KRW	341	78,950	0.90
Samsung Engineering Co. Ltd.	KRW	396	51,742	0.59
Samsung Heavy Industries Co. Ltd.	KRW	2,940	89,904	1.03
SK Hynix, Inc.	KRW	2,420	55,141	0.63
			987,191	11.29
Taiwan (Cost $892,933)
Catcher Technology Co. Ltd.	TWD	29,000	126,076	1.44
Chinatrust Financial Holding Co. Ltd.	TWD	117,827	64,938	0.74
Delta Electronics, Inc.	TWD	20,616	70,431	0.81
FLEXium Interconnect, Inc.	TWD	6,284	25,599	0.29
Formosa Plastics Corp.	TWD	17,000	46,323	0.53
Hon Hai Precision Industry Co. Ltd.	TWD	53,327	161,921	1.85
Kinsus Interconnect Technology Corp.	TWD	9,000	24,739	0.28
MediaTek, Inc.	TWD	13,000	144,407	1.65
Simplo Technology Co. Ltd.	TWD	2,000	9,859	0.11
Taiwan Fertilizer Co. Ltd.	TWD	12,000	28,590	0.33
Taiwan Semiconductors Manufacturing Co. Ltd.	TWD	67,251	204,199	2.34
TPK Holding Co. Ltd.	TWD	2,363	29,687	0.34
Wan Hai Lines Ltd.	TWD	34,000	16,644	0.19
			953,413	10.90
Thailand (Cost $148,253)
Banpu PCL (Registered)	THB	3,900	50,894	0.58
PTT Exploration & Production PCL (Registered)	THB	8,100	43,867	0.50
Siam Cement PCL (Registered)	THB	3,200	43,429	0.50
			138,190	1.58
Turkey (Cost $176,942)
Koza Anadolu Metal Madencilik Isletmeleri A/S	TRY	11,095	28,160	0.32
Turk Hava Yollari	TRY	24,269	56,182	0.64
Turkiye Halk Bankasi A/S	TRY	9,284	81,825	0.94
Yapi ve Kredi Bankasi A/S	TRY	20,711	53,144	0.61
			219,311	2.51
Total Common Stock (Cost $7,824,060)			7,737,692	88.49

Preferred Stock

Brazil (Cost $232,074)
Itau Unibanco Holding S.A. ADR		7,342	107,047	1.23
Usinas Siderurgicas de Minas Gerais S.A., Class A	BRL	18,100	87,423	1.00
			194,470	2.23
South Korea (Cost $273,244)
Samsung Electronics Co. Ltd. GDR		1,025	376,072	4.30
			376,072	4.30
Total Preferred Stock (Cost $505,318)			570,542	6.53

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
Equity-Linked Securities

India (Cost $322,855)
Axis Bank Ltd., Issued by Merrill Lynch International		3,928	$86,333	0.99
Bajaj Auto Ltd., Issued by JP Morgan Structured Pro		2,080	70,219	0.80
Jaiprakash Associates Ltd., Issued by Merrill Lynch International		47,546	77,187	0.88
Maruti Suzuki India Ltd., Issued by Merrill Lynch International		2,624	70,123	0.80
Strides Arcolab Ltd., Issued by CLSA Financial Products		4,728	78,570	0.90
			382,432	4.37
Total Equity-Linked Securities (Cost $322,855)			382,432	4.37

Total Investments (Total Cost $8,652,233)			8,690,666	99.39

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			53,151	0.61

Net Assets			$8,743,817	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.

Percentages shown are based on net assets.

At October 31, 2012, the industry sectors for the Ashmore Emerging Markets Equity Fund were:

Industry	Percentage of Net Assets

Consumer Discretionary	18.4%
Consumer Staples	2.9
Energy	13.3
Financials	21.2
Health Care	0.9
Industrials	9.0
Information Technology	17.9
Materials	14.0
Telecommunication Services	1.1
Utilities	0.7

Total Investments	99.4
Other Assets Less Liabilities	0.6
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$8,762,196
Gross tax appreciation of investments	$703,006
Gross tax depreciation of investments	(774,536)
Net tax depreciation of investments	$(71,530)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Fund’s investments and other financial instruments, as of October 31, 2012.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$1,199,929	$—	$—	$1,199,929
Chile	36,095	—	—	36,095
China	1,929,928	—	—	1,929,928
Colombia	22,837	—	—	22,837
Hungary	35,978	—	—	35,978
India	346,759	—	—	346,759
Indonesia	259,169	—	—	259,169
Malaysia	196,739	—	—	196,739
Mexico	424,029	—	—	424,029
Peru	9,584	—	—	9,584
Philippines	26,642	—	—	26,642
Russian Federation	716,517	—	—	716,517
South Africa	235,381	—	—	235,381
South Korea	987,191	—	—	987,191
Taiwan	953,413	—	—	953,413
Thailand	138,190	—	—	138,190
Turkey	219,311	—	—	219,311
Preferred Stocks
Brazil	194,470	—	—	194,470
South Korea	376,072	—	—	376,072
Equity - Linked Securities
India	—	382,432	—	382,432

Total Investments	$8,308,234	$382,432	$—	$8,690,666

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2011, for certain foreign equity securities, the Ashmore Emerging Markets Equity Fund’s fair value trigger was met as a result of the monitoring of events impacting the value of securities after the closing of the exchange on which the securities principally trade, but before the calculation of the daily net asset value, resulting in certain securities being classified as Level 2. Since the fair value trigger was not met at October 31, 2012, these securities were transferred to Level 1. The fair value of the securities transferred from Level 2 to Level 1, using the October 31, 2012 fair value, was $3,356,069 for common stocks. In addition, there were transfers from Level 2 to Level 1 of $376,073 for common stocks due to valuations at a readily available market closing price.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2012:

Derivatives Not Accounted for as
Hedging Instruments
Foreign Exchange
Realized Loss on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (2,455)

* See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $1,672,081)
Brazil Pharma S.A.	BRL	20,000	$121,612	0.89
Cia de Locacao das Americas	BRL	34,491	183,404	1.35
Estacio Participacoes S.A.	BRL	11,400	217,218	1.60
Even Construtora e Incorporadora S.A.	BRL	82,800	330,213	2.43
Iochpe-Maxion S.A.	BRL	23,400	286,876	2.11
Magazine Luiza S.A.	BRL	16,800	93,552	0.69
Mahle-Metal Leve S.A. Industria e Comercio	BRL	13,800	173,872	1.28
Marisa Lojas S.A.	BRL	15,000	220,157	1.62
Sao Martinho S.A.	BRL	3,200	39,987	0.29
Sonae Sierra Brasil S.A.	BRL	3,900	65,286	0.48
Tegma Gestao Logistica	BRL	15,600	268,827	1.98
			2,001,004	14.72
China (Cost $2,683,955)
3SBio, Inc. ADR		17,800	238,698	1.75
China Automation Group Ltd.	HKD	866,000	205,604	1.51
Chinasoft International Ltd.	HKD	770,000	188,773	1.39
Focus Media Holding Ltd. ADR		6,141	144,805	1.06
Greatview Aseptic Packaging Co. Ltd.	HKD	669,000	350,467	2.58
Hengdeli Holdings Ltd.	HKD	724,000	227,942	1.68
Hollysys Automation Technologies Ltd.		28,647	297,356	2.19
Intime Department Store Group Co. Ltd.	HKD	199,500	236,309	1.74
Ju Teng International Holdings Ltd.	HKD	284,000	113,599	0.83
MIE Holdings Corp.	HKD	500,000	137,418	1.01
REXLot Holdings Ltd.	HKD	825,000	59,612	0.44
SouFun Holdings Ltd. ADR		15,300	276,471	2.03
Spreadtrum Communications, Inc. ADR		6,600	152,130	1.12
Trinity Ltd.	HKD	312,000	218,600	1.61
Yingde Gases	HKD	150,000	142,257	1.05
			2,990,041	21.99
Colombia (Cost $38,606)
Pacific Rubiales Energy Corp.	CAD	1,287	30,269	0.22
			30,269	0.22
Indonesia (Cost $744,726)
Berlian Laju Tanker Tbk PT(2)	IDR	4,428,000	67,760	0.50
Bumi Serpong Damai PT	IDR	1,742,930	224,984	1.66
Ciputra Surya Tbk PT	IDR	292,000	53,195	0.39
Gajah Tunggal Tbk PT	IDR	492,500	111,510	0.82
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	IDR	532,500	128,882	0.95
Timah Persero Tbk PT	IDR	605,000	90,062	0.66
			676,393	4.98
Malaysia (Cost $433,976)
DRB-Hicom Bhd.	MYR	272,200	221,603	1.63
Wah Seong Corp. Bhd.	MYR	298,800	171,655	1.26
			393,258	2.89
Mexico (Cost $751,030)
Corp. GEO S.A.B. de C.V., Series B	MXN	81,100	97,481	0.72
Desarrolladora Homex S.A.B. de C.V. ADR		9,993	132,407	0.97
Grupo Aeromexico S.A.B. de C.V.	MXN	76,400	122,112	0.90
Grupo KUO S.A.B. de C.V., Series B	MXN	125,194	264,059	1.94
Industrias CH S.A.B. de C.V., Series B	MXN	34,300	198,152	1.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
Mexico - (continued)
TV Azteca S.A.B. de C.V., Series CPO	MXN	164,000	$103,071	0.76
			917,282	6.75
Nigeria (Cost $64,384)
Zenith Bank PLC	NGN	643,652	73,848	0.54
			73,848	0.54
Philippines (Cost $208,804)
Megaworld Corp.	PHP	1,620,000	96,310	0.71
Oriental Peninsula Resources Group, Inc.	PHP	2,065,000	201,938	1.48
			298,248	2.19
South Africa (Cost $193,847)
JD Group Ltd.	ZAR	20,753	110,802	0.81
Wilson Bayly Holmes-Ovcon Ltd.	ZAR	7,700	126,175	0.93
			236,977	1.74
South Korea (Cost $1,536,278)
Basic House (The) Co. Ltd.	KRW	10,150	109,355	0.80
Hana Tour Service, Inc.	KRW	5,680	319,780	2.35
Hyundai Department Store Co. Ltd.	KRW	1,511	187,732	1.38
Hyundai Home Shopping Network Corp.	KRW	1,189	141,184	1.04
Korean Reinsurance Co.	KRW	17,040	167,182	1.23
LG Fashion Corp.	KRW	9,950	277,351	2.04
Modetour Network, Inc.	KRW	10,058	283,591	2.09
Nexen Tire Corp.	KRW	8,900	139,139	1.02
			1,625,314	11.95
Taiwan (Cost $2,011,092)
Catcher Technology Co. Ltd.	TWD	64,000	278,237	2.05
China Life Insurance Co. Ltd.	TWD	239,088	186,605	1.37
FLEXium Interconnect, Inc.	TWD	61,743	251,516	1.85
Hung Poo Real Estate Development Corp.	TWD	138,000	127,076	0.93
Kinsus Interconnect Technology Corp.	TWD	31,000	85,214	0.63
Novatek Microelectronics Corp.	TWD	8,000	30,124	0.22
Shin Zu Shing Co. Ltd.	TWD	53,000	183,244	1.35
Simplo Technology Co. Ltd.	TWD	58,000	285,905	2.10
Tainan Spinning Co. Ltd.	TWD	455,000	200,924	1.48
TXC Corp.	TWD	97,000	168,681	1.24
			1,797,526	13.22
Thailand (Cost $144,937)
Jasmine International PCL (Registered)	THB	534,800	84,446	0.62
Supalai PCL (Registered)	THB	192,000	115,881	0.85
			200,327	1.47
Turkey (Cost $219,578)
Turkiye Sinai Kalkinma Bankasi AS	TRY	189,076	217,269	1.60
			217,269	1.60
Total Common Stock (Cost $10,703,294)			11,457,756	84.26

Preferred Stock

Brazil (Cost $519,760)
Banco ABC Brasil S.A.	BRL	63,693	361,890	2.66
Randon Participacoes S.A.	BRL	13,700	72,444	0.53
Saraiva S.A. Livreiros Editores	BRL	4,200	52,173	0.39
			486,507	3.58
Total Preferred Stock (Cost $519,760)			486,507	3.58

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

	Currency(1)	Shares	Value	% of Net Assets
Equity-Linked Securities

India (Cost $1,193,312)
Dewan Housing Finance Corp. Ltd., Issued by Citigroup Global Markets		36,497	$129,861	0.95
Hexaware Technologies Ltd., Issued by Merrill Lynch International & Co.		96,093	200,022	1.47
HT Media Ltd., Issued by Citigroup Global Markets		64,750	123,167	0.91
India Cements Ltd., Issued by Merrill Lynch International & Co.		140,538	249,700	1.84
Indian Bank, Issued by Merrill Lynch International & Co.		57,925	180,860	1.33
Strides Arcolab Ltd., Issued by Merrill Lynch International & Co.		15,620	259,573	1.91
			1,143,183	8.41
Saudi Arabia (Cost $130,829)
Fawaz Abdulaziz Alhokair & Co., Issued by Royal Bank of Scotland PLC		5,000	130,660	0.96
			130,660	0.96
South Korea (Cost $206,729)
Gamevil, Inc., Issued by HSBC Bank PLC		2,256	235,405	1.73
MegaStudy Co. Ltd., Issued by HSBC Bank PLC		800	49,661	0.36
			285,066	2.09
United Arab Emirates (Cost $61,254)
Sorouh Real Estate Co., Issued by Merrill Lynch International & Co.		180,000	64,933	0.48
			64,933	0.48
Total Equity-Linked Securities (Cost $1,592,124)			1,623,842	11.94

Total Investments (Total Cost $12,815,178)			13,568,105	99.78

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			29,694	0.22

Net Assets			$13,597,799	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)

Security that has been deemed illiquid. At October 31, 2012, the value of this illiquid security amounted to $67,760 or 0.5% of net assets. Additional information on this illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Berlian Laju Tanker Tbk PT	10/18/2011	$92,441

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

At October 31, 2012, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Industry	Percentage of Net Assets

Consumer Discretionary	34.7%
Consumer Staples	2.1
Energy	2.5
Financials	15.2
Health Care	3.7
Industrials	13.1
Information Technology	18.8
Materials	9.1
Telecommunication Services	0.6

Total Investments	99.8
Other Assets Less Liabilities	0.2
Net Assets	100.0%

At October 31, 2012, for U.S. federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$12,831,393
Gross tax appreciation of investments	$1,667,113
Gross tax depreciation of investments	(930,401)
Net tax appreciation of investments	$736,712

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments, which are carried at fair value, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stocks
Brazil	$2,001,004	$—	$—	$2,001,004
China	2,990,041	—	—	2,990,041
Colombia	30,269	—	—	30,269
Indonesia	608,633	—	67,760	676,393
Malaysia	393,258	—	—	393,258
Mexico	917,282	—	—	917,282
Nigeria	73,848	—	—	73,848
Philippines	298,248	—	—	298,248
South Africa	236,977	—	—	236,977
South Korea	1,625,314	—	—	1,625,314
Taiwan	1,797,526	—	—	1,797,526
Thailand	200,327	—	—	200,327
Turkey	217,269	—	—	217,269
Preferred Stocks
Brazil	486,507	—	—	486,507
Equity - Linked Securities
India	—	1,143,183	—	1,143,183
Saudi Arabia	—	130,660	—	130,660
South Korea	—	285,066	—	285,066
United Arab Emirates	—	64,933	—	64,933

Total Investments	$11,876,503	$1,623,842	$67,760	$13,568,105

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At October 31, 2011, for certain foreign equity securities, the Ashmore Emerging Markets Small-Cap Equity Fund’s fair value trigger was met as a result of the monitoring of events impacting the value of securities after the closing of the exchange on which the securities principally trade, but before the calculation of the daily net asset value, resulting in certain securities being classified as Level 2. Since the fair value trigger was not met for these securities at October 31, 2012, these securities were transferred to Level 1. The fair value of the securities transferred from Level 2 to Level 1, using the October 31, 2012 fair value, was $2,274,908.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of October 31, 2012

The following is a reconcilation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending October 31, 2012:

Category and Subcategory	Beginning Balance at 10/31/2011	Purchases	Sales	Realized Gains	Realized Losses	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 10/31/2012
Investments, at value
Common Stock	$—	$—	$—	$—	$—	$—	$67,760	$—	$67,760
Total	$—	$—	$—	$—	$—	$—	$67,760	$—	$67,760

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at October 31, 2012.

Quantitative Information about Level 3 Fair Value Measurements Ashmore Emerging Markets Small-Cap Equity Fund
	Fair Value at 10/31/2012	Valuation Techniques	Unobservable Input	Range (Actual)
Common Stocks	$67,760	Discount from last traded price	Discount Percentage(a)	0% - 100% (25%)

(a)	Represents discount to last publicly reported closing price on applicable market.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. The increase in discount percentage reduced the value of the security.

The following is a summary of the fair values of the Fund’s derivative instruments*:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2012:

Derivatives Not Accounted
for as Hedging Instruments
Foreign Exchange
Realized Gain on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$646

* See note 9 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust includes seven funds as of October 31, 2012, each with its own investment objective. The Ashmore Emerging Markets Corporate Debt, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (each a “Fund” and collectively, the “Funds”) are separate investment funds of the Trust. Each of the Funds, except Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund, are non-diversified. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.” Each of the Funds is presented herein.

On December 8, 2010, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund commenced investment operations. From August 6, 2010 through December 7, 2010, these five Funds did not have any operations other than those actions relating to organizational matters, including the sale of 2,000 shares of each of these five Funds for cash in the amount of $10.00 per share, or $20,000 for each of these five Funds. Effective May 12, 2011, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund began to offer Class A and C shares (“Retail Shares”). On June 22, 2011, the Ashmore Emerging Markets Equity Fund – Institutional Class commenced investment operations. On October 4, 2011, the Ashmore Emerging Markets Small-Cap Equity Fund – Institutional Class commenced investment operations. On September 30, 2011, the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund launched Class A and C shares. Class A shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on February 27, 2012 and February 1, 2012, respectively. Class C shares for the Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund were initially offered on August 24, 2012.

Ashmore Investment Management Limited (“Ashmore” or the “Investment Manager” or “AIML”) serves as investment manager to the Funds. The Investment Manager has retained Ashmore EMM, L.L.C. (the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund. The Subadviser is responsible for managing the investment of the Funds’ assets, subject to the general oversight and supervision of the Investment Manager and the Board. Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

(b) Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of management of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less and sufficient credit quality are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Investment Manager believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board of Trustees of the Trust, (the “Board”). A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Investment Manager may, amongst other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when you are unable to buy, sell or exchange shares of the Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for applying the valuation methods. For instance, certain securities or investments for which market quotes are not readily available may be valued, pursuant to guidelines approved by the Board.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Investment Manager may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount would be based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and period of time since last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in the calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security or asset if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

not always result in adjustments to the prices of securities or other assets held by the Fund for purposes of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available.

Expenses are recorded on an accruals basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based on the change in the fair value of a particular security or index and a specified notional amount.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt security, loan or other financial instrument, the TRS are considered investments for financial statement purposes and are accounted for using the same policies as would apply to the underlying assets they represent. Aside from the market risk of the underlying securities, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the selling price of the underlying security, in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. Aside from the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at a time prior to the end of the term of the underlying agreement.

(h) Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with a simultaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(i) Organizational and Offering Costs

Organization costs were recognized as expenses as incurred and consisted of costs incurred to establish the Trust and enable it legally to do business. These expenses were paid by the Funds, and the Investment Manager has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 10).

Offering costs include legal fees relating to the preparation of the initial registration statement. Offering costs are amortized over twelve months from the commencement of operations on a straight-line basis.

3. Principal risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. For more information, please see the Funds’ prospectuses.

Convertible Securities Risk

Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changes in value at a different rate than the underlying stocks. Convertible securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Currency Management Strategies Risk

Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Funds’ exposure to currencies and currency exchange rates and could result in losses to the Funds if currencies do not perform as the Investment Manager anticipates.

Currency Risk

Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Funds’ investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies.

Derivatives Risk

Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management repetition and valuation risks and the risk of losing more than the principal amount invested.

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Emerging Markets Risk

Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies.

Equity Securities Risk

Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Focused Investment Risk

Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Funds may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries due to the extent that it focuses its investments.

Foreign Investment Risk

Investments in foreign (non-U.S.) issuers, directly or through the use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes. Investing in foreign securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in the securities of U.S. issuers.

Geographic Focus Risk

The Funds may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Funds focus their investments.

High Yield Risk

Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation/Deflation Risk

The value of the Funds’ investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy, there may be an adverse effect on the creditworthiness of issuers in whose securities the Funds invest and an increase in the likelihood of issuer defaults.

Interest Rate Risk

Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment.

Investments in Pooled Vehicles Risk

Investing in another investment company or pooled vehicle subjects the Funds to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Funds.

IPO Risk

Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they may have no trading history and information about the issuer may have been available for only limited periods.

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Issuer Non-Diversification Risk

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and the Ashmore Emerging Markets Total Return Fund are “non-diversified” and are therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, as well as the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”.

Issuer Risk

The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk

Shareholders of the Funds, such as institutional investors, may disrupt the efficient management of the Funds’ operations by purchasing or redeeming Fund shares in large amounts.

Leverage Risk

The use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase the volatility of the Funds’ investment portfolio and magnify the Funds’ investment losses or gains.

Limited Operating History Risk

The Funds have a limited operating history for investors to evaluate and may not achieve the desired asset levels to maximize investment and operational efficiencies.

Liquidity Risk

Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times.

Management Risk

The Funds’ investment returns depend on the ability of the Investment Manager to manage the Funds’ portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Mortgage-Backed and Asset-Backed Risk

Payments on underlying assets, including mortgages or other obligations, may be delayed, prepaid, subordinated or defaulted on. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates.

Over-the-Counter Risk

Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The prices paid by the Funds in over-the-counter transactions may include an undisclosed dealer markup.

Portfolio Turnover Risk

If the Funds frequently trade their securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Funds’ investment performance.

Small and Mid-Sized Companies Risk

Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk.

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Valuation Risk

Certain securities and instruments may be difficult to value, and to the extent the Funds sell a security or instrument at a price lower than that used to value the security, their net asset value will be adversely affected.

4. Fair value measurements

U.S. GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to a market participant in the principal or most advantageous market of the investment in an orderly transaction. This topic establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the pricing model and/or the inputs to the pricing model used in the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency securities, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued based on evaluations provided by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment rates, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs to those described above are typically categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until their settlement at the forward settlement date and are typically categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are typically categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign

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security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include private equity and real estate investments, certain loan agreements, less-liquid corporate debt securities (including distressed debt instruments) and certain collateralized debt obligations. Also included in this category are options, government and sovereign obligations, government agency securities and corporate bonds for which independent broker prices are used and information relating to the inputs of the price models is currently unavailable.

5. Capital share transactions

Transactions in Class A shares for the year ended October 31, 2012, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	49,653	$472,200	311	$2,984	-	$-	49,964	$475,184
Ashmore Emerging Markets Local Currency Bond Fund	11,668	114,014	50	490	-	-	11,718	114,504
Ashmore Emerging Markets Local Currency Fund	-	1	-	1	-	-	-	2
Ashmore Emerging Markets Sovereign Debt Fund	4,143	42,088	24	258	(2,979)	(30,414)	1,188	11,932
Ashmore Emerging Markets Total Return Fund	267,010	2,659,890	3,342	31,787	(98)	(976)	270,254	2,690,701

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Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Equity Fund	100	1,000	1	7	-	-	101	1,007
Ashmore Emerging Markets Small-Cap Equity Fund	24,294	232,698	71	693	(13)	(357)	24,352	233,034

Transactions in Class C shares for the year ended October 31, 2012, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	2,674	$25,000	42	$392	-	$-	2,716	$25,392
Ashmore Emerging Markets Local Currency Bond Fund	1,780	17,016	11	109	-	-	1,791	17,125
Ashmore Emerging Markets Local Currency Fund	-	1	-	1	-	-	-	2
Ashmore Emerging Markets Sovereign Debt Fund	-	1	4	45	-	-	4	46
Ashmore Emerging Markets Total Return Fund	53,408	515,050	375	3,649	(5)	(49)	53,778	518,650
Ashmore Emerging Markets Equity Fund	100	1,002	-	3	-	-	100	1,005
Ashmore Emerging Markets Small-Cap Equity Fund	240	2,502	1	5	(141)	(1,475)	100	1,032

Transactions in Institutional Class shares for the year ended October 31, 2012, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Corporate Debt Fund	1,044,877	$10,239,560	95,986	$908,806	(641,267)	$(6,380,195)	499,596	$4,768,171
Ashmore Emerging Markets Local Currency Bond Fund	1,926,912	18,958,172	156,284	1,521,349	(1,346,183)	(12,918,287)	737,013	7,561,234

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Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase in Shares	Net Increase in Net Assets
Ashmore Emerging Markets Local Currency Fund	5,016,267	45,668,320	-	2	(355,306)	(3,338,586)	4,660,961	42,329,736
Ashmore Emerging Markets Sovereign Debt Fund	1,054,650	11,000,000	139,559	1,444,696	(1,063,839)	(11,106,639)	130,370	1,338,057
Ashmore Emerging Markets Total Return Fund	41,003,044	397,771,511	916,115	8,898,160	(2,240,094)	(21,297,657)	39,679,065	385,372,014
Ashmore Emerging Markets Equity Fund	524	5,044	9,661	77,689	-	(2)	10,185	82,731
Ashmore Emerging Markets Small- Cap Equity Fund	125,602	1,417,778	7,058	78,789	-	(1)	132,660	1,496,566

Capital shares

Class A or Class C shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge for Class A shares. Institutional Class shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at general meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

6. Investment transactions

For the year ended October 31, 2012, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Corporate Debt Fund	$12,576,153	$6,762,254
Ashmore Emerging Markets Local Currency Bond Fund	66,249,866	50,021,599
Ashmore Emerging Markets Local Currency Fund	2,310,954	986,604
Ashmore Emerging Markets Sovereign Debt Fund	10,983,626	9,610,140
Ashmore Emerging Markets Total Return Fund	499,011,126	157,824,832
Ashmore Emerging Markets Equity Fund	8,352,024	8,220,218
Ashmore Emerging Markets Small-Cap Equity Fund	12,779,730	11,083,443

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7. Federal income taxes

No provision for U.S. federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For financial reporting purposes the Funds may periodically make reclassifications among components of capital accounts to reflect permanent differences between U.S. GAAP and taxable income. The reclassifications have no impact on the net assets of the Funds. As of October 31, 2012, the following reclassifications were made to the Statement of Net Assets:

Fund	Accumulated Undistributed Net Realized Gain/ Loss	Undistributed Net Investment Income
Ashmore Emerging Markets Corporate Debt Fund	$ (26,305)	$ 26,305
Ashmore Emerging Markets Local Currency Bond Fund	(142,924)	142,924
Ashmore Emerging Markets Local Currency Fund	(1,730,356)	1,730,356
Ashmore Emerging Markets Sovereign Debt Fund	(11,691)	11,691
Ashmore Emerging Markets Total Return Fund	(5,130,486)	5,130,486
Ashmore Emerging Markets Equity Fund	8,538	(8,538)
Ashmore Emerging Markets Small-Cap Equity Fund	(1,662)	1,662

At October 31, 2012, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Fund	October 31, 2019
Ashmore Emerging Markets Local Currency Fund	$ (4,413)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Funds. In general, the provisions of the Act are effective for the Funds’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2012	Long-Term Capital Loss Carryforward at October 31, 2012
Ashmore Emerging Markets Equity Fund	$ (1,297,904)
Ashmore Emerging Markets Local Currency Fund		$ (2,870)

The Funds in the above two tables may offset future capital gains with these capital loss carryforwards.

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the

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Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the statement of operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2012, the components of distributable taxable earnings, including temporary differences, are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earning (Deficit)
Ashmore Emerging Markets Corporate Debt Fund	$ 151,435	$ 94,032	$ (35,001)	$ 138,545	$349,011
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(96,283)	2,208,747	2,112,464
Ashmore Emerging Markets Local Currency Fund	1,809,816	-	(31,004)	175,570	1,954,382
Ashmore Emerging Markets Sovereign Debt Fund	88,704	61,828	(39,062)	3,225,398	3,336,868
Ashmore Emerging Markets Total Return Fund	8,933,641	-	(402,679)	13,802,047	22,333,009
Ashmore Emerging Markets Equity Fund	-	-	(1,298,335)	(71,489)	(1,369,824)
Ashmore Emerging Markets Small-Cap Equity Fund	1,099,388	30,847	-	736,932	1,867,167

The taxable character of distributions paid during the fiscal year ended October 31, 2012, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$1,068,991	$ 66,324	$ -	$ -	$1,135,315
Ashmore Emerging Markets Local Currency Bond Fund	1,649,340	758,249	77,545	20,233	2,505,367
Ashmore Emerging Markets Local Currency Fund	-	-	-	-	-
Ashmore Emerging Markets Sovereign Debt Fund	1,514,004	-	-	-	1,514,004
Ashmore Emerging Markets Total Return Fund	9,666,192	-	-	-	9,666,192
Ashmore Emerging Markets Equity Fund	101,642	-	-	4,929	106,571
Ashmore Emerging Markets Small-Cap Equity Fund	39,065	53,933	-	-	92,998

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The taxable character of distributions paid during the fiscal period ended October 31, 2011, were as follows:

	Distributions From
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Corporate Debt Fund	$660,384	$-	$-	$660,384
Ashmore Emerging Markets Local Currency Bond Fund	1,481,344	-	1,034,126	2,515,470
Ashmore Emerging Markets Local Currency Fund	-	-	948,703	948,703
Ashmore Emerging Markets Sovereign Debt Fund	413,236	-	-	413,236
Ashmore Emerging Markets Total Return Fund	1,070,336	-	1,263,657	2,333,993
Ashmore Emerging Markets Equity Fund	46,475	-	-	46,475
Ashmore Emerging Markets Small-Cap Equity Fund	-	-	-	-

8. Distributions to shareholders

The Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal period in which income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under U.S. GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See Note 7 for further details.

9. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in Note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

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The following disclosures contain information on how and why the Funds use derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each of the Fund’s Schedule of Investments and categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds have entered into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

For the year ended October 31, 2012, the Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund and Ashmore Emerging Markets Total Return Fund had an average contract notional exposure of $20,213, $18,375, and $23,888, respectively, related to options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds have entered into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

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Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

For the year ended October 31, 2012, the Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Equity Fund had an average contract notional exposure of $6,852,998, $169,906,568, $144,676,139, $71,911, $365,436,934, and $17,519, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

During the reporting period, certain Funds entered into long (short) futures contracts for hedging purposes. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in U.S. dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

For the year ended October 31, 2012, the Ashmore Emerging Markets Local Currency Bond, Ashmore Emerging Markets Sovereign Debt and Ashmore Emerging Markets Total Return Funds had an average notional long (short) exposure of $(784,199), $(831,399), and $(1,778,825), respectively, related to futures contracts.

(d) Interest rate swaps

During the reporting period, certain Funds entered into interest rate swaps, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Funds’ exposure to interest rates. Interest rate swaps are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

Interest rate swaps are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities, without any

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

deduction for estimated future selling costs. The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate swap contracts in the period in which they occur.

For the year ended October 31, 2012, the Ashmore Emerging Markets Local Currency Bond and Ashmore Emerging Markets Total Return Funds had an average notional exposure of $10,429,653 and $36,021,752, respectively, related to interest rate swap contracts.

10. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Local Currency Fund	0.85%
Ashmore Emerging Markets Sovereign Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until February 28, 2013, to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Local Currency Bond Fund	1.25%	2.00%	0.97%
Ashmore Emerging Markets Local Currency Fund	1.15%	1.90%	0.87%
Ashmore Emerging Markets Sovereign Debt Fund	1.20%	1.95%	0.92%
Ashmore Emerging Markets Total Return Fund	1.30%	2.05%	1.02%
Ashmore Emerging Markets Equity Fund	1.45%	2.20%	1.17%
Ashmore Emerging Markets Small-Cap Equity Fund	1.80%	2.55%	1.52%

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The total accumulated amount subject to recovery in future years is $497,476 for Ashmore Emerging Markets Corporate Debt Fund, $592,273 for Ashmore Emerging Markets Local Currency Bond Fund, $559,549 for Ashmore Emerging Markets Local Currency Fund, $514,697 for Ashmore Emerging Markets Sovereign Debt Fund, $766,510 for Ashmore Emerging Markets Total Return Fund, $389,297 for Ashmore Emerging Markets Equity Fund and $337,321 for Ashmore Emerging Markets Small-Cap Equity Fund.

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Institutional Class
Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%

Distribution fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Equity Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $20 million.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

As of October 31, 2012, Ashmore Investments UK Limited owned the following percentages of outstanding shares of each Fund:

Fund	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	38.44%
Ashmore Emerging Markets Local Currency Fund	14.72%
Ashmore Emerging Markets Equity Fund	68.11%
Ashmore Emerging Markets Small-Cap Equity Fund	88.88%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning greater than 5% of the outstanding shares of such Funds: four investors each owned 65.47%, 6.19%, 6.19% and 6.19%, respectively, of the outstanding shares of the Ashmore Emerging Markets Corporate Debt Fund - Class A, one investor owned 96.05% of the outstanding shares of the Ashmore Emerging Markets Corporate Debt Fund - Class C, two investors each owned 23.12% and 5.79%, respectively, of the outstanding shares of the Ashmore Emerging Markets Corporate Debt Fund - Institutional Class, four investors each owned 71.86%, 13.65%, 7.21% and 7.03%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Class A, three investors each owned 83.67%, 10.79% and 5.54%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Class C, four investors each owned 35.20%, 34.78%, 12.11% and 10.28%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Bond Fund - Institutional Class, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Local Currency Fund - Class A and Class C, three investors each owned 54.97%, 8.52% and 7.52%, respectively, of the outstanding shares of the Ashmore Emerging Markets Local Currency Fund - Institutional Class, two investors each owned 91.74% and 8.26%, respectively, of the outstanding shares of the Ashmore Emerging Markets Sovereign Debt Fund - Class A, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Sovereign Debt Fund - Class C, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Sovereign Debt Fund - Institutional Class, six investors each owned 17.98%, 14.70%, 9.00%, 7.71%, 6.25% and 6.16%, respectively, of the outstanding shares of the Ashmore Emerging Markets Total Return Fund - Class A, five investors each owned 40.01%, 18.68%, 9.82%, 9.58% and 9.34%, respectively, of the outstanding shares of the Ashmore Emerging Markets Total Return Fund - Class C, four investors each owned 48.19%, 15.72%, 11.99% and 7.45%, respectively, of the outstanding shares of the Ashmore Emerging Markets Total Return Fund – Institutional Class, one investor owned 100.00% of the outstanding shares of the Ashmore Emerging Markets Equity Fund - Class A and Class C, three investors owned 16.77%, 10.05% and 5.02%, respectively, of the outstanding shares of the Ashmore Emerging Markets Equity Fund – Institutional Class, four investors each owned 39.64%, 29.55%, 20.06% and 10.75%, respectively, of the outstanding shares of the Ashmore Emerging Markets Small-Cap Equity Fund - Class A, two investors each owned 58.37% and 41.63% of the outstanding shares of the Ashmore Emerging Markets Small-Cap Equity Fund - Class C and one investor owned 7.98% of the outstanding shares of the Ashmore Emerging Markets Small-Cap Equity Fund - Institutional Class.

11. Financial instruments with off-balance sheet risk and concentration of credit risk

Derivative financial instruments may result in off-balance sheet market and credit risk. Market risk is the possibility that future changes in market price may make a financial instrument less valuable. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities.

Credit risk is the risk that the counterparty will default and fail to fulfill the terms of the agreement.

Derivative risk exposures are discussed in Note 9.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 2012

12.	Recent accounting pronouncements

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including the disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those reporting entities that prepare their financial statements on the basis of U.S. GAAP and those reporting entities that prepare their financial statements on the basis of IFRS. Specifically, ASU 2011-11 requires reporting entities to disclose 1) both gross and net information about both instruments and transactions eligible for offset in the financial statements and 2) to disclose instruments and transactions subject to an agreement similar to a master netting agreement. The effective date of ASU 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, the Funds’ management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement disclosures.

13.	Subsequent events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure.

KPMG LLP Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Ashmore Funds:

We have audited the accompanying statements of assets and liabilities of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Sovereign Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Equity Fund, and Ashmore Emerging Markets Small-Cap Equity Fund (Funds within Ashmore Funds), including the schedules of investments as of October 31, 2012, and the related statements of operations for the year-ended December 31, 2012, the statements of changes in net assets and the financial highlights for the each of the years or periods in the two-year period ended October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the two-year period ended October 31, 2012, in conformity with U.S. generally accepted accounting principles.

December 24, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASHMORE FUNDS

ADVISORY AGREEMENT APPROVAL

As of October 31, 2012

ADVISORY AGREEMENT APPROVAL

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on September 13, 2012, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation, on an interim basis until March 31, 2013, of the Investment Management Agreements (each, an “Agreement,” and collectively, the “Agreements”) between Ashmore Investment Management Limited (“AIML”) and the Trust, on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund (the “Funds”). These Agreements were proposed to be continued for an interim five-month period through March 31, 2013 rather than a one-year term in order to align their annual continuance cycle with that of the other Ashmore Funds. In determining to approve the continuation of the Agreements on an interim basis, the Board considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIML had provided, certain information the Independent Trustees considered relevant to their evaluation.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIML to the Funds. The Board considered information regarding the overall organization and resources of AIML, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIML’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreements, AIML has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions. The Board considered that AIML’s duties include: (i) investment research and selection, and (ii) adherence to (and monitoring compliance with) the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws. The Board also evaluated the significant compliance resources available to and utilized by AIML. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds and that there was a reasonable basis on which to conclude that the Funds benefit from the services provided by AIML under the Agreements.

INVESTMENT PERFORMANCE

The Board considered the investment performance of the Funds and AIML. The Board compared the investment performance of each Fund to its peers using rankings compiled by AIML as of June 30, 2012. The information on each Fund’s investment performance was provided for the one-year and since-inception (December 8, 2010) periods ended June 30, 2012. The Board also received information comparing the Funds’ performance to that of each Fund’s benchmark index and comparable institutional composite managed by the Investment Adviser. The Board noted the favorable long-term track record of AIML in managing accounts having similar strategies.

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ADVISORY AGREEMENT APPROVAL (CONTINUED)

As of October 31, 2012

The Board considered the performance of the Funds in light of their respective investment objectives on both an absolute and comparable basis, and relative to their peers and to other AIML client accounts. They noted that the Funds were relatively new and had correspondingly short track records.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board considered the contractual and actual investment management fees paid by each Fund to AIML. In doing so, the Board compared the contractual investment management fees and overall net and gross expense ratios to those of the Funds’ peers and noted that, with respect to certain of the Funds, there were only a limited number of peer funds with similar investment strategies. In light of the information provided, the Board concluded that the investment management fees were generally within the range of fees paid by other similar investment companies. The Board also considered AIML’s commitment to limit certain of the Funds’ ordinary operating expenses for a period of time.

The Board reviewed AIML’s costs and profitability as presented by AIML in serving as each Fund’s investment adviser. The Board noted that AIML was operating at a loss with respect to each Fund except the Ashmore Emerging Markets Total Return Fund, and in that case, AIML’s profitability was not excessive.

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIML as a result of its relationship with the Funds, such as the reputational benefit derived from serving as investment adviser to the Funds.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the Funds’ contractual investment management fees, the Board considered AIML’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIML’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIML would realize economies of scale as the Trust’s assets grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the Funds’ Agreements to determine whether breakpoints may be appropriate at such time. In light of the Trust’s current size and expense structure, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

The Board concluded that the fees to be paid by each Fund were reasonable in light of the services to be provided by AIML, its projected costs and the Funds’ current and reasonably foreseeable asset levels, and that the Agreements should be approved.

ASHMORE FUNDS

FOR MORE INFORMATION

As of October 31, 2012

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING
Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Management Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Markets Equity Fund

and Ashmore Emerging Markets Small-Cap Equity Fund

Ashmore EMM, LLC

1001 19th Street North, 17th Floor

Arlington, Virginia 22209-1722

Distributor

Ashmore Investment Management (US) Corporation

122 East 42nd Street

New York, New York 10168

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

200 Clarendon Street

27th Floor

Boston, Massachusetts 02116

617-728-7100

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of the Ashmore Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 7 portfolios in the Ashmore Funds. The Ashmore Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 866-876-8294.

INDEPENDENT TRUSTEES

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 53)	Trustee	Indefinite term; Trustee since inception	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	7	Non-executive director since August 2010, Jasper Investments Limited; Non- executive director May 2010 – March 2012, Pacnet Limited.
George J. Gorman (Age 60)	Trustee	Indefinite term; Trustee since inception	George J. Gorman LLC (consulting firm) since December 2010; Ernst & Young LLP (an accounting firm) from July 1974 to July 2009 (Senior Partner from October 1988).	7	Trustee, Bank of America Money Market Funds Series Trust since June 2011.
Oliver T. Kane (Age 62)	Trustee, Chairman of the Trustees	Indefinite term; Trustee since inception	Investment Consultant since June 2005.	7	Trustee, United Church of Christ Pension Board, since June 2010; Director, Ashmore Global Opportunities Limited since August 2010 to October 2010.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEES

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(1) (Age: 49)	Trustee; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Management Limited; Principal from September 2005 to October 2008, Dolomite Capital Management(3); Managing Director from September 1986 to June 2005, J.P. Morgan Chase.	7	Trustee, Ashmore EMM, L.L.C. since May 2011; Director, Ashmore Global Emerging Markets Fund, LTD since July 2006; Director, Ashmore Global Opportunities, Limited from October 2007 to August 2010.
Martin Tully(2) (Age: 49)	Trustee	Indefinite term; Trustee since inception	A number of senior operational roles with the Ashmore Group plc since 2006, most recently focussing on the development of Ashmore’s overseas subsidiaries. Prior to Ashmore, various senior roles with Rothschild, Citigroup and HSBC.	7	Trustee of The Ashmore Foundation, the charitable arm of the Ashmore Group plc.

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates.
(2)

Mr. Tully is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Ashmore Group plc, the parent company of Ashmore Investment Management Limited, and his interests in Ashmore Group plc.

(3)	Dolomite Capital Management was sold to an affiliate of the Investment Manager on November 3, 2008.

ASHMORE FUNDS

TRUSTEES AND OFFICERS

OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age: 49)	Trustee, President and Chief Executive Officer	Indefinite term; since inception

Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager since November 2008, Ashmore Investment Management Limited; Principal from September 2005 to October 2008, Dolomite Capital Management; Managing Director from September 1986 to June 2005, J.P. Morgan Chase.

Michael Perman (Age: 55)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc; Company Secretary from April 1996 to February 2008, INVESCO plc.
Alexandra Autrey (Age: 36)	Chief Legal Officer	Indefinite term; since inception

Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012; Legal Counsel, Ashmore Group plc, May 2005 – May 2008.

Christopher Tsutsui (Age: 48)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception

Head of Finance, Ashmore Group plc, since July 2012; Board Member, Ashmore Management Company Colombia S.A.S., since September 2011; Chief Financial Officer, Ashmore Investment Management (U.S.) Corporation, since November 2008; Chief Financial Officer, Dolomite Capital Management(1), from April 2006 to November 2008; Vice President, Morgan Stanley, from April 2004 to April 2006.

Stephen Hicks (Age: 52)	Chief Compliance Officer	Indefinite term; since inception

Group Head of Compliance since June 2010, Ashmore Group plc; Director of Group Compliance from February 2001 to October 2005 and Chief Compliance Officer from October 2005 to May 2010, 3iGroup plc (a private equity firm).

Owen Meacham (Age: 41)	Assistant Secretary	Indefinite term; since inception	Senior Corporate Attorney since October 2007, The Northern Trust Company; Vice President - Product Development Manager from April 2005 to October 2007, ABN AMRO Asset Management.
Paul Robinson (Age: 39)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Lawyer since September 2007 and Deputy Head of Legal and Transaction Management since September 2012, Ashmore Group plc; Head of Investment and Merchant Banking Transaction

ASHMORE FUNDS

TRUSTEES AND OFFICERS

Name, Address** and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Legal from 2005 to September 2007, Nomura International plc.

**	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Dolomite Capital Management was sold to an affiliate of the Investment Manager on November 3, 2008.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report. However, Appendix A to the registrant’s Code of Ethics, which is Code of Ethics of Ashmore Investment Management Limited, was amended during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. George J. Gorman is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $188,300 in 2012 and $165,000 in 2011.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for RIC tax compliance and diversification review and tax return review are $26,500 in 2012 and $7,500 in 2011.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter adopted on November 17, 2010, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to a Fund and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser(s) (including any sub-advisers) and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee may implement policies and procedures by which such services are pre-approved other than by the full Committee (for example, by the Committee chair).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by KPMG for services rendered to the registrant and service affiliates for the last two fiscal years were $26,500 for 2012 and $7,500 for 2011.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)
Date: January 4, 2013

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)
Date: January 4, 2013